                                                                   EXHIBIT 10.01


                    FIFTH AMENDMENT TO THE CREDIT AGREEMENT
                 (AMENDING AND RESTATING THE CREDIT AGREEMENT)


     This FIFTH AMENDMENT dated as of December 28, 1998 (this "Fifth Amendment") is between THE CENTRIS GROUP, INC., formerly known as US Facilities Corporation (the "Borrower"), and FLEET NATIONAL BANK, a national banking association formerly known as Shawmut Bank Connecticut, N.A. and Fleet National Bank of Connecticut (the "Bank").

     PRELIMINARY STATEMENTS. The Borrower and the Bank entered into a Credit Agreement dated as of December 20, 1994, which agreement was amended by a First Amendment to the Credit Agreement dated as of March 29, 1996, a Second Amendment to the Credit Agreement dated as of July 1, 1996, a Third Amendment to the Credit Agreement dated as of September 30, 1998 and a Fourth Amendment to the Credit Agreement (Amending and Restating the Credit Agreement) dated October 26, 1998 (as so amended, the "Existing Credit Agreement").

     The Borrower has requested the Bank to further amend the Existing Credit Agreement to increase the Bank's Commitment to enable the Borrower to make certain acquisitions and the Bank has agreed to such request upon certain terms and conditions. The parties therefore wish to amend and restate the Existing Credit Agreement to reflect their understandings.

     Accordingly, the Borrower and the Bank agree as follows:

     Section 1.  Amendment and Restatement of the Existing Credit Agreement.
                 ----------------------------------------------------------
The Existing Credit Agreement, including, without limitation, the schedules and exhibits thereto, is hereby amended and restated in its entirety to read as set forth in Exhibit A to Fifth Amendment attached hereto (as so amended and
         ----------------------------
restated hereby, the "Credit Agreement"). Such amendment and restatement shall be effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 2 of this Fifth Amendment.

     Section 2.  Conditions Precedent.  The effectiveness of this Fifth
                 --------------------
Amendment is hereby subject to the satisfaction on a date to be mutually agreed upon, but not later than January 31, 1999 (the "Amendment Closing Date"), of the following conditions in a manner acceptable to the Bank and its counsel:

     (a) the execution and delivery to the Bank by the Borrower of this Fifth Amendment;

     (b) the execution and delivery to the Bank of a Revolving Note for the account of the Bank in the amount of its Commitment in exchange for the promissory note issued under the Existing Credit Agreement;

     (c) receipt by the Bank of a certificate of the Secretary or Assistant Secretary of the Borrower, dated the Closing Date, attesting on behalf of the Borrower to all corporate action taken by the Borrower, including resolutions of its Board of Directors authorizing the execution, delivery and performance of this Fifth Amendment, the Revolving Note and each other document to be delivered pursuant to this Fifth Amendment;

     (d) receipt by the Bank of a certificate of a Senior Officer of the Borrower, dated the Closing Date, stating that:

          (i) the representations and warranties contained in Article 5 of the Credit Agreement are correct on and as of the date of such certificate as though made on and as of such date (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

          (ii) no Event of Default or Default has occurred and is continuing or would result from the signing of the Fifth Amendment to the Credit Agreement or the transactions contemplated thereby; and

          (iii) there has been no material adverse change in the financial condition, operations, Properties, business or business prospects of the Borrower and its Subsidiaries, since the date of the last audited financial statements furnished to the Bank;

     (e) receipt by the Bank of a certificate of a Senior Officer of the Borrower, dated the Closing Date, substantially in the form of Exhibit B to
                                                                    ------------
     Fifth Amendment, which certificate shall include information required to
     ---------------
     establish that the Borrower will be in compliance with the covenants set forth in the Credit Agreement, after giving effect to the transactions contemplated herein;

     (f) receipt by the Bank of a certificate of good standing for the Borrower as of a recent date by the Secretary of State of its jurisdiction of incorporation and each state where the Borrower, by the nature of its business, is required to qualify to do business, except where the failure to be so qualified would not have a material adverse effect on the financial condition, operations, Properties, business or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, taken as a whole;

     (g) receipt by the Bank of a certificate of good standing for USBENEFITS as of a recent date by the Secretary of State of its jurisdiction of incorporation and, if different, its principal place of business;

     (h) receipt by the Bank of a certificate or similar instrument as of a recent date from the appropriate tax authority in the State of California and Delaware as to the payment by the Borrower of all taxes owed;

     (i) receipt by the Bank of a certificate of authority as of a recent date from the Insurance Commissioner of Massachusetts certifying that USF RE is duly licensed and in good standing with such Insurance Commissioner;


     (j) receipt by the Bank of a certificate of good standing for each of VASA North America, Inc. ("VASA North America"), VASA North Atlantic Insurance Company ("VASA North Atlantic") and Seaboard Life Insurance Company (USA) ("Seaboard") as of a recent date from the Secretary of the State of its jurisdiction of incorporation, and, if different, its principal place of business;

     (k) receipt by the Bank of a certificate of authority as of a recent date from the Insurance Commissioner of Indiana certifying that VASA North Atlantic and Seaboard are duly licensed and in good standing with such Insurance Commissioner;

     (l) receipt by the Bank of a copy of the Certificate of Incorporation for each of VASA North America, VASA North Atlantic and Seaboard and all amendments and other corporate documents relating thereto, certified as of a recent date by the Secretary of the State of its jurisdiction of incorporation;

     (m) receipt by the Bank of a certificate of a Senior Officer, Secretary or Assistant Secretary of each of VASA North America, VASA North Atlantic and Seaboard stating that (i) no action has been taken to amend the certificate of incorporation since the date of certification by the Secretary of the State, (ii) the certificate of incorporation is in full force and effect as of the Closing Date, and (iii) attached are true, correct and complete copies of the bylaws of the company;

     (n) receipt by the Bank of a favorable opinion of R.W. Loeb, Professional Law Corporation, California counsel to the Borrower, dated the Closing Date, in substantially the form set forth in Exhibit C to Fifth Amendment
                                                  ----------------------------
     hereto;

     (o) receipt by the Bank of a favorable opinion of Anderson & Kreiger, Massachusetts insurance counsel to the Borrower, dated the Closing Date, in substantially the form set forth in Exhibit D to Fifth Amendment hereto;
                                         ----------------------------

     (p) receipt by the Bank of a duly executed Acknowledgment and Ratification of the Pledge Agreement, dated the Closing Date, in substantially the form set forth in Exhibit E to Fifth Amendment hereto;
                  ----------------------------

     (q) receipt by the Bank of a copy of each consent, license, approval and notice required in connection with the execution, delivery, performance, validity and enforceability of this Fifth Amendment, the Revolving Note, the Pledge Agreements, the Acquisition Agreements and each other document and instrument required to be delivered in connection herewith, if any;

     (r) the provision of all information, documents, certificates and opinions of counsel relating to the Borrower and its Subsidiaries, as the Bank may reasonably request, all in form and substance satisfactory to the Bank and its special counsel;

     (s) payment to the Bank of an up-front fee of $75,000; and

     (t) payment to Day, Berry & Howard LLP, special counsel to the Bank, of its legal fees and disbursements.

     Section 3.  Representations and Warranties of the Borrower.  The Borrower
                 ----------------------------------------------
represents as follows:

     (a) The execution, delivery and performance by the Borrower of this Fifth Amendment have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of its shareholders; (ii) violate any provisions of its articles of incorporation or by-laws; (iii) violate any provision of any law, rule, regulation (including without limitation, Regulation U and X), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to and binding upon the Borrower or any Subsidiary; (iv) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower or any Subsidiary is a party or by which it or its Properties may be bound; or (v) result in, or require, the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by the Borrower.

     (b) No authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, or exemption by, any governmental or public body or authority, or any subdivision thereof, or any other Person, including without limitation, the California, Indiana or Massachusetts Insurance Commissioner, is required to authorize, or is required in connection with the execution, delivery and performance by the Borrower of, or the legality, validity, binding effect or enforceability of, this Fifth Amendment except for such approvals as have been obtained and are in full force and effect.

     (c) This Fifth Amendment constitutes the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

     (d) No actions, suits or proceedings or investigations (other than routine examinations performed by insurance regulatory authorities) are pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary, or any Property of any of them before any court, governmental agency or arbitrator, which if determined adversely to the Borrower or any Subsidiary would in any one case or in the aggregate, materially adversely affect the financial condition, operations, Properties, business or, to the knowledge of the Borrower, prospects of the Borrower and its Subsidiaries taken as a whole or the ability of the Borrower to perform its obligations under the Existing Credit Agreement, as amended by this Fifth Amendment.

     (e) No information, exhibit or report furnished in writing by or on behalf of the Borrower or any officer or director of the Borrower to the Bank in connection with the negotiation of, or pursuant to the terms of, this Fifth Amendment contained when made any material misstatement of fact or omitted to state a material fact necessary to make the statements contained therein not misleading.

     Section 4.  Effect on the Existing Credit Agreement.  The execution,
                 ---------------------------------------
delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under the Existing Credit Agreement, nor constitute a waiver of any provision of the Existing Credit Agreement.

     Section 5.  Costs, Expenses and Taxes.  The Borrower agrees to pay on
                 -------------------------
demand all costs and expenses of the Bank in connection with the preparation, execution and delivery of this Fifth Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities hereunder and thereunder. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Fifth Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     Section 6.  Execution in Counterparts.  This Fifth Amendment may be
                 -------------------------
executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     Section 7.  Integration.  This Fifth Amendment to the Credit Agreement,
                 -----------
together with Exhibit A to Fifth Amendment, as well as the schedules and
              ----------------------------
exhibits thereto and hereto, including the Revolving Note, the Pledge Agreements and the Acknowledgment and Ratification of the Pledge Agreement, comprise the entire agreement between the parties hereto relating to the transactions contemplated hereby and thereby, and supersede any and all prior oral or written statements or agreements with respect to the loan and pledge transaction between the parties hereto.

     Section 8.  Governing Law.  This Fifth Amendment shall be governed by, and
                 -------------
construed in accordance with, the laws of the State of Connecticut.

     Section 9.  Defined Terms.  Until this Fifth Amendment shall become
                 -------------
effective, capitalized terms used herein which are not expressly defined herein shall have the meanings ascribed to them in the Existing Credit Agreement.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              THE CENTRIS GROUP, INC.


                              By /s/ Charles M. Caporale
                                 --------------------------------
                              Name:  CHARLES M. CAPORALE
                              Title: Senior Vice President,
                                     Chief Financial Officer
                                     and Treasurer

                              FLEET NATIONAL BANK


                              By /s/ David A. Albanesi
                                 --------------------------------
                              Name:  David A. Albanesi
                              Title: Vice President

                                                    EXHIBIT A TO FIFTH AMENDMENT
                                                    ----------------------------

                               CREDIT AGREEMENT

                         dated as of December 20, 1994


                                    between

                            THE CENTRIS GROUP, INC.

                                      and

                              FLEET NATIONAL BANK



                 AMENDED AND RESTATED AS OF DECEMBER 28, 1998

                               TABLE OF CONTENTS

ARTICLE 1.  DEFINITIONS; ACCOUNTING TERMS............................................................    1
    Section 1.1.  Definitions........................................................................    1
                  -----------
    Section 1.2.  Accounting Terms...................................................................   13
                  ----------------
    Section 1.3.  Rounding...........................................................................   14
                  --------
    Section 1.4.  Exhibits and Schedules.............................................................   14
                  ----------------------
    Section 1.5.  References to "Borrower and its Subsidiaries"......................................   14
                  ---------------------------------------------
    Section 1.6.  Miscellaneous Terms................................................................   14
                  -------------------

ARTICLE 2.  THE CREDIT...............................................................................   14
    Section 2.1.  The Revolving Loans................................................................   14
                  -------------------
    Section 2.2.  The Revolving Note.................................................................   15
                  ------------------
    Section 2.3.  Procedure for Borrowing............................................................   15
                  -----------------------
    Section 2.4.  Termination or Optional Reduction of Commitment....................................   16
                  -----------------------------------------------
    Section 2.5.  Mandatory Reduction of Commitment..................................................   17
                  ---------------------------------
    Section 2.6.  Maturity of Revolving Loans........................................................   17
                  ---------------------------
    Section 2.7.  Optional Prepayments...............................................................   17
                  --------------------
    Section 2.8.  Interest on the Revolving Loans....................................................   18
                  -------------------------------
    Section 2.9.  Fees...............................................................................   18
                  ----
    Section 2.10. Payments Generally.................................................................   19
                  ------------------
    Section 2.11. Capital Adequacy...................................................................   19
                  ----------------
    Section 2.12. Increased Costs....................................................................   20
                  ---------------
    Section 2.13. Illegality.........................................................................   20
                  ----------
    Section 2.14. Payments to be Free of Deductions..................................................   21
                  ---------------------------------
    Section 2.15. Computations.......................................................................   21
                  ------------
    Section 2.16. Obligations Absolute...............................................................   22
                  --------------------

ARTICLE 3.  SECURITY.................................................................................   22
    Section 3.1.  Pledge Agreement...................................................................   22
                  ----------------
    Section 3.2.  Further Assurances.................................................................   22
                  ------------------

ARTICLE 4.  CONDITIONS PRECEDENT.....................................................................   23
    Section 4.1.  Documentary Conditions Precedent...................................................   23
                  --------------------------------
    Section 4.2.  Additional Conditions Precedent to Each Loan.......................................   24
                  --------------------------------------------
    Section 4.3.  Deemed Representations.............................................................   26
                  ----------------------

ARTICLE 5.  REPRESENTATIONS AND WARRANTIES...........................................................   26
    Section 5.1.  Incorporation, Good Standing and Due Qualification.................................   26
                  --------------------------------------------------
    Section 5.2.  Corporate Power and Authority; No Conflicts........................................   27
                  -------------------------------------------
    Section 5.3.  Legally Enforceable Agreements.....................................................   27
                  ------------------------------

    Section 5.4.  Litigation.........................................................................   27
                  ----------
    Section 5.5.  Financial Statements...............................................................   27
                  --------------------
    Section 5.6.  Ownership and Liens................................................................   28
                  --------------------
    Section 5.7.  Taxes..............................................................................   28
                  -----
    Section 5.8.  ERISA..............................................................................   28
                  -----
    Section 5.9.  Subsidiaries and Ownership of Stock................................................   29
                  -----------------------------------
    Section 5.10. Credit Arrangements................................................................   30
                  -------------------
    Section 5.11. Operation of Business..............................................................   30
                  ---------------------
    Section 5.12. No Default on Outstanding Judgments or Orders......................................   30
                  ---------------------------------------------
    Section 5.13. No Defaults on Other Agreements....................................................   30
                  -------------------------------
    Section 5.14. Governmental Regulation............................................................   31
                  -----------------------
    Section 5.15. Consents and Approvals.............................................................   31
                  ----------------------
    Section 5.16. Partnerships.......................................................................   31
                  ------------
    Section 5.17. Environmental Protection...........................................................   31
                  ------------------------
    Section 5.18. Copyrights, Patents, Trademarks, Etc...............................................   32
                  -------------------------------------
    Section 5.19. Compliance with Laws...............................................................   32
                  --------------------
    Section 5.20. Events of Default..................................................................   32
                  -----------------
    Section 5.21. Use of Proceeds....................................................................   32
                  ---------------
    Section 5.22. Continental Agreements.............................................................   32
                  ----------------------

ARTICLE 6.  AFFIRMATIVE COVENANTS....................................................................   33
    Section 6.1.  Maintenance of Existence and Domicile of Insurance Subsidiaries....................   33
                  ---------------------------------------------------------------
    Section 6.2.  Conduct of Business................................................................   33
                  -------------------
    Section 6.3.  Maintenance of Properties..........................................................   33
                  -------------------------
    Section 6.4.  Maintenance of Records.............................................................   33
                  ----------------------
    Section 6.5.  Maintenance of Insurance...........................................................   33
                  ------------------------
    Section 6.6.  Compliance with Laws...............................................................   33
                  --------------------
    Section 6.7.  Right of Inspection................................................................   34
                  -------------------
    Section 6.8.  Reporting Requirements.............................................................   34
                  ----------------------
           (a)    Annual GAAP Statements.............................................................   34
                  ----------------------
           (b)    Annual SAP Financial Statements....................................................   35
                  -------------------------------
           (c)    Quarterly GAAP Statements..........................................................   35
                  -------------------------
           (d)    Quarterly SAP Statements...........................................................   36
                  ------------------------
           (e)    Annual/Quarterly Reports...........................................................   36
                  ------------------------
           (f)    Annual Forecasts...................................................................   36
                  ----------------
           (g)    Management Letters.................................................................   36
                  ------------------
           (h)    SEC Filings........................................................................   36
                  -----------
           (i)    Notice of Litigation...............................................................   36
                  --------------------
           (j)    Notices of Default.................................................................   37
                  ------------------
           (k)    Actuarial Report Confirming Reserves...............................................   37
                  ------------------------------------
           (l)    Other Filings......................................................................   37
                  -------------
           (m)    Notice of Transactions.............................................................   37
                  ----------------------
           (n)    Additional Information.............................................................   38
                  ----------------------

    Section 6.9.  Certificates.......................................................................   38
                  ------------
           (a)    Officers' Certificate..............................................................   38
                  ---------------------
           (b)    Accountant's Certificate...........................................................   38
                  ------------------------
    Section 6.10. Further Assurances.................................................................   38
                  ------------------
    Section 6.11. Compliance with Agreements.........................................................   39
                  --------------------------
    Section 6.12. Use of Proceeds....................................................................   39
                  ---------------
    Section 6.13. Continental Agreements.............................................................   39
                  ----------------------

ARTICLE 7.  NEGATIVE COVENANTS.......................................................................   39
    Section 7.1.  Debt...............................................................................   39
                  ----
    Section 7.2.  Guaranties, Etc....................................................................   39
                  ---------------
    Section 7.3.  Liens..............................................................................   40
                  -----
    Section 7.4.  Investments........................................................................   40
                  -----------
    Section 7.5.  Mergers and Consolidations and Acquisitions of Assets..............................   40
                  -----------------------------------------------------
    Section 7.6.  Sale of Assets.....................................................................   41
                  --------------
    Section 7.7.  Stock of Subsidiaries, Etc.........................................................   41
                  --------------------------
    Section 7.8.  Transactions with Affiliates.......................................................   41
                  ----------------------------
    Section 7.9.  Capital Expenditures...............................................................   41
                  --------------------
    Section 7.10. Minimum Statutory Surplus..........................................................   41
                  -------------------------
    Section 7.11. Minimum Consolidated GAAP Net Worth................................................   42
                  -----------------------------------
    Section 7.12. Maximum Premiums to Surplus........................................................   42
                  ---------------------------
    Section 7.13. [Reserved].........................................................................   42
    Section 7.14. Minimum Interest Coverage..........................................................   42
                  -------------------------
    Section 7.15. Minimum Fixed Charge Coverage......................................................   43
                  -----------------------------
    Section 7.16. Minimum Debt Service Coverage......................................................   43
                  -----------------------------
    Section 7.17. Distributions......................................................................   43
                  -------------
    Section 7.18. Risk-Based Capital Ratio...........................................................   43
                  ------------------------
    Section 7.19. Minimum A.M.Best Rating............................................................   43
                  -----------------------
    Section 7.20. Continental Agreements.............................................................   44
                  ----------------------
    Section 7.21. Debt to Capital Ratio..............................................................   44
                  ---------------------

ARTICLE 8.  EVENTS OF DEFAULT........................................................................   44
    Section 8.1.  Events of Default..................................................................   44
                  -----------------
    Section 8.2.  Remedies...........................................................................   47
                  --------

ARTICLE 9.  MISCELLANEOUS............................................................................   47
    Section 9.1.  Amendments and Waivers.............................................................   47
                  ----------------------
    Section 9.2.  Usury..............................................................................   47
                  -----
    Section 9.3.  Expenses; Indemnities..............................................................   47
                  ---------------------
    Section 9.4.  Term; Survival.....................................................................   49
                  --------------
    Section 9.5.  Assignment; Participations.........................................................   49
                  --------------------------
    Section 9.6.  Notices............................................................................   50
                  -------
    Section 9.7.  Setoff.............................................................................   50
                  ------

    Section 9.8.  Jurisdiction; Immunities...........................................................   50
                  ------------------------
    Section 9.9.  Table of Contents; Headings........................................................   51
                  ---------------------------
    Section 9.10. Severability.......................................................................   51
                  ------------
    Section 9.11. Counterparts.......................................................................   51
                  ------------
    Section 9.12. Integration........................................................................   51
                  -----------
    Section 9.13. Governing Law......................................................................   51
                  -------------
    Section 9.14. Confidentiality....................................................................   51
                  ---------------
    Section 9.15. Authorization of Third Parties to Deliver Opinions, Etc............................   52
                  -------------------------------------------------------
    Section 9.16. Borrower's Waivers.................................................................   52
                  ------------------
    Section 9.17. State of Making and Substantial Performance........................................   52
                  -------------------------------------------

Schedule 1.1   Commitments and Lending Offices
Schedule 5.4   Litigation
Schedule 5.6   Liens
Schedule 5.9   Subsidiaries
Schedule 5.10  Credit Arrangements
Schedule 5.15  Consents and Approvals
Schedule 5.16  Partnerships
Schedule 7.2   Guaranties

Exhibit A     Revolving Note
Exhibit B     Notice of Borrowing
Exhibit C     Officer's Certificate
Exhibit D     Form of Opinion of California Counsel to Borrower
Exhibit E     Form of Opinion of Massachusetts Insurance Counsel to Borrower
Exhibit F     Pledge Agreement (with respect to USF RE)
Exhibit G     Form of Subordinated Debt Provisions
Exhibit H-1   Form of Opinion of California Counsel to the Borrower
Exhibit H-2   Form of Opinion of Indiana Counsel to the Borrower
Exhibit I-1   Pledge Agreement (with respect to Seaboard)
Exhibit I-2   Pledge Agreement (with respect to VASA North Atlantic)
Exhibit J     Form of Guaranty Agreement

         CREDIT AGREEMENT dated as of December 20, 1994 between THE CENTRIS GROUP, INC., a Delaware corporation formerly known as US Facilities Corporation (the "Borrower"), and FLEET NATIONAL BANK, formerly known as Shawmut Bank Connecticut, N.A. and Fleet National Bank of Connecticut (the "Bank").

         The Borrower desires that the Bank extend credit as provided herein, and the Bank is prepared to extend such credit. Accordingly, the Borrower and the Bank agree as follows:


                  ARTICLE 1.  DEFINITIONS; ACCOUNTING TERMS.

         Section 1.1. Definitions. As used in this Agreement, the following
                      -----------
terms have the following meanings (terms defined in the singular to have a correlative meaning when used in the plural and vice versa):

         "Acquisition" means the acquisition by the Borrower of all of the capital stock of each of VASA North America and Seaboard.

         "Acquisition Agreements" means the agreements setting forth the terms and conditions of the Acquisition.

         "Acquisition Pro-Formas" means financial projections, prepared by the Borrower on a GAAP and SAP basis, showing the consolidated and consolidating balance sheets and statements of operations of Borrower and its Subsidiaries giving effect to the Acquisition.

         "Affiliate" means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any
                                                         -------- ----
event: (i) any Person which owns directly or indirectly 20% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 20% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person; and
(ii) each corporate officer at or above the level of senior vice president of the Person and each director of the Person shall be deemed to be an Affiliate of the Person; provided, however, that each director and officer of the Bank shall
            --------  -------
constitute an Affiliate of the Bank.

         "Agreement" means this Credit Agreement, as amended or supplemented from time to time. References to Articles, Sections, Exhibits, Schedules and the like refer to the Articles, Sections, Exhibits, Schedules and the like of this Agreement unless otherwise indicated.

         "A.M. Best Rating" means the most recent rating announced by A.M. Best (or any successor thereto) or, if such rating is no longer announced by A.M. Best (or its successor), the most recent rating announced by another rating agency selected by the Bank.

         "Applicable Interest Rate" means for any Revolving Loan, the Base Rate, CD Rate, or Eurodollar Rate for such Revolving Loan, plus in each case the Applicable Margin.

         "Applicable Margin" means:

         (a) with respect to Base Rate Loans, the rate per annum for each rating level period set forth in the schedule below:

                                                        Applicable Margin
                                                        -----------------

                  Level I Period                              0.50%

                  Level II Period                             0.25%


         (b) with respect to CD Rate Loans, the rate per annum for each rating level period set forth in the schedule below:

                                                        Applicable Margin
                                                        -----------------

                  Level I Period                              2.125%

                  Level II Period                             1.875%

         (c) with respect to Eurodollar Rate Loans, the rate per annum for each rating level period set forth in the schedule below:

                                                        Applicable Margin
                                                        -----------------

                  Level I Period                              .875%

                  Level II Period                             .75%

         Notwithstanding the foregoing, the Applicable Margin with respect to Eurodollar Rate Loans shall increase on January 31, 1999 to (i) 1.125% with respect to the Level I Period and (ii) 1% with respect to the Level II Period, if by that date, (i) the Borrower has not entered into a purchase agreement for the sale of all of the stock of USF RE or (ii) the Commitment has not been permanently reduced to $50,000,000.

         Any change in the Applicable Margin by reason of a change in the A.M. Best Rating shall become effective on the date of announcement or publication by the rating agency of a change in such rating or, in the absence of such announcement or publication, on the effective date of such changed rating.

         "Assessment Rate" means, at any time, the average of the rates (rounded upwards, if necessary, to the nearest 1/100 of 1%) then charged by the Federal Deposit Insurance Corporation (or any successor) to the Bank for deposit insurance for Dollar time deposits with the Bank as determined by the Bank.

         "Available Dividends" at the end of any fiscal quarter means the portion of Statutory Surplus of any Insurance Subsidiary that is permitted by the laws and regulations applicable to such Insurance Subsidiary to be distributed to shareholders.

         "Base Rate" means, for any Interest Period or any other period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the highest of (a) the rate of interest announced publicly by the Bank in Hartford, Connecticut, from time to time, as the Bank's base rate or prime rate, which does not necessarily represent the lowest or best rate being charged to any customer, or (b) 1/2 of 1% per annum above the Federal Funds Effective Rate.

         "Base Rate Loan" means a Revolving Loan which bears interest at the Base Rate, plus the Applicable Margin.

         "Borrowing" means a borrowing consisting of a Revolving Loan from the Bank under this Agreement.

         "Business Day" means any day (other than a Saturday, Sunday or legal holiday) on which commercial banks are not authorized or required to close in Connecticut or California, except that, with respect to Borrowings, notices, determinations and payments with respect to Eurodollar Rate Loans, such day shall be a "Business Day" only if it is also a day for trading by and between banks in the London interbank Eurodollar market.

         "Capital Expenditures" means, for any period, the Dollar amount of gross expenditures (including payments in respect of Capital Lease Obligations) made for fixed assets, real property, plant and equipment, and all renewals, improvements and replacements thereto (but not repairs thereof) incurred during such period, all as determined in accordance with GAAP.

         "Capital Lease" means any lease which has been or should be capitalized on the books of the lessee in accordance with GAAP.

         "Capital Lease Obligation" means the obligation of the lessee under a Capital Lease. The amount of a Capital Lease Obligation at any date is the amount at which the lessee's liability under the related Capital Lease would be required to be shown on its balance sheet at such date in accordance with GAAP.

         "CD Rate" means for the Interest Period for each CD Rate Loan comprising part of the same Borrowing, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Bank to be equal to the sum of: (a) (x) the rate determined by the Bank to be its rate at or before 11:00 a.m. (Connecticut time) one Business Day before the first day of such Interest Period for the purchase at face value of certificates of deposit of the Bank in the approximate amount of the relevant CD Rate Loan and having a maturity approximately equal to such CD Interest Period, divided by (y) one (1) minus the Reserve Requirement for each such CD Rate Loan for such Interest Period, plus (b) the Assessment Rate in effect at the commencement of such Interest Period.

         "CD Rate Loan" means a Revolving Loan which bears interest at the CD Rate, plus the Applicable Margin.

         "Closing Date" means December 20, 1994.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Commitment" means the commitment of the Bank to make Revolving Loans hereunder as set forth in Schedule 1.1, as the same may be reduced from time to
                          ------------
time pursuant to Sections 2.4 and 2.5.

         "Commitment Period" means the period from and including the date hereof to but not including the Revolving Loan Termination Date or such earlier date as the Commitment shall terminate as provided herein.

         "Consolidated GAAP Net Worth" means the sum of (a) the capital stock and additional paid-in capital of the Borrower and its Subsidiaries on a consolidated basis, plus (without duplication) (b) the amount of retained earnings (or, in the case of a deficit, minus the deficit), minus (c) treasury stock, plus or minus (d) any other account which is customarily added or deducted in determining shareholders' equity, all of which shall be determined on a consolidated basis in accordance with GAAP.

         "Continental Agreements" means, collectively, (a) that certain Quota Share Retrocession Agreement between The Continental Insurance Company (formerly Harbor Insurance Company) and USF RE Insurance Company (formerly Massachusetts Plate Glass Insurance Company) dated May 21, 1986, as amended through Amendment No. 10 effective as of January 1, 1995, (b) that certain Management Agreement No. 1 between USBENEFITS Insurance Services, Inc. and The Continental Insurance Company effective as of January 1, 1993, and the addenda thereto; and (c) that certain Management Agreement No. 2 between USBENEFITS Insurance Services, Inc. and The Continental Assurance Company effective as of January 1, 1997.

         "Debt" means, with respect to any Person: (a) indebtedness of such Person for borrowed money; (b) indebtedness for the deferred purchase price of Property or services (except trade payables in the ordinary course of business);
(c) Unfunded Vested Liabilities of such Person (if such Person is not the Borrower, determined in a manner analogous to that of determining Unfunded Vested Liabilities of the Borrower); (d) the face amount of any outstanding letters of credit issued for the account of such Person; (e) obligations arising under acceptance facilities; (f) guaranties, endorsements (other than for collection in the ordinary course of business) and other contingent obligations to purchase or to provide funds for payment of the obligations of another Person, to supply funds to invest in any Person to cause such Person to maintain a minimum working capital or net worth or otherwise assure the creditors of such Person against loss; (g) obligations secured by any Lien on Property of such Person; and (h) Capital Lease Obligations.

         "Debt Service Coverage Ratio" at the end of any fiscal quarter means for each Insurance Subsidiary, the ratio of (a) the sum of (i) Available Dividends, plus (ii) total taxes paid by such Insurance Subsidiary to the Borrower pursuant to any intercorporate tax sharing agreement for the immediately preceding four fiscal quarters (ending on such date), plus (iii) the consolidating income before provision for income taxes of the Borrower and all Subsidiaries, except the Insurance Subsidiaries (determined in accordance with GAAP and eliminating intercompany balances and transactions, as applicable) for the immediately preceding four fiscal quarters (ending on such date), minus (iv) total taxes (determined in accordance with GAAP) paid by the Borrower on a consolidated basis for the immediately preceding four fiscal quarters (ending on such date), minus (v) Distributions by the Borrower for the immediately preceding four fiscal quarters (ending on such date) to (b) the sum of (i) total Interest Expense of the Borrower and its Subsidiaries on a consolidated basis for the immediately succeeding four fiscal quarters (beginning on such date), plus (ii) scheduled reductions of the Commitment for the immediately succeeding four fiscal quarters (beginning on such date). For purposes of clause (b) above, Interest Expense shall be calculated on the assumption that Base Rate Loans for the full amount of the Commitment will be outstanding for the succeeding four fiscal quarters and the A.M. Best Rating of all Insurance Subsidiaries on the date of the certification required by Section 6.9(a) with respect to the fiscal quarter being tested will remain in effect for the succeeding four fiscal quarters.

         "Default" means any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

         "Default Rate" means a rate per annum equal at all times to the lesser of 2% per annum above the Base Rate in effect from time to time or the highest rate permitted by law.

         "Distributions" means (a) dividends or other distributions in respect of capital stock of a Person (except distributions in such stock) and (b) the redemption or acquisition of such stock or of warrants, rights or other options to purchase such stock (except when solely in exchange for such stock) unless made, contemporaneously, from the net proceeds of a sale of such stock; in either case valued at the greater of book or fair market value of the Property being dividended, distributed or otherwise transferred as a Distribution.

         "Dollars" and the sign "$" mean lawful money of the United States of America.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, including any rules and regulations promulgated thereunder.

         "ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower.

         "Eurodollar Rate" means, for the Interest Period for each Eurodollar Rate Loan comprising part of the same Borrowing, an interest rate per annum equal to (x) the rate quoted by the Bank at which deposits in Dollars are offered by prime commercial banks to prime commercial banks in the London interbank Eurodollar market two Business Days before the first day of such Interest Period for a period equal to such Interest Period and in an amount equal to the Borrowing, divided by (y) one (1) minus the Reserve Requirement for each such Eurodollar Rate Loan for such Interest Period.

         "Eurodollar Rate Loan" means a Revolving Loan which bears interest at the Eurodollar Rate, plus the Applicable Margin.
                     ----

         "Event of Default" has the meaning given such term in Section 8.1.

         "Federal Funds Effective Rate" at any time means a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three (3) Federal Funds brokers of recognized standing selected by the Agent.

         "Financing Statements" means the UCC-1 financing statements signed by the Borrower, VASA Insurance Group and VASA Brougher, in connection with the security interests granted to the Bank pursuant to the Pledge Agreements.

         "Fixed Charges" means, for any period, the sum of (a) the Interest Expense, plus (b) rental payments (other than the interest component of rental payments under Capital Leases included in Interest Expense) under all leases of the Borrower and its Subsidiaries, plus (c) principal payments of Debt owed by the Borrower during such period.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, applied on a basis consistent with those used in the preparation of the financial statements referred to in
Section 5.5 (except for changes concurred in by the Borrower's independent public accountants).

         "GAAP EBIT" means, with respect to any Person, for any period, earnings of such Person before interest and taxes and shall equal the sum of (a) net income for such period, plus (b) Interest Expense for such period, plus (c) income tax expense deducted in determining net income for such period, all of which shall be determined in accordance with GAAP.

         "Guaranty Agreement" shall mean the Guaranty Agreement in the form of Exhibit J hereto, duly executed by VASA North America, VASA Brougher and VASA Insurance Group and delivered to the Bank in connection with the Acquisition.

         "Indiana Insurance Code" means Title 27 of the Indiana Code.

         "Insurance Commissioner" means with respect to any Insurance Subsidiary, the head of any insurance regulatory authority and/or such insurance regulatory authority in the relevant place of domicile of such Subsidiary at the relevant time.

         "Insurance Subsidiary" means USF RE (until a USF RE Sale), VASA North Atlantic, (upon consummation of the Acquisition), Seaboard (upon consummation of the Acquisition), USFIC (until a USF RE Sale) and any other insurance company Subsidiaries of the Borrower hereafter owned or acquired.

         "Interest Expense" means, for any period, the consolidated interest expense, including the interest portion of rental payments under Capital Leases, of the Borrower and its Subsidiaries, as determined on a consolidated basis in accordance with GAAP.

         "Interest Period" means (a) for each Eurodollar Rate Loan comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Loan or on the last day of the preceding Interest Period, as the case may be, and ending on the numerically corresponding day of the last month of the period selected by the Borrower pursuant to the following provisions: the duration of each Eurodollar Rate Loan Interest Period shall be one, two, three or six months, in each case as the Borrower may select, upon notice received by the Bank not later than 11:00 a.m. (Connecticut time) on the third Business Day prior to the first day of such Interest Period; (b) for each CD Rate Loan comprising part of the same Borrowing, the period commencing on the date of such CD Rate Loan or on the last day of the preceding Interest Period, as the case may be, and ending on the last day of the period selected by the Borrower pursuant to the following provisions: the duration of each CD Rate Loan shall be 30, 60, 90 or 180 days, in each case as the Borrower may select, upon notice received by the Bank not later than 11:00 a.m. (Connecticut time) on the first Business Day prior to the first day of such Interest Period; and (c) for each Base Rate Loan comprising part of the same Borrowing, the period commencing on the date of such Base Rate Loan or on the last day of the preceding Interest Period, as the case may be, pursuant to notice received by the Bank not later than 11:00 a.m. (Connecticut time) on any Business Day selected by the Borrower as the first day of such Interest Period, and ending on the 90th day after the date of such Base Rate Loan or the last day of the preceding Interest Period, as the case may be; provided, however, that:
                                               --------  -------

         (i) all Eurodollar Rate Loans or CD Rate Loans comprising part of the same Borrowing shall be of the same duration;

         (ii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

         (iii) no Interest Period for any Revolving Loan shall extend beyond the Revolving Loan Termination Date.

         "Investment" means, with respect to any Person, any investment by or of such Person, whether by means of purchase or other acquisition of capital stock or other Securities of any other Person or by means of loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures made in the ordinary course of business), capital contribution or other debt or equity participation or interest, in any other Person, including any partnership and joint venture interests of such Person in any other Person.

         "Investment Grade Securities" means any Securities having a fixed maturity which have a rating by the NAIC of 1 or 2 or, if the NAIC rating categories in effect on the Closing Date change, such other rating or ratings of such Securities determined by the NAIC to be symbolic of investment grade quality.

         "Lending Office" means, for each type of Revolving Loan, the lending office of the Bank (or of an affiliate of the Bank) designated as such for such type of Revolving Loan on Schedule 1.1 or such other office of the Bank (or of
                          ------------
an affiliate of the Bank) as the Bank may from time to time specify to the Borrower as the office through which its Revolving Loans of such type are to be made and maintained.

         "Level I Period" shall mean any period during which the Level II Period does not apply and the A.M. Best Rating of USF RE is below "A", except that upon the sale by the Borrower of all of the stock of USF RE, the Level I Period shall mean any period during which the consolidated Debt of the Borrower and its Subsidiaries is greater than or equal to 30% of its Total Capitalization.

         "Level II Period" shall mean any period during which (a) no Event of Default has occurred and is continuing and (b) the A.M. Best Rating of USF RE is at or above "A", except that upon the sale of all of the stock of USF RE by the Borrower, the Level II Period shall mean any period during which (a) no Event of Default has occurred and is continuing and (b) the consolidated Debt of the Borrower and its Subsidiaries is less than 30% of its Total Capitalization.

         "Lien" means any lien (statutory or otherwise), security interest, mortgage, deed of trust, priority, pledge, charge, conditional sale, title retention agreement, financing lease or other encumbrance or similar right of others, or any agreement to give any of the foregoing.

         "Massachusetts Insurance Code" means chapter 175 of the General Laws of Massachusetts.

         "Multiemployer Plan" means a Plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

         "NAIC" means the National Association of Insurance Commissioners or any successor thereto, or in lieu thereof, any other association, agency or other organization performing substantially similar advisory, coordination or other like functions among insurance departments, insurance commissions and similar governmental authorities of the various states of the United States of America toward the promotion of uniformity in the practices of such governmental authorities.

         "Net Available Proceeds" means with respect to a USF RE Sale, the sum of cash or readily marketable cash equivalents received therefrom, whether at the time of such disposition or subsequent thereto, net of all reasonable legal expenses, commissions and other fees and costs and expenses reasonably incurred in connection with the sale.

         "Net Premiums Written" of any Insurance Subsidiary for any period means the net premiums of such Insurance Subsidiary of the Borrower. On the annual SAP Financial Statements form for each Insurance Subsidiary for the year ended December 31, 1993, the net premiums appears on line 32, column (1) on page 7 thereof.

         "Notice of Borrowing" means the certificate, in the form of Exhibit B
                                                                     ---------
hereto, to be delivered by the Borrower to the Bank pursuant to Sections 2.3 and 4.2(e) and shall include any accompanying certifications or documents.

         "Obligations" means all indebtedness, obligations and liabilities of the Borrower and its Subsidiaries, if any, to the Bank under this Agreement, the Revolving Note or the Pledge Agreements.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

         "Plan" means any employee benefit or other plan established or maintained, or to which contributions have been made, by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

         "Pledge Agreements" mean collectively the Seaboard Pledge Agreement, USF RE Pledge Agreement and the VASA North Atlantic Pledge Agreement.

         "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code for which there is no applicable statutory or regulatory exemption (including a class exemption or an individual exemption).

         "Property" means any interest of any kind in property or assets, whether real, personal or mixed, and whether tangible or intangible.

         "Regulations D, X and U" means Regulations D, X and U of the Board of Governors of the Federal Reserve System, as amended or supplemented from time to time.

         "Regulatory Change" means any change after the date of this Agreement in United States federal, state or foreign laws or regulations (including Regulation D and the laws or regulations which designate any assessment rate relating to certificates of deposit or otherwise (including the "Assessment Rate" if applicable to any Revolving Loan)) or the adoption or making after such date of any orders, rulings, interpretations, directives, guidelines or requests applying to a class of banks including the Bank, of or under any United States federal, state, or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA as to which events the PBGC by regulation has not waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided that a failure to meet the minimum
                              --------
funding standard of Section 412 of the Code or Section 302 of ERISA shall be a Reportable Event regardless of any waivers given under Section 412(d) of the Code.

         "Reserve Requirement" means for any Eurodollar Rate Loans for any quarterly period (or, as the case may be, shorter period) as to which interest is payable hereunder, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such period under Regulation D by member banks of the

Federal Reserve System in Boston, Massachusetts with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D) or, in the case of CD Rate Loans, nonpersonal Dollar time deposits in an amount of $100,000 or more. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against: (i) any category of liabilities which includes deposits by references to which the Eurodollar Rate or CD Rate for Eurodollar Rate Loans or CD Loans (as the case may be) is to be determined as provided in the definition of "Eurodollar Rate" or "CD Rate", as applicable, in this Article 1, or (ii) any category of extensions of credit or other assets which include Eurodollar Rate Loans or CD Rate Loans (as the case may be).

         "Revolving Loans" means any loan made by the Bank pursuant to Section
2.1. Each Revolving Loan shall be a Base Rate Loan, a Eurodollar Rate Loan or a CD Rate Loan.

         "Revolving Loan Termination Date" means October 26, 2003. If such date is not a Business Day, the Revolving Loan Termination Date shall be the next preceding Business Day.

         "Revolving Note" means a promissory note of the Borrower, in the form of Exhibit A hereto, evidencing the Revolving Loans made by the Bank hereunder.
   ---------

         "Risk-Based Capital Ratio" of any Person means, as at any date of determination, the ratio of "Total Adjusted Capital" of such Person as at such date to "Authorized Control Level RBC" of such Person as at such date, as such terms are defined by the NAIC Risk-Based Capital (RBC) for Insurers Model Act, as amended from time to time.

         "SAP" means the statutory accounting practices permitted or prescribed by the Insurance Commissioner for the preparation of annual statements and other financial reports by insurance corporations of the same type as the Insurance Subsidiary.

         "SAP Financial Statements" means the financial statements which have been submitted or are required to be submitted to the Insurance Commissioner.

         "Seaboard" means Seaboard Life Insurance Company (USA), an Indiana corporation, its successors and assigns.

         "Seaboard Pledge Agreement" means the Pledge Agreement in the form of
Exhibit I-1 hereto, duly executed by the Borrower and delivered to the Bank in
-----------
connection with the Acquisition.

         "Securities" means any capital stock, share, voting trust certificate, bonds, debentures, notes or other evidences of indebtedness, limited partnership interests, or any warrant, option or other right to purchase or acquire any of the foregoing.

         "Select Benefits" means Select Benefits, Inc., an Indiana corporation, its successor and assigns.

         "Senior Officer" means the (a) chief executive officer, (b) chief financial officer, or (c) president of the Person designated.

         "Statutory Net Income" means, for any period the net income of each Insurance Subsidiary of the Borrower that appears, or should appear, on the SAP Financial Statements. On the respective annual SAP Financial Statements form for each Insurance Subsidiary for the year ended December 31, 1993, the net income amount appears on line 16, column (1) on page 4 thereof.

         "Statutory Surplus" of any Insurance Subsidiary means, for any period, the surplus of such Insurance Subsidiary that appears, or should appear, on the SAP Financial Statements of such Insurance Subsidiary on the annual SAP Financial Statements form prescribed for each Insurance Subsidiary for the year ended December 31, 1993, such amount appears on line 45, column (1) on page 3 thereof.

         "Subordinated Debt" means unsecured Debt which does not permit any payment or prepayment of the principal amount thereof prior to the payment in full of the Obligations, but permits payment of interest on the principal amount thereof so long as no Default or Event of Default has occurred and is continuing under this Agreement and contains in the instrument evidencing such Debt or in the agreement under which it is issued (which agreement shall be binding on all holders of such Debt) subordination provisions substantially in the form of Exhibit G hereto (without limitation as to further, not inconsistent,
---------
provisions, if so desired.)

         "Subsidiary" means with respect to any Person, any corporation, partnership or joint venture whether now existing or hereafter organized or acquired: (i) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person or (ii) in the case of a partnership or joint venture, in which such Person is a general partner or joint venturer or of which a majority of the partnership or other ownership interests are at the time owned by such Person and/or one or more of its Subsidiaries. Unless the context otherwise requires, references in this Agreement to "Subsidiary" or "Subsidiaries" shall be deemed to be references to a Subsidiary or Subsidiaries of the Borrower or of a Subsidiary of the Borrower and upon consummation of the Acquisition shall include VASA North America, VASA North Atlantic, VASA Insurance Group, VASA Brougher, Select Benefits and Seaboard.

         "Total Capitalization" means the sum of the Debt of the Borrower and its Subsidiaries plus the Consolidated GAAP Net Worth of the Borrower and its Subsidiaries.

         "Total Invested Assets" means, as at any date of determination, the aggregate value of all Insurance Subsidiaries' portfolios of stocks, bonds, mortgage loans, real estate, policy loans and other assets classified as invested assets under and valued in accordance with SAP as at such date.

         "Unfunded Vested Liabilities" means, with respect to any Plan, the amount (if any) by which the present value of all vested benefits under the Plan exceeds the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA for calculating the potential liability of the Borrower or any ERISA Affiliate to the PBGC or the Plan under Title IV of ERISA.

         "USBENEFITS" means USBENEFITS Insurance Services, Inc., a California corporation, formerly known as USB Insurance Services, Inc., its successors and assigns.

         "USFIC" means USF Insurance Company, a Pennsylvania corporation, its successors and assigns.

         "USF RE" means USF RE INSURANCE COMPANY, a Massachusetts corporation, its successors and assigns.

         "USF RE Pledge Agreement" means the Pledge Agreement in the form of Exhibit F-1 hereto, duly executed by the Borrower.

         "USF RE Sale" means the sale of 100% of the capital stock or substantially all of the assets of USF RE by the Borrower.

         "VASA Brougher" means VASA Brougher, Inc., an Indiana corporation, its successors and assigns.

         "VASA Insurance Group" means VASA Insurance Group, Inc., an Indiana corporation, its successors and assigns.

         "VASA North America means VASA North America, Inc., an Indiana corporation, its successors and assigns.

         "VASA North Atlantic" means VASA North Atlantic Insurance Company, an Indiana corporation, its successors and assigns.

         "VASA North Atlantic Pledge Agreement" means the Pledge Agreement in the form of Exhibit I-2 hereto, duly executed by VASA Brougher and VASA
            -----------
Insurance Group delivered to the Bank in connection with the Acquisition.

         Section 1.2. Accounting Terms. All accounting terms not specifically
                      ----------------
defined herein shall be construed in accordance with GAAP, applied on a consistent basis, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a consistent basis; except as otherwise specifically prescribed
                               ------
herein. In the event that GAAP changes during the term of this Agreement such that the financial covenants contained in Article 7 would then be calculated in a different manner or with different components (a) the Borrower and the Bank agree to enter into good faith negotiations to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating the Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP and (b) the Borrower shall be deemed to be in compliance with the financial covenants contained in such Sections during the 60 days following any such change in GAAP if and to the extent that the Borrower would have been in compliance therewith under GAAP as in effect immediately prior to such change; provided, however, if an amendment shall not
                                  --------  -------
be agreed upon within 60 days or such longer period as shall be agreed to by the Bank, for purposes of determining compliance with such covenants until such amendment shall be agreed upon, such terms shall be construed in accordance with GAAP as in effect on the Closing Date applied on a basis consistent with the application used in preparing the financial statements for the year ended December 31, 1993 but assuming that SFAS No. 115 had been adopted by the Borrower for such year.

     Section 1.3.   Rounding.  Any financial ratios required to be maintained by
                    --------
Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

     Section 1.4.   Exhibits and Schedules. All Exhibits and Schedules to this
                    ----------------------
Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference. A matter disclosed on any Schedule shall be deemed disclosed on all Schedules.

     Section 1.5.   References to "Borrower and its Subsidiaries". Any reference
                    ---------------------------------------------
herein to "Borrower and its Subsidiaries" or the like shall refer solely to Borrower during such times, if any, as Borrower shall have no Subsidiaries.

     Section 1.6.   Miscellaneous Terms.  The term "or" is disjunctive; the term
                    -------------------
"and" is conjunctive. The term "shall" is mandatory, the term "may" is permissive. Masculine terms also apply to females; feminine terms also apply to males. The term "including" is by way of example and not limitation.


                            ARTICLE 2. THE CREDIT.

     Section 2.1.   The Revolving Loans. (a) Subject to the terms and conditions
                    -------------------
of this Agreement, the Bank agrees to make revolving loans to the Borrower (hereinafter collectively referred to as "Revolving Loans") from time to time from and including the date hereof until the earlier of the Revolving Loan Termination Date or the termination of the Commitment of the Bank, up to, but not exceeding in the aggregate principal amount at any one time outstanding, the amount of SEVENTY-FIVE MILLION AND NO/100 DOLLARS ($75,000,000.00). The Commitment is subject to mandatory reduction as set forth in Section 2.5.

     (b) Each Borrowing under this Section 2.1 of (i) a Base Rate Loan shall be in the principal amount of not less than $500,000 or any greater amount which is an integral multiple thereof (ii) a Eurodollar Rate Loan shall be in the principal amount of not less than $1,000,000 or any greater amount which is an integral multiple thereof; or (iii) a CD Rate Loan shall be in the principal amount of not less than $1,000,000 or any greater amount which is an integral multiple thereof. During the Commitment Period and subject to the foregoing limitations, the Borrower may borrow, repay and reborrow Revolving Loans, all in accordance with the terms and conditions of this Agreement.

     Section 2.2.   The Revolving Note.
                    ------------------
     (a) The Revolving Loans of the Bank shall be evidenced by a single promissory note in favor of the Bank in the form of Exhibit A and duly completed
                                                    ---------
and executed by the Borrower.

     (b) The Bank is authorized to record and, prior to any transfer of the Revolving Note, endorse on a schedule forming a part thereof appropriate notations evidencing the date, the type, the amount and the maturity of each Revolving Loan made by it which is evidenced by such Revolving Note and the date and amount of each payment of principal made by the Borrower with respect thereto; provided, that failure to make any such endorsement or notation shall
         --------
not affect the Obligations of the Borrower hereunder or under the Revolving Note. The Bank is hereby irrevocably authorized by the Borrower to so endorse the Revolving Note and to attach to and make a part of the Revolving Note a continuation of any such schedule as and when required. The Bank may, at its option, record and maintain such information in its internal records rather than on such schedule.

     Section 2.3.   Procedure for Borrowing.
                    -----------------------

     (a) The Borrower shall give the Bank a Notice of Borrowing, in the form of Exhibit B hereto, prior to 11:00 a.m. (Connecticut time), on the date at least
---------
one (1) Business Day before a Borrowing of a Base Rate Loan, at least three (3) Business Days before a Borrowing of a Eurodollar Rate Loan, and at least one (1) Business Day before a Borrowing of a CD Rate Loan, specifying:

          (i)   the date of such Borrowing, which shall be a Business Day,

          (ii)  the principal amount of such Borrowing,

          (iii) whether the Revolving Loan comprising such Borrowing is to be a Base Rate Loan, a Eurodollar Rate Loan or a CD Rate Loan, and

          (iv) if a Eurodollar Rate Loan, the Interest Period with respect to such Borrowing.

     (b)  No Notice of Borrowing shall be revocable by the Borrower.

     (c) It is understood that if the Borrower elects an Interest Period with respect to a CD Rate Loan of 180 days or with respect to a Eurodollar Rate Loan of six months, the CD Rate or Eurodollar Rate quoted to the Borrower one or two Business Days preceding the first day of the Interest Period, as the case may be, will be based on Bank's good faith estimate of its costs of funding such Revolving Loan and that the actual interest rate for the Interest Period for such Revolving Loan may vary from that quoted to reflect the Banks' actual costs of funding on the date of the Revolving Loan.

     (d) There shall be no more than four (4) Interest Periods relating to Eurodollar Rate Loans or CD Rate Loans or any combination thereof outstanding at any time.

     (e) If the Bank makes a new Revolving Loan hereunder on a day on which the Borrower is to repay an outstanding Revolving Loan from the Bank, the Bank shall apply the proceeds of its new Revolving Loan to make such repayment and only an amount equal to the excess (if any) of the amount being borrowed over the amount being repaid shall be made available by the Bank to the Borrower.

     (f) Notwithstanding anything to the contrary herein contained, if, upon the expiration of any Interest Period applicable to any Borrowing of Revolving Loans, the Borrower shall fail to give a new Notice of Borrowing as set forth in this Section 2.3, the Borrower shall be deemed to have given a new Notice of Borrowing of Base Rate Loans in principal amount equal to the outstanding principal amount of such Revolving Loans, and the proceeds of the new Borrowing shall be applied directly to repay such outstanding principal amount on the day of such Borrowing.


     Section 2.4.   Termination or Optional Reduction of Commitment. The
                    -----------------------------------------------
Commitment with respect to Revolving Loans shall terminate on the Revolving Loan Termination Date. Any Revolving Loans outstanding on the Revolving Loan Termination Date (together with accrued interest thereon) shall be due and payable on the Revolving Loan Termination Date (or such earlier date as provided herein). No termination of the Commitment hereunder shall relieve the Borrower of any of its outstanding Obligations to the Bank hereunder or otherwise. The Borrower shall have the right, upon prior written notice of at least five (5) Business Days to the Bank, to terminate or, from time to time, reduce the Commitment, provided that (i) any such reduction of the Commitment shall be
            --------
accompanied by the prepayment of the Revolving Note, together with accrued interest thereon to the date of such prepayment and any amount due pursuant to Section 2.7, to the extent, if any, that the aggregate unpaid principal amount thereof then outstanding exceeds the Commitment as then reduced and (ii) any such termination of the Commitment to make Revolving Loans shall be accompanied by prepayment in full of the unpaid principal amount of the Revolving Note together with accrued interest thereon to the date of such prepayment and any amount due pursuant to Section 2.7. Any such partial reduction of the Commitment shall be in an aggregate principal amount of $500,000 or any whole multiple thereof and shall reduce permanently the Commitment then in effect hereunder.

     Section 2.5.   Mandatory Reduction of Commitment.
                    ---------------------------------

     (a) The Commitment of the Bank to make Revolving Loans shall be automatically and permanently reduced in the amount of $25,000,000 on the earlier to occur of (i) the receipt by the Borrower or any Subsidiary of the Net Available Proceeds realized upon the USF RE Sale or (ii) June 30, 1999.

     (b) Commencing September 30, 2000 and continuing on each succeeding December 31, March 31, June 30 and September 30 thereafter until the Revolving Loan Termination Date, the Commitment of the Bank to make Revolving Loans shall be automatically and permanently reduced by $2,500,000 except that on the Revolving Loan Termination Date, the Commitment shall be automatically and permanently reduced to zero.

     (c) On the effective date of each reduction of the Commitment of the Bank pursuant to Section 2.5(a) the Borrower shall repay such principal amount (together with accrued interest thereon and any amount due pursuant to Section 2.7(b)) of outstanding Revolving Loans, if any, as may be necessary so that after such repayment, the aggregate unpaid principal amount of the Revolving Loans does not exceed the Commitment as then reduced.

     Section 2.6.   Maturity of Revolving Loans. Each Revolving Loan shall
                    ---------------------------
mature, and the principal amount thereof shall be due and payable, on the Revolving Loan Termination Date.

     Section 2.7.   Optional Prepayments.
                    --------------------

     (a) The Borrower may, upon at least one (1) Business Day's notice to the Bank, prepay the Base Rate Loans, without premium or penalty, in whole at any time or from time to time in part by paying the principal amount being prepaid together with accrued interest thereon to the date of prepayment.

     (b) The Borrower may, upon at least three (3) Business Days' notice to the Bank, prepay the Eurodollar Rate Loans or the CD Rate Loans, in whole at any time or from time to time in part, by paying the principal amount being prepaid together with (i) accrued interest thereon to the date of prepayment and (ii) if such prepayment occurs on a date that is not the last day of the Interest Period applicable to such Revolving Loan, any amounts required to compensate the Bank for any reasonable losses, costs or expenses (excluding any losses of anticipated profit), as certified by the Bank (such certification setting forth the basis for such compensation), which the Bank may reasonably incur as a result of such prepayment, including without limitation, any loss, cost or expense incurred by reason of funds liquidation or reemployment of deposits or other funds acquired by the Bank to fund or maintain such Eurodollar Rate Loan or CD Rate Loan and any administrative costs, expenses or charges of the Bank as a result thereof.

     Section 2.8.   Interest on the Revolving Loans.
                    -------------------------------

     (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Base Rate Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day, plus the Applicable Margin. Interest shall be payable on the last day of the Interest Period applicable thereto. Such interest shall accrue from and including the date of such Borrowing to but excluding the date of any repayment thereof and shall be computed on the basis of a fraction, the numerator of which is the actual number of days elapsed from the date of Borrowing and the denominator of which is three hundred sixty (360). Overdue principal of and, to the extent permitted by law, overdue interest on the Base Rate Loans shall bear interest for each day until paid at a rate per annum equal to the Default Rate.

     (b)  Each Eurodollar Rate Loan shall bear interest on the unpaid principal amount thereof, for each day from the date such Eurodollar Rate Loan is made until it becomes due, at a rate per annum equal to the Eurodollar Rate for the relevant Interest Period, plus the Applicable Margin. Interest shall be payable on the last day of the Interest Period applicable thereto; provided,
                                                                   --------
that if such Interest Period is longer than ninety (90) days, interest shall be payable every 90 days and on the last day of such Interest Period. Such interest shall accrue from and including the date of such Borrowing to but excluding the date of any repayment thereof and shall be computed on the basis of a fraction, the numerator of which is the actual number of days elapsed from the date of Borrowing and the denominator of which is three hundred sixty (360). Overdue principal of and, to the extent permitted by law, overdue interest on the Eurodollar Rate Loans shall bear interest for each day until paid at a rate per annum equal to the Default Rate.

     (c) Each CD Rate Loan shall bear interest on the unpaid principal amount thereof, for each day from the date such CD Rate Loan is made until it becomes due, at a rate per annum equal to the CD Rate for the relevant Interest Period, plus the Applicable Margin. Interest shall be payable on the last day of the Interest Period applicable thereto. Such interest shall accrue from and including the date of such Borrowing to but excluding the date of any repayment thereof and shall be computed on the basis of a fraction, the numerator of which is the actual number of days elapsed from the date of Borrowing and the denominator of which is 360. Overdue principal of and, to the extent permitted by law, overdue interest on CD Rate Loans shall bear interest for each day until paid at a rate per annum equal to the Default Rate.

     Section 2.9.   Fees. The Borrower shall pay to the Bank a stand-by
                    ----
commitment fee for the Commitment Period, payable in arrears, on the average daily unused portion of the Bank's

Commitment with respect to the Revolving Loans, which stand-by commitment fee shall be payable quarterly on the first Business Day of January, April, July and October of each year. Such fee shall be payable at the rate of 1/4 of 1% per annum for the period from the Closing Date and thereafter. The fee required by this Section shall not be refundable.

     Section 2.10.  Payments Generally. All payments under this Agreement shall
                    ------------------
be made in Dollars in immediately available funds not later than 1:00 p.m. (Connecticut time) on the due date (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business
Day) to the Bank at its address set forth on the signature pages hereof or at such other address as it may hereafter designate by notice to the Borrower for the account of the Lending Office of the Bank specified by the Bank on Schedule
                                                                       --------
1.1 hereto. The Borrower shall, at the time of making each payment under this
----------
Agreement, specify to the Bank the principal or other amount payable by the Borrower under this Agreement to which such payment is to be applied (and in the event that it fails to so specify, or if a Default or Event of Default has occurred and is continuing, the Bank may apply such payment as it may elect in its sole discretion). If the due date of any payment under this Agreement would otherwise fall on a day which is not a Business Day, such date shall be extended to the next succeeding Business Day and such extension of time shall in such case be included in the computation of such payment; provided that, if such
                                                     --------
extension would cause the last day of an Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day.

     Section 2.11.  Capital Adequacy. If after the date hereof, either (i) the
                    ----------------
introduction of, or any change in, or in the interpretation or enforcement of, any law, regulation, order, ruling, interpretation, directive, guideline or request or (ii) the compliance with any order, ruling, interpretation, directive, guideline or request from any central bank or other governmental authority (whether or not having the force of law) issued, announced, published, promulgated or made after the date hereof (including, in any event, any law, regulation, order, ruling, interpretation, directive, guideline or request contemplated by the report dated July, 1988 entitled "International Convergence of Capital Measurement and Capital Standards" issued by the Basle Committee on Banking Regulation and Supervisory Practices) affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and the Bank reasonably determines that the amount of such required or expected capital is increased by or based upon the existence of the Bank's Revolving Loans hereunder or the Bank's commitment to lend hereunder, then, upon demand by the Bank, the Borrower shall be liable for, and shall pay to the Bank, within thirty (30) days following demand from time to time by the Bank, additional amounts sufficient to compensate the Bank in the light of such circumstances for the effects of such law, regulation, order, ruling, interpretation, directive, guideline or request, to the extent that the Bank reasonably determines such increase in capital to be allocable to the existence of the Bank's Revolving Loans hereunder or of the Bank's commitment to lend hereunder. A certificate substantiating such amounts and identifying the event giving rise thereto, submitted to the Borrower by the Bank, shall be conclusive, absent manifest error. The Bank shall promptly notify the Borrower of any event of which it has knowledge occurring after the date of this Agreement which will entitle the Bank to compensation pursuant to this Section, and the Bank shall take any reasonable action available to it consistent with its internal policy and legal and regulatory restrictions (including the designation of a different Lending Office, if any) that will avoid the need for, or reduce the amount of, such compensation and will not in the reasonable judgment of the Bank be otherwise disadvantageous to the Bank.

     Section 2.12.  Increased Costs. If after the date hereof, due to either (i)
                    ---------------
the introduction of or any change in or in the interpretation or enforcement of, any law, regulation, order, ruling, directive, guideline or request, or (ii) the compliance with any order, ruling, directive, guideline or request from any central bank or other governmental authority (whether or not having the force of law) issued, announced, published, promulgated or made after the date hereof, there shall be any increase in the cost to the Bank of agreeing to make or making, funding or maintaining Eurodollar Rate Loans, then the Borrower shall be liable for, and shall from time to time, within thirty (30) days following a demand by the Bank, pay to the Bank for the account of the Bank additional amounts sufficient to compensate the Bank for such increased cost; provided,
                                                                   --------
however, that before making any such demand, the Bank agrees to use reasonable
-------
efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Lending Office if the making of such a designation would allow the Bank or its Lending Office to continue to perform its obligations to make Eurodollar Rate Loans or to continue to fund or maintain Eurodollar Rate Loans and would not, in the reasonable judgment of the Bank, be otherwise disadvantageous to the Bank. A certificate substantiating the amount of such increased cost, submitted to the Borrower by the Bank, shall be conclusive, absent manifest error.

     Section 2.13.  Illegality. Notwithstanding any other provision of this
                    ----------
Agreement, if after the date hereof the introduction of, or any change in or in the interpretation or enforcement of, any law, regulation, order, ruling, directive, guideline or request shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for the Bank or its Lending Office to perform its obligations hereunder to make Eurodollar Rate Loans or to continue to fund or maintain Eurodollar Rate Loans hereunder, then, on notice thereof by the Bank to the Borrower, (i) the obligation of the Bank to make Eurodollar Rate Loans shall terminate (and the Bank shall make all of its Revolving Loans as Base Rate Loans or CD Rate Loans notwithstanding any election by the Borrower to have the Bank make Eurodollar Rate Loans) and (ii) if legally permissible, at the end of the current Interest Period for such Eurodollar Rate Loans, otherwise five Business Days after such notice and demand, all Eurodollar Rate Loans of the Bank then outstanding will automatically convert into Base Rate Loans; provided, however, that before making any such demand, the Bank
            --------  -------
agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Lending Office if the making of such a designation would allow the Bank or its Lending Office to continue to perform its obligations to make Eurodollar Rate Loans and would not, in the judgment of the Bank, be otherwise disadvantageous to the Bank. A certificate describing such introduction or change in or in the interpretation or enforcement of such law, regulation, order, ruling, directive, guideline or request, submitted to the Borrower by the Bank, shall be conclusive evidence of such introduction, change, interpretation or enforcement, absent manifest error. The Bank and the Borrower agree to negotiate in good faith in order to agree upon a mutually acceptable mechanism to provide that Eurodollar Rate Loans made by the Bank as to which the foregoing conditions occur shall convert into Base Rate Loans.

     Section 2.14. Payments to be Free of Deductions. All payments by the
                   ---------------------------------
Borrower under this Agreement shall be made without setoff or counterclaim and free and clear of, and without deduction for, any taxes (other than any taxes imposed on or measured by the gross income or profits of the Bank), levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any country or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder, it will pay to the Bank, on the date on which such amount becomes due and payable hereunder and in Dollars, such additional amount as shall be necessary to enable the Bank to receive the same net amount which it would have received on such due date had no such obligation been imposed upon the Borrower. If the Bank is at any time, or any permitted assignee of the Bank hereunder (an "Assignee"), is organized under the laws of any jurisdiction other than the United States or any state or other political subdivision thereof, the Bank or the Assignee shall deliver to the Borrower on the date it becomes a party to this Agreement, and at such other times as may be necessary in the determination of the Borrower in its reasonable discretion, such certificates, documents or other evidence, properly completed and duly executed by the Bank or the Assignee (including, without limitation, Internal Revenue Service Form 1001 or Form 4224 or any other certificate or statement of exemption required by Treasury Regulations Section 1.1441-4(a) or Section 1.1441-6(c) or any successor thereto) to establish that the Bank or the Assignee is not subject to deduction or withholding of United States Federal Income Tax under Section 1441 or 1442 of the Internal Revenue Code or otherwise (or under any comparable provisions of any successor statute) with respect to any payments to the Bank or the Assignee of principal, interest, fees or other amounts payable hereunder. Borrower shall not be required to pay any additional amount to the Bank or any Assignee under this Section 2.14 if the Bank or such Assignee shall have failed to satisfy the requirements of the immediately preceding sentence; provided that if the Bank or any Assignee shall have satisfied such
          --------
requirements on the date it became a party to this Agreement, nothing in this
Section 2.14 shall relieve Borrower of its obligation to pay any additional amounts pursuant to this Section 2.14 in the event that, as a result of any change in applicable law, the Bank or such Assignee is no longer properly entitled to deliver certificates, documents or other evidence at a subsequent date establishing the fact that the Bank or the Assignee is not subject to withholding as described in the immediately preceding sentence.

     Section 2.15. Computations. All computations of interest and like payments
                   ------------
hereunder on the Revolving Loans shall, in the absence of clearly demonstrable error, be considered correct and binding on the Borrower and the Bank, unless within thirty (30) Business Days after receipt of any notice by the Bank of such outstanding amount, the Borrower notifies the Bank to the contrary.

     Section 2.16. Obligations Absolute. The Obligations of the Borrower
                   --------------------
to make payments under this Agreement shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, and irrespective of, the following circumstances:

     (a) any lack of validity or enforceability of all or any portion of this Agreement or any other agreement or any instrument relating hereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower;

     (c) the existence of any claim, setoff, defense or other right that the Borrower may have; or

     (d) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower.


                             ARTICLE 3. SECURITY.

     Section 3.1.  Pledge Agreement. In order to secure payment when due of the
                   ----------------
principal and interest under the Revolving Note and the other Obligations under this Agreement, the Borrower agrees to deliver to the Bank on the Closing Date the following:

     (a)  the Pledge Agreement;

     (b) stock certificates representing all of the outstanding capital stock of USF RE (with stock powers signed in blank); and

     (c)  the Financing Statements.

     Section 3.2.  Further Assurances. At any time following the delivery of the
                   ------------------
Pledge Agreements to the Bank, at the request of the Bank, the Borrower will execute any certificate, instrument, statement or document and will procure any such certificate, instrument, statement or document (and pay all connected costs) which the Bank reasonably deems necessary to preserve the security interests of the Bank contemplated hereby.

                       ARTICLE 4.  CONDITIONS PRECEDENT.

     Section 4.1.  Documentary Conditions Precedent. The Commitment of the Bank
                   --------------------------------
to make Revolving Loans under this Agreement is subject to the condition precedent that the Borrower shall have delivered the following, in form and substance satisfactory to the Bank:

     (a) a Revolving Note for the account of the Bank duly executed by the Borrower;

     (b) a certificate of the Secretary or Assistant Secretary of the Borrower, dated the Closing Date, attesting on behalf of the Borrower to all corporate action taken by the Borrower, including resolutions of its Board of Directors authorizing the execution, delivery and performance of this Agreement, the Revolving Note, the Pledge Agreement and each other document to be delivered pursuant to this Agreement, and attesting to the names and true signatures of the officers of the Borrower authorized to sign this Agreement, the Revolving Note, the Pledge Agreement and the other documents to be delivered by the Borrower under this Agreement;

     (c) a certificate of a Senior Officer of the Borrower, dated the Closing Date, certifying on behalf of the Borrower that (i) the representations and warranties in Article 5 are true, complete and correct in all material respects on such date as though made on and as of such date, (ii) no event has occurred and is continuing which constitutes a Default or Event of Default, (iii) the Borrower has performed and complied with all agreements and conditions contained in this Agreement which are required to be performed or complied with by the Borrower at or before the Closing Date, and (iv) there has been no material adverse change in the financial condition, operations, Properties, business, or as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, if any, taken as a whole, since September 30, 1997;

     (d) a certificate of a Senior Officer of the Borrower, substantially in the form of Exhibit C, which certificate shall include information required
                 ---------
     to establish that the Borrower will be in compliance with the covenants set forth in this Agreement, after giving effect to the transactions contemplated herein;

     (e) a certificate of good standing for the Borrower as of a recent date by the Secretary of State of its jurisdiction of incorporation and each state where the Borrower, by the nature of its business, is required to qualify to do business, except where the failure to be so qualified would not have a material adverse effect on the financial condition, operations, Properties, business or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, taken as a whole;

     (f) a certificate of good standing for USBENEFITS as of a recent date by the Secretary of State of its jurisdiction of incorporation and, if different, its principal place of business;

     (g) a certificate or similar instrument from the appropriate tax authority in the State of California as to the payment by the Borrower of all taxes owed;

     (h) a certificate of authority from each Insurance Commissioner certifying that USF RE is duly licensed and in good standing with each Insurance Commissioner;

     (i) a favorable opinion of R.W. Loeb, Professional Law Corporation, California counsel to the Borrower, dated the Closing Date, in substantially the form set forth in Exhibit D hereto;
                                         -------
     (j) a favorable opinion of Anderson & Kreiger, Massachusetts insurance counsel to the Borrower, dated the Closing Date, in substantially the form set forth in Exhibit E hereto;

     (k) a Pledge Agreement in substantially the form set forth in Exhibit F, duly executed by the Borrower;

     (l) evidence that each consent, license, approval and notice required in connection with the execution, delivery, performance, validity and enforceability of this Agreement, the Pledge Agreement, and each other document and instrument required to be delivered in connection herewith, shall have been received or given and such consents, licenses, approvals and notices shall be in full force and effect;

     (m) all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Bank and the Bank shall have received any and all other information and documents with respect to the Borrower which it may reasonably request;

     (n)  payment to the Bank of the closing fee in the amount of $187,500.00;
     and

     (o) payment to Day, Berry & Howard LLP, special counsel to the Bank, of its legal fees and disbursements (with appropriate detail) in accordance with the letter between the Borrower and the Bank dated November 4, 1994.

     Section 4.2.  Additional Conditions Precedent to Each Loan. The obligation
                   --------------------------------------------
of the Bank to make the Revolving Loans pursuant to a Borrowing (including the initial Borrowing), unless waived by the Bank, shall be subject to the further conditions precedent that on the date of such Revolving Loan:

     (a) the representations and warranties contained in Article 5 of this Agreement are true and correct in all material respects on and as of the date of such Revolving Loan as though made on and as of such date (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

     (b) the Borrower has performed and complied with and is in compliance with all agreements and conditions contained in this Agreement which are required to be performed or complied with by the Borrower;

     (c) there does not exist any Default or Event of Default under this Agreement;

     (d) there has been no material adverse change in the financial condition, operations, Properties, business or prospects of the Borrower and its Subsidiaries, if any, taken as a whole, since the date of the last Borrowing under this Agreement (or if no Borrowing has occurred, since the date of this Agreement);

     (e) the Bank shall have received a Notice of Borrowing in the form of Exhibit B, except to the extent otherwise provided in Section 2.3(f);

     (f) With respect only to the initial Borrowing that would result in outstanding Revolving Loans exceeding fifty million dollars ($50,000,000),
     (i) the Borrower shall have contemporaneously consummated the Acquisition,
     (ii) the Bank shall have received a favorable opinion of R.W. Loeb, Professional Law Corporation, California counsel to the Borrower, dated the date of such initial Borrowing, in the form of Exhibit H-1 hereto, (iii) the Bank shall have received a favorable opinion of Baker & Daniels, Indiana counsel to the Borrower, dated the date of such initial Borrowing, in form of Exhibit H-2 hereto, (iv) the Bank shall have received the Guaranty Agreement duly executed by VASA North America, VASA Brougher and VASA Insurance Group, dated the date of such initial Borrowing, (v) the Bank shall have received the Seaboard Pledge Agreement duly executed by the Borrower, dated the date of such initial Borrowing, together with appropriate stock certificates, undated stock powers executed in blank and Uniform Commercial Code financing statements relating thereto, (vi) the Bank shall have received the VASA North Atlantic Pledge Agreement duly executed by VASA Brougher and VASA Insurance Group, dated the date of such initial Borrowing, together with appropriate stock certificates, undated stock powers executed in blank and Uniform Commercial Code financing statements relating thereto, (vii) the Bank shall have received a certificate of a Senior Officer of the Borrower, dated the date of such initial Borrowing, certifying on behalf of the Borrower that attached thereto are true, correct and complete copies of the Acquisition Pro-Formas and the Acquisition Agreement (and all amendments thereto) as in effect on the date of such initial Borrowing, (viii) the Bank shall have received a certificate of a Senior Officer of the Borrower certifying that upon the consummation of the Acquisition, (a) the representations and warranties contained in Article 5 of the Credit Agreement are true and correct in all material respects on and as of the date of the initial Borrowing, (b) the Borrower has performed and complied with and is in compliance with all agreements and conditions contained in the Credit Agreement which are required to be performed or complied with by the Borrower, (c) there does not exist any Default or Event of Default under the Credit Agreement and
     (d) there has been no material adverse change in the financial condition, operations, Properties, business or prospects of the Borrower and its Subsidiaries, taken as a whole, since the Amendment Closing Date, (ix) the Bank shall have received a certificate of a Senior Officer or Secretary of the Borrower dated the date of such initial Borrowing, certifying on behalf of the Borrower that the certificate of incorporation and bylaws of each of VASA North America, VASA North Atlantic and Seaboard delivered to the Bank in connection with the Fifth Amendment to the Credit Agreement have not been amended and are in full force and effect, (x) the Bank shall have received a certificate of good standing with respect to each of VASA Brougher and VASA Insurance Group as of a recent date of such initial Borrowing from the Secretary of the State of its jurisdiction of incorporation, and if different, its principal place of business, (xi) the Bank shall have received a copy of the Certificate of Incorporation for each of VASA Brougher and VASA Insurance Group and all amendments and other corporate documents relating thereto, certified as of a recent date by the Secretary of the State of its jurisdiction of incorporation, (xii) the Bank shall have received a copy of each consent, license approval and notice required in connection with the execution, delivery, performance, validity and enforceability of the Acquisition Agreements and the Pledge Agreements and (xiii) the Bank shall have received such other documents, certificates and opinions as the Bank or its special counsel may reasonably request.

     Section 4.3.  Deemed Representations. Each Notice of Borrowing hereunder
                   ----------------------
and acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty that the statements contained in
Section 4.2(a) are true and correct both on the date of such Notice of Borrowing and, unless the Borrower otherwise notifies the Bank prior to such Borrowing, as of the date of such Borrowing.

                  ARTICLE 5.  REPRESENTATIONS AND WARRANTIES.

     The Borrower hereby represents and warrants the following:

     Section 5.1.  Incorporation, Good Standing and Due Qualification. The
                   --------------------------------------------------
Borrower is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of incorporation, has the power and authority to own its assets and to transact the business in which it is now engaged, and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required, except where the failure to be so qualified would not have a material adverse effect on the financial condition, operations, Properties, business or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, taken as a whole. The Borrower has all requisite power and authority to execute and deliver and to perform all of its obligations under this Agreement, the Revolving Note and the Pledge Agreements and the other writings contemplated hereby.

     Section 5.2.  Corporate Power and Authority; No Conflicts. The execution,
                   -------------------------------------------
delivery and performance by the Borrower of this Agreement, the Revolving Note and the Pledge Agreements have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of its shareholders; (b) violate any provisions of its articles of incorporation or by-laws; (c) violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation (including without limitation, Regulation U and X), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to and binding upon the Borrower or any Subsidiary; (d) result in a breach of or constitute a default or require any consent under any indenture, mortgage or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower or any Subsidiary is a party or by which it or its Properties may be bound; or (e) result in, or require, the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by the Borrower, except as created by the Pledge Agreements.

     Section 5.3.  Legally Enforceable Agreements. This Agreement, the Revolving
                   ------------------------------
Note and the Pledge Agreements constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

     Section 5.4.  Litigation. Except as disclosed on Schedule 5.4, there are no
                   ----------                         ------------
actions, suits or proceedings or investigations (other than routine examinations performed by insurance regulatory authorities) pending or, as far as the Borrower can reasonably foresee, threatened against or affecting the Borrower or any Subsidiary, or any Property of any of them before any court, governmental agency or arbitrator, which if determined adversely to the Borrower or any Subsidiary would in any one case or in the aggregate, materially adversely affect the financial condition, operations, Properties, business or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under this Agreement, the Revolving Note or the Pledge Agreements.

     Section 5.5.  Financial Statements. (a) The consolidated balance sheets of
                   --------------------
the Borrower and its Subsidiaries as of December 31, 1996 and December 31, 1997 and the related consolidated statements of income, stockholders' equity, and cash flows of the Borrower and its Subsidiaries for the fiscal years then ended, and the accompanying footnotes, together with the opinion thereon of KPMG Peat Marwick, independent certified public accountants, and the unaudited interim consolidated balance sheet of the Borrower and its Subsidiaries as at September 30, 1998 and the related consolidated statements of income, stockholders' equity and cash flows for the nine-month period then ended, copies of which have been furnished to the Bank, fairly present the financial condition of the Borrower and its Subsidiaries, taken as a whole, as at such dates and the results of the operations of the Borrower and its Subsidiaries, taken as a whole, for the periods covered by such statements, all in accordance with GAAP consistently applied (subject to year-end adjustments in the case of the interim financial statements). There are no liabilities of the Borrower or any Subsidiary, fixed or contingent, which are material but are not reflected in the financial statements or in the notes thereto, other than liabilities arising in the ordinary course of business since September 30, 1998 and other than this Agreement and the Revolving Note. No written information, exhibit or report furnished by the Borrower to the Bank in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state any fact necessary to make the statements contained therein not materially misleading. Since September 30, 1998, no event or circumstance has occurred that would materially adversely affect the financial condition, operations, Properties, business or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under this Agreement, the Revolving Note or the Pledge Agreements.

     (b) The Acquisition Pro-Formas have been prepared in good faith and on reasonable assumptions.

     Section 5.6.  Ownership and Liens. Each of the Borrower and its
                   -------------------
Subsidiaries has good and valid title to, or valid leasehold interests in, its material Properties and assets, real and personal, including the material Properties and assets, and leasehold interests reflected in the financial statements referred to in Section 5.5 (other than any Properties or assets disposed of in the ordinary course of business), and none of the material Properties and assets owned by the Borrower or its Subsidiaries, and none of its leasehold interests is subject to any Lien, except as disclosed in such financial statements or in Schedule 5.6, or as may be permitted hereunder.
                           ------------

     Section 5.7.  Taxes. Each of the Borrower and its Subsidiaries has filed
                   -----
all federal and state tax returns and all other material local tax returns required to be filed, has paid all due and payable taxes, assessments and governmental charges and levies, including interest and penalties, imposed upon it or upon its Properties, and has made adequate provision for the payment of such taxes, assessments and other charges accruing but not yet due and payable, except with respect to taxes which are being contested in good faith by the Borrower or its Subsidiaries and for which the Borrower or its Subsidiaries has established and maintains adequate reserves for payment. To the best knowledge of Borrower, there is no tax assessment contemplated or proposed by any governmental agency against Borrower or any of its Subsidiaries that would materially adversely affect the financial condition, operations, Properties, business or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under this Agreement, the Revolving Note or the Pledge Agreements, other than, as of each date subsequent to the Closing Date, such contemplated or proposed tax assessments with respect to which (i) Borrower has promptly notified Bank in writing of its knowledge and (ii) Borrower or the appropriate Subsidiary of Borrower has in good faith commenced, and thereafter diligently pursued, appropriate proceedings in opposition to such assessment.

     Section 5.8.  ERISA. Each of the Borrower and its Subsidiaries is in
                   -----
compliance in all material respects with all applicable provisions of ERISA. Within the three-year period prior to the date hereof, neither a Reportable Event nor a Prohibited Transaction has occurred with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstance exists which constitutes grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; neither the Borrower nor any ERISA Affiliate has completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; each of the Borrower and its ERISA Affiliates has met its minimum funding requirements under ERISA with respect to all of its Plans and there are no Unfunded Vested Liabilities and neither the Borrower nor any ERISA Affiliate has incurred any material liability to the PBGC under ERISA other than for premium payments incurred in the normal course of operating the Plans.

     Section 5.9.  Subsidiaries and Ownership of Stock.
                   -----------------------------------

     (a)  Schedule 5.9 correctly sets forth the names of all Subsidiaries of
          ------------
the Borrower. All of the outstanding shares of capital stock, or all of the units of equity interest, as the case may be, of each Subsidiary are owned of record and beneficially by the Borrower or a Subsidiary of the Borrower, as disclosed on said Schedule; there are no outstanding options, warrants or other rights to purchase capital stock of any such Subsidiary; and all such shares or equity interests so owned are duly authorized, validly issued, fully paid, non-assessable, and were issued in compliance with all applicable state and federal securities and other laws, and are free and clear of all Liens, except as may be permitted hereunder and except for restrictions imposed upon the sale of stock of the Insurance Subsidiaries of the Borrower by the Insurance Commissioner or other insurance regulatory authorities.

     (b) Each Subsidiary of the Borrower, VASA North Atlantic and Seaboard is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the power and authority to own its assets and to transact the business in which it is now engaged, and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required, except where the failure to be so qualified would not materially adversely affect the financial condition, operations, Properties, business or, as far as the Borrower can reasonably foresee, prospects of the Borrower, its Subsidiaries, VASA North Atlantic and Seaboard, taken as a whole, or the ability of the Borrower to perform its obligations under this Agreement, the Revolving Note or the Pledge Agreements.

     (c) Each Subsidiary of Borrower, VASA North Atlantic and Seaboard is in compliance with all laws and other requirements applicable to its business and has obtained all authorizations, consents, approvals, orders, licenses, and permits from, and each Subsidiary, VASA North Atlantic and Seaboard, has accomplished all filings, registrations, and qualifications with, or obtained exemptions from any of the foregoing from, any governmental or public agency that are necessary for the transaction of its business, except where the failure to be in such compliance, obtain such authorizations, consents, approvals, orders, licenses, and permits, accomplish such filings, registrations, and qualifications, or obtain such exemptions, would not materially adversely affect the financial condition, operations, Properties, business or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under this Agreement, the Revolving Note or the Pledge Agreements.

     Section 5.10. Credit Arrangements. Section 5.10 is a complete and correct
                   -------------------  ------------
list of all credit agreements, indentures, guaranties, Capital Leases, mortgages, and other instruments, agreements and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which the Borrower or any of its Subsidiaries is in any manner directly or contingently obligated, other than trade payables in the ordinary course of business; and the maximum principal or face amounts of the credit in question, which are outstanding and which can be outstanding, are therein set forth and are correctly stated as of the date hereof, and all Liens given or agreed to be given as security therefor are therein set forth and are correctly described or indicated in such Schedule.

     Section 5.11. Operation of Business. Each of the Borrower and its
                   ---------------------
Subsidiaries possesses all licenses, permits and franchises, or rights thereto, necessary to conduct its business as now conducted and as presently proposed to be conducted, the absence of which would have a material adverse effect on the financial condition, operations, Properties or business of the Borrower and its Subsidiaries, taken as a whole, and neither the Borrower nor any of its Subsidiaries is in violation in any material respect of any valid rights of others with respect to any of the foregoing.

     Section 5.12. No Default on Outstanding Judgments or Orders. Each of the
                   ---------------------------------------------
Borrower and its Subsidiaries has satisfied all material judgments and neither the Borrower nor any Subsidiary is in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, state, municipal or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign, which would, in any one case or in the aggregate, materially adversely affect the financial condition, operations, Properties, business or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under this Agreement, the Revolving Note or the Pledge Agreements.

     Section 5.13. No Defaults on Other Agreements. Neither the Borrower nor any
                   -------------------------------
of its Subsidiaries is a party to any indenture, mortgage or loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction which would have a material adverse effect on the business, Properties, assets, operations, financial condition or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to carry out its obligations under this Agreement, the Revolving Note or the Pledge Agreements. Neither the Borrower nor any of its Subsidiaries is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument material to its business to which it is a party.

         Section 5.14. Governmental Regulation. Neither the Borrower nor any of
                       -----------------------
its Subsidiaries is subject to regulation under the Investment Company Act of 1940, as amended, or any statute or regulation limiting its ability to incur indebtedness for money borrowed as contemplated hereby.

         Section 5.15. Consents and Approvals. No authorization, consent,
                       ----------------------
approval, order, license or permit from, or filing, registration or qualification with, or exemption by, any governmental or public body or authority, or any subdivision thereof, or any other Person, including without limitation, any Insurance Commissioner, is required to authorize, or is required in connection with the execution, delivery and performance by the Borrower of, or the legality, validity, binding effect or enforceability of, this Agreement, the Revolving Note, the Pledge Agreements or the Acquisition Agreements, except the consents, approvals or other similar actions listed on Schedule 5.15
                                                           -------------
attached hereto. Schedule 5.15 describes those consents, approvals or other
                 -------------
similar actions which have been duly and properly obtained or which may have to be obtained by the Bank in order to enforce its rights under this Agreement, the Revolving Note or the Pledge Agreements. Except as disclosed on said Schedule, such consents, approvals or other similar actions have been obtained and have not been modified, amended, rescinded or revoked, and are in full force and effect.

         Section 5.16. Partnerships. Except as set forth in Schedule 5.16,
                       ------------                         -------------
neither the Borrower nor any of its Subsidiaries is a partner in any partnership.

         Section 5.17. Environmental Protection. Each of Borrower and its
                       ------------------------
Subsidiaries has obtained all material permits, licenses and other authorizations which are required under all environmental laws, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including without limitation, ambient air, surface water, ground water, or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, except to the extent failure to have any such permit, license or authorization would not reasonably be expected to have a material adverse effect on the business, financial condition, operations, Properties or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, taken as a whole. Each of the Borrower and its Subsidiaries is in compliance with all terms and conditions of the required permits, licenses and authorizations, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the environmental laws or contained in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply would not reasonably be expected to have a material adverse effect on the business, financial condition, operations, Properties or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to carry out its obligations under this Agreement, the Revolving Note or the Pledge Agreements. None of the Properties of the Borrower or its Subsidiaries, either owned or leased, have been included or, as far as the Borrower can reasonably foresee, proposed for inclusion on the National Priorities List adopted pursuant to the Comprehensive Environmental Response Compensation and Liability Act, as amended, or on any similar list or inventory of sites requiring response or cleanup actions adopted by any other federal, state or local agency.

         Section 5.18. Copyrights, Patents, Trademarks, Etc. Each of the
                       ------------------------------------
Borrower and its Subsidiaries is duly licensed or otherwise entitled to use all patents, trademarks, service marks, trade names, and copyrighted materials which are used in the operation of its business as presently conducted, except where the failure to be so licensed or entitled would not have a materially adverse effect on the financial condition, operations, Properties, business or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, taken as a whole. No claim is pending or, as far as the Borrower can reasonably foresee, threatened against the Borrower or any of its Subsidiaries contesting the use of any such patents, trademarks, service marks, trade names or copyrighted materials, nor does the Borrower know of any valid basis for any such claims, other than claims which, if adversely determined, would not have a material adverse effect on the financial condition, operations, Properties, business or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to carry out its obligations under this Agreement, the Revolving Note or the Pledge Agreements.

         Section 5.19. Compliance with Laws. Neither the Borrower nor any of its
                       --------------------
Subsidiaries is in violation of any laws, ordinances, rules or regulations, applicable to it, of any federal, state or municipal governmental authorities, instrumentalities or agencies, including without limitation, the United States Occupational Safety and Health Act of 1970, as amended, except where such violation would not have a material adverse effect on the financial condition, operations, Properties, business or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to carry out its obligations under this Agreement, the Revolving Note or the Pledge Agreements.

         Section 5.20. Events of Default. No Default or Event of Default has
                       -----------------
occurred and is continuing.

         Section 5.21. Use of Proceeds. The Borrower shall use the proceeds of
                       ---------------
the Revolving Loans for general corporate purposes, including stock buybacks and acquisition financing and shall use the proceeds of the Revolving Loans in excess of fifty million dollars ($50,000,000) only for the Acquisition.

         Section 5.22. Continental Agreements. The Continental Agreements are in
                       ----------------------
full force and effect, no default exists under the Continental Agreements and no event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, will constitute a default under the Continental Agreements.


                       ARTICLE 6.  AFFIRMATIVE COVENANTS

         During the term of this Agreement, and until performance, payment and/or satisfaction in full of the Obligations, the Borrower covenants and agrees that it shall, and shall cause each of its Subsidiaries to, unless the Bank otherwise consents in writing:

         Section 6.1. Maintenance of Existence and Domicile of Insurance
                      --------------------------------------------------
Subsidiaries. Preserve and maintain its corporate existence and good standing in
------------
the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is required from time to time, except where failure to be so qualified would not have a material adverse effect on the business, financial condition, operations, Properties or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, taken as a whole; and preserve and maintain the domicile of each of its Insurance Subsidiaries as in effect on the date hereof.

         Section 6.2. Conduct of Business. Continue to engage in a business of
                      -------------------
the same general type as conducted by it on the date of this Agreement.

         Section 6.3. Maintenance of Properties. Maintain, keep and preserve all
                      -------------------------
of its material Properties (tangible and intangible), necessary or useful in the conduct of its business, in good working order and condition, ordinary wear and tear excepted, except that the failure to maintain, preserve and protect a
               ------
particular item of depreciable Property that is not of significant value, either intrinsically or to the operations of Borrower and its Subsidiaries, taken as a whole, shall not constitute a violation of this covenant.

         Section 6.4. Maintenance of Records. Keep accurate and complete records
                      ----------------------
and books of account, in which complete entries will be made in accordance with GAAP and SAP, reflecting all financial transactions of the Borrower and its Subsidiaries.

         Section 6.5. Maintenance of Insurance. Maintain insurance (subject to
                      ------------------------
customary deductibles and retentions) with financially sound and reputable insurance companies, in such amounts and with such coverages (including without limitation public liability insurance, fire, hazard and extended coverage insurance on all of its assets, necessary workers' compensation insurance and all other coverages as are consistent with industry practice) as are maintained by companies of established reputation engaged in similar businesses and similarly situated.

         Section 6.6. Compliance with Laws. Comply in all respects with all
                      --------------------
applicable laws, rules, regulations and orders, except where the failure to so comply would not have a material adverse effect on the business, financial condition, operations, Properties or, as far as the

Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries taken as whole or the ability of the Borrower to carry out its obligations under this Agreement, the Revolving Note or the Pledge Agreements. Such compliance shall include, without limitation, paying all taxes, assessments and governmental charges imposed upon it or upon its Property (and all penalties and other costs, if any, related thereto), unless contested in good faith by appropriate proceedings and for which adequate reserves have been set aside.

         Section 6.7. Right of Inspection. From time to time upon prior notice
                      -------------------
and in accordance with customary standards and practices within the banking industry (including, without limitation, upon any Event of Default or whenever the Bank may have reasonable cause to believe that an Event of Default has occurred), the Borrower shall permit the Bank or any agent or representative thereof, to examine and make copies and abstracts from the records and books of account of, and visit the Properties of, the Borrower and its Subsidiaries to discuss the affairs, finances and accounts of the Borrower and any such Subsidiaries with any of their respective officers and directors and the Borrower's independent accountants, and to make such verification concerning the Borrower and its Subsidiaries as may be reasonable under the circumstances, and upon reasonable request, furnish promptly to the Bank true copies of all financial information made available to Senior Officers of Borrower and its Subsidiaries; provided, that the Bank shall use reasonable efforts to not
              --------
materially interfere with the business of the Borrower and its Subsidiaries and to treat as confidential any and all information obtained pursuant to this
Section 6.7, except to the extent disclosure is required by any law, regulation, order, ruling, directive, guideline or request from any central bank or other government authority (whether or not having the force of law).

         Section 6.8. Reporting Requirements. The Borrower shall, and shall
                      ----------------------
cause each of its Subsidiaries, as applicable, to, furnish to the Bank:

         (a)   Annual GAAP Statements. Within ninety (90) days following the end
               ----------------------
         of Borrower's fiscal year (or such earlier date as the Borrower's Form 10-K is filed with the Securities and Exchange Commission) copies of:

               (i) the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the close of such fiscal year, and

               (ii) the consolidated and consolidating statements of income and consolidated statements of stockholders' equity and cash flows, in each case of the Borrower and its Subsidiaries for such fiscal year,

         in each case setting forth in comparative form the figures for the preceding fiscal year and prepared in accordance with GAAP, all in reasonable detail and accompanied by an opinion thereon of KPMG Peat Marwick or other firm of independent public accountants of recognized national standing selected by the Borrower and reasonably acceptable to the Bank, to the effect that the consolidated financial statements have been prepared in accordance with GAAP (except for changes in application in which such accountants concur) and present fairly in all material respects in accordance with GAAP the financial condition of the Borrower and its Subsidiaries as of the end of such fiscal year and the results of its operations for the fiscal year then ended and that the examination of such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary under the circumstances.

         (b)   Annual SAP Financial Statements. As soon as available, and in any
               -------------------------------
         event within sixty (60) and one hundred and fifty (150) days, respectively, following the end of each Insurance Subsidiary's fiscal year (or such earlier date as such are filed with the applicable insurance regulatory authority), copies of the unaudited (if required to be filed with a regulatory authority) and audited SAP Financial Statements for such Insurance Subsidiary, in each case setting forth in comparative form the figures for the preceding fiscal year and prepared in accordance with SAP, all in reasonable detail and accompanied by an opinion thereon of KPMG Peat Marwick or other firm of independent public accountants of recognized national standing selected by the Borrower and reasonably acceptable to the Bank, to the effect that the financial statements have been prepared in accordance with SAP (except for changes in application in which such accountants concur) and present fairly in all material respects in accordance with SAP the financial condition of such Insurance Subsidiary as of the end of such fiscal year and the results of its operations for the fiscal year then ended and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary under the circumstances.

         (c)   Quarterly GAAP Statements. As soon as available, and in any event
               -------------------------
         within forty-five (45) days after the end of each quarterly fiscal period of the Borrower (other than the fourth fiscal quarter of any fiscal year), copies of:

               (i) the consolidated and consolidating balance sheets of Borrower and its Subsidiaries as at the end of such fiscal quarter, and

               (ii) the consolidated and consolidating statements of income and consolidated statements of stockholders' equity and cash flows, in each case of Borrower and its Subsidiaries for such fiscal quarter and the portion of such fiscal year ended with such fiscal quarter, in each case setting forth in comparative form the figures for the preceding fiscal year and prepared in accordance with GAAP all in reasonable detail and certified as presenting fairly in accordance with GAAP the financial condition of the Borrower and its Subsidiaries as of the end of such period and the results of operations for such period by a Senior Officer of such company, subject only to normal year-end accruals and audit adjustments and the absence of footnotes.

         (d)   Quarterly SAP Statements. As soon as available, and in any event
               ------------------------
         within the time period required by the applicable regulatory authority, copies of the unaudited SAP Financial Statements for each quarterly fiscal period of each Insurance Subsidiary, in each case setting forth in comparative form the figures for the preceding fiscal year and prepared in accordance with SAP, all in reasonable detail and certified as presenting fairly in accordance with SAP the financial condition of such Insurance Subsidiary as of the end of such period and results of operations for such period by a Senior Officer of such Insurance Subsidiary, subject to normal year-end accruals and audit adjustments.

         (e)   Annual/Quarterly Reports. Concurrently with the delivery of the
               ------------------------
         financial statements required pursuant to subsections (a), (b), (c) and
         (d) of this Section, copies of all reports required to be filed with the Insurance Commissioner in connection with the filing of such financial statements.

         (f)   Annual Forecasts. On or before March 1 of each year, a forecast
               ----------------
         of the consolidated operations of the Borrower and its Subsidiaries and of the Statutory Surplus of each Insurance Subsidiary in each case in form satisfactory to the Bank, for the current fiscal year, together with a certificate of a Senior Officer that such forecasts have been prepared in good faith and on reasonable assumptions.

         (g)   Management Letters. Promptly upon receipt thereof, copies of any
               ------------------
         reports or management letters relating to the internal financial controls and procedures delivered to the Borrower or any of its Subsidiaries by any independent certified public accountant in connection with examination of the financial statements of the Borrower or any such Subsidiary.

         (h)   SEC Filings. Promptly after the same are available, copies of
               -----------
         each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the Securities and Exchange Commission under Sections 13 and 15(d) of the Securities and Exchange Act of 1934.

         (i)   Notice of Litigation. Promptly after the commencement thereof,
               --------------------
         notice of any action, suit and proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, against the Borrower or any of its Subsidiaries (A) not arising out of an insurance policy issued by the Borrower or any of its Subsidiaries, which, if determined adversely to the Borrower or such Subsidiary, would have a material adverse effect on the financial condition, operations,

         Properties, business or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to carry out its obligations under this Agreement, the Revolving Note or the Pledge Agreements, (B) arising out of an insurance policy issued by any of the Subsidiaries of the Borrower, which demands relief, net of reinsurance obtained by the Borrower or its Subsidiaries with respect to such insurance policy, which, if determined adversely to the Borrower or such Subsidiary would have a material adverse effect on the financial condition, operations, Properties, business or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to carry out its obligations under this Agreement, the Revolving Note or the Pledge Agreements, or (C) commenced by any creditor or lessor under any written credit agreement with respect to borrowed money or material lease which asserts a default thereunder on the part of the Borrower or any of its Subsidiaries.

         (j)   Notices of Default. As soon as practicable and in any event
               ------------------
         within fifteen (15) days after the occurrence of each Default or Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Borrower with respect thereto.

         (k)   Actuarial Report Confirming Reserves. As soon as available, and
               ------------------------------------
         in any event within ninety (90) days after the close of each fiscal year of the Borrower, a report confirming the adequacy of the SAP reserves of each Insurance Subsidiary from an actuarial firm of recognized national standing or the actuarial division of an accounting firm of recognized national standing acceptable to the Bank.

         (l)   Other Filings. Promptly upon the filing thereof, copies of any
               -------------
         reports or other communications required to be filed with the Insurance Commissioner in connection with the pledge by the Borrower of the Pledged Collateral (as defined in and pursuant to the Pledge Agreements); and at any time upon the reasonable request of the Bank, permit the Bank the opportunity to review copies of all reports, including annual reports, and notices which the Borrower or any Subsidiary files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as practicable and in any event within fifteen (15) days after the Borrower or any if its Subsidiaries knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower or any such Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, the Borrower will deliver to the Bank a certificate of a Senior Officer of the Borrower setting forth details as to such Reportable Event or Prohibited Transaction or Plan termination and the action the Borrower proposes to take with respect thereto.

         (m)   Notice of Transactions. Promptly after knowledge thereof, written
               ----------------------
         notice of the Borrower's decision (i) to not consummate either the acquisition of all of the stock of VASA North America or Seaboard or
         (ii) to not consummate the USF RE Sale.

         (n)   Additional Information. Such additional information as the Bank
               ----------------------
         may reasonably request concerning the Borrower and its Subsidiaries and for that purpose all pertinent books, documents and vouchers relating to its business, affairs and Properties, including investments as shall from time to time be designated by the Bank.

         Section 6.9. Certificates.
                      ------------

         (a)   Officers' Certificate. Simultaneously with each delivery of
               ---------------------
         financial statements pursuant to Section 6.8(a) and 6.8(c), the Borrower shall deliver to the Bank a certificate of its Chief Financial Officer which will

               (i) certify on behalf of the Borrower that such officer has reviewed the Agreement and the condition and transactions of the Borrower and its Subsidiaries for the period covered by such financial statements, and state that to the best of his knowledge the Borrower has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement, the Revolving Note and the Pledge Agreements, and no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and

               (ii) include information (with detailed calculations in the form set out in Exhibit C) required to establish whether the Borrower
                          ---------
               was in compliance with the covenants set forth in this Agreement during the period covered by the financial statements then being delivered.

         (b)   Accountant's Certificate. Simultaneously with each delivery of
               ------------------------
         financial statements pursuant to Section 6.8(a), the Borrower will deliver to the Bank a certificate of the independent certified public accountants who certify such statements, stating whether, in the course of their audit of the financial statements, they obtained any knowledge of a condition or event which constitutes a Default or Event of Default and the nature thereof.

         Section 6.10. Further Assurances. The Borrower shall take all such
                       ------------------
further actions and execute and file or record, at its own cost and expense, all such further documents and instruments as the Bank may at any time reasonably determine may be necessary or advisable; and shall do, execute, acknowledge, deliver, record, file, re-file, record, register and re-register any and all such further acts, deeds, conveyances, estoppel certificates, transfers, certificates, assurances and other instruments as the Bank may reasonably require from time to time in order to carry out more effectively the purposes of this Agreement, the Revolving Note and the Pledge Agreements.

         Section 6.11. Compliance with Agreements. Promptly and fully comply
                       --------------------------
with all contractual obligations under all agreements, mortgages, indentures, leases and/or instruments to which any one or more of the Borrower and its Subsidiaries is a party, whether such agreements, mortgages, indentures, leases or instruments are with the Bank or another Person, except where such failure to so comply would not have a material adverse effect on the business, financial condition, operations, Properties or, as far as the Borrower can reasonably foresee, prospects of the Borrower and its Subsidiaries taken as whole or the ability of the Borrower to carry out its obligations under this Agreement, the Revolving Note or the Pledge Agreements.

         Section 6.12. Use of Proceeds. Use the proceeds of the Revolving Loans
                       ---------------
only for the purposes described in Section 5.21.

         Section 6.13. Continental Agreements. The Borrower shall keep, observe
                       ----------------------
and perform, or cause to be kept, observed and performed, prior to the expiration of the applicable grace period, if any, all of the terms, covenants, provisions and agreements of the Continental Agreements to be kept, observed and performed by USBENEFITS or USF RE thereunder.


                        ARTICLE 7. NEGATIVE COVENANTS.

         During the term of this Agreement, and until performance, payment and/or satisfaction in full of the Obligations, the Borrower covenants and agrees that Borrower shall not, and shall not permit its Subsidiaries to, unless the Bank otherwise consents in writing:

         Section 7.1. Debt. Create, incur, assume or suffer to exist any Debt,
                      ----
except:

         (a)  Debt of the Borrower under this Agreement and the Revolving Note;

         (b)  Debt permitted under Section 7.2 hereof;

         (c)  Subordinated Debt of the Borrower; and

         (d) Debt of USF RE in connection with reimbursement agreements for letters of credit collateralizing reinsurance obligations of USF RE, provided the aggregate amount of such Debt does not exceed $1,000,000.

         Section 7.2.  Guaranties, Etc. Assume, guarantee, endorse or otherwise
                       ---------------
be or become directly or contingently responsible or liable (including, but not limited to, an agreement to purchase any obligation, or to supply or advance any funds, or an agreement to cause such Person to maintain a minimum working capital or net worth or otherwise to assure the creditors of any Person against loss) for the obligations of any Person, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and except as disclosed on Schedule 7.2 hereof.
                                                       ------------

         Section 7.3. Liens. Create, incur, assume or suffer to exist any Lien,
                      -----
upon or with respect to any of its Properties, now owned or hereafter acquired, except:

         (a) Liens for taxes or assessments or other government charges or levies if not yet due and payable or if due and payable, if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

         (b) Liens imposed by law, such as mechanic's, materialmen's, landlord's, warehousemen's and carrier's Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than forty-five 45 days, or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

         (c) Liens under workers' compensation, unemployment insurance, social security or similar legislation (other than ERISA);

         (d) judgment and other similar Liens arising in connection with court proceedings; provided that the execution or other enforcement of such
                      --------
         Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

         (e) easements, rights-of-way, restrictions and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use and enjoyment by the Borrower or any of its Subsidiaries of the Property or assets encumbered thereby in the normal course of its business or materially impair the value of the Property subject thereto;

         (f)   Liens referred to in Schedule 5.6; and

         (g) Liens consisting of pledges or deposits of Property to secure performance in connection with operating leases made in the ordinary course of business to which Borrower or a Subsidiary is a party as lessee, provided the aggregate value of all such pledges and deposits
                 --------
         in connection with any such lease does not at any time exceed 15% of the annual fixed rentals payable under such lease.

         Section 7.4. Investments. Permit the total consolidated Investment in
                      -----------
Investment Grade Securities of all Insurance Subsidiaries of the Borrower, as of the end of any fiscal quarter, to be less than ninety-five percent (95%) of the aggregate amount of Total Invested Assets.

         Section 7.5. Mergers and Consolidations and Acquisitions of Assets.
                      -----------------------------------------------------
Merge or consolidate with any Person (whether or not Borrower or any Subsidiary is the surviving entity), or acquire all or substantially all of the assets or any of the capital stock of any Person; provided
                                        --------
that any Subsidiary (other than any Insurance Subsidiary) may merge into the Borrower or any other Subsidiary, and the Borrower may merge with or acquire the assets of another Person if

         (a) after giving effect to such transaction, (i) the Borrower is the corporation which survives such merger or acquisition, and (ii) no Default or Event of Default would exist, and

         (b) the aggregate purchase price and other consideration paid or payable by the Borrower for all such mergers and/or acquisitions shall not exceed $15,000,000 in the aggregate during the term of this Agreement.

         Section 7.6. Sale of Assets. Sell, lease or otherwise dispose of all or
                      --------------
substantially all of its assets, including through any reinsurance arrangements, except in the ordinary course of business; provided, however, the Borrower may
                                           --------  -------
complete the USF RE Sale if (i) no Default or Event of Default exists at the time of such USF RE Sale or would result therefrom and ii) the Borrower complies with the requirements of Section 2.5 and all other provisions of this Agreement.

         Section 7.7. Stock of Subsidiaries, Etc. Pledge, assign, hypothecate,
                      --------------------------
transfer, convey, sell or otherwise dispose of, encumber or grant any security interest in, or deliver to any other Person, any shares of capital stock of its Subsidiaries, or permit any such Subsidiaries to issue any additional shares of its capital stock to any Person other than the Borrower or any Subsidiaries, except (i) directors' qualifying shares, (ii) pursuant to the Pledge Agreements and (iii) pursuant to Section 7.6.

         Section 7.8. Transactions with Affiliates. Enter into any transaction
                      ----------------------------
of any kind with any Affiliate of the Borrower, or any Person that owns or holds 5% or more of the outstanding common stock of the Borrower, other than (a) transactions between or among Borrower and its wholly owned Subsidiaries or between or among its wholly owned Subsidiaries or (b) transactions on terms at least as favorable to the Borrower or its Subsidiaries as would be the case in an arm's-length transaction between unrelated parties of equal bargaining power.

         Section 7.9. Capital Expenditures. Make or permit to be made any
                      --------------------
Capital Expenditure in any fiscal year, or commit to make any Capital Expenditure in any fiscal year, which when added to the aggregate Capital Expenditures of the Borrower and its Subsidiaries theretofore made or committed to be made in that fiscal year, would exceed $2,500,000. The Bank agrees to consider any request of the Borrower to modify this covenant to the extent necessary to permit it to buy or construct a building for its offices, it being understood, however, that while the Bank shall be under no obligation whatsoever to grant any such request, the Bank shall not unreasonably deny same.

         Section 7.10. Minimum Statutory Surplus. (a) As of the end of any
                       -------------------------
fiscal quarter prior to the USF RE Sale, permit Statutory Surplus of USF RE to be less than an amount equal to the sum of (i) $80,000,000 plus (ii) 75% of any positive Statutory Net Income, after dividends to the Borrower, for each fiscal quarter following the fiscal quarter ending December 31, 1995, plus (iii) any contributions to surplus made by the Borrower to USF RE, from Revolving Loans or otherwise, during each fiscal quarter following the fiscal quarter ending December 31, 1995.

         (b) Upon consummation of the Acquisition, as of the end of any fiscal quarter, permit the combined Statutory Surplus of VASA North Atlantic and Seaboard to be less than an amount equal to the sum of (i) $42,500,000 plus (ii) 75% of any positive Statutory Net Income of VASA North Atlantic and Seaboard, after dividends to the Borrower, for each fiscal quarter following the fiscal quarter ending June 30, 1999, plus (iii) any contributions to surplus made by the Borrower to VASA North Atlantic or Seaboard, as applicable, from Revolving Loans or otherwise, during each fiscal quarter following the fiscal quarter ending June 30, 1999.

         Section 7.11. Minimum Consolidated GAAP Net Worth. As of the end of any
                       -----------------------------------
fiscal quarter, permit Consolidated GAAP Net Worth of the Borrower and its Subsidiaries to be less than an amount equal to the sum of (a) $100,000,000, plus (b) 50% of cumulative positive net income (as determined in accordance with GAAP) for each fiscal quarter following the fiscal quarter ending June 30, 1998, plus (c) the amount of paid-in capital resulting from any issuance by the Borrower of its capital stock after December 28, 1998.

         Section 7.12. Maximum Premiums to Surplus. As of the end of each fiscal
                       ---------------------------
quarter, permit the ratio of combined Net Premiums Written of all of the Insurance Subsidiaries of the Borrower for the immediately preceding four fiscal quarters (ending on such date) to combined Statutory Surplus of such Insurance Subsidiary at the end of such fiscal quarter to be greater than the following:
3.0 to 1 at the end of the first fiscal quarter of each year and 2.0 to 1 at the end of the second, third and fourth fiscal quarters of each fiscal year.

         Section 7.13. [Reserved]

         Section 7.14. Minimum Interest Coverage. As of the end of each fiscal
                       -------------------------
quarter during the periods set forth below, for each Insurance Subsidiary, permit the ratio of (a) the sum of (i) Available Dividends, minus dividends paid by such Insurance Subsidiary to the Borrower for the immediately preceding four fiscal quarters (ending on such date), plus (ii) an amount equal to the aggregate consolidating GAAP EBIT of the Borrower and all Subsidiaries (eliminating intercompany balances and transactions, as applicable), except the Insurance Subsidiaries, for the immediately preceding four fiscal quarters (ending on such date) to (b) Interest Expense for the immediately succeeding four fiscal quarters (beginning on such date) to be less than (i) 2.0 to 1 for the fiscal year ending December 31, 1995, and (ii) 3.0 to 1 for each fiscal year thereafter. For purposes of clause (b) above, Interest Expense shall be calculated on the assumption that Base Rate Loans for the full amount of the Commitment will be outstanding for the succeeding four fiscal quarters and the A.M. Best Rating of all Insurance Subsidiaries on the date of the certification required by Section 6.9(a) with respect to the fiscal quarter being tested will remain in effect for the succeeding four fiscal quarters.

         Section 7.15. Minimum Fixed Charge Coverage. As of the end of each
                       -----------------------------
fiscal quarter during the periods set forth below, for each Insurance Subsidiary, permit the ratio of (a) the sum of (i) Available Dividends, minus dividends paid by such Insurance Subsidiary to the Borrower for the immediately preceding four fiscal quarters (ending on such date), plus (ii) an amount equal to the aggregate consolidating GAAP EBIT of the Borrower and all Subsidiaries (eliminating intercompany balances and transactions, as applicable), except Insurance Subsidiaries, for the immediately preceding four fiscal quarters (ending on such date) to (b) Fixed Charges for the immediately succeeding four fiscal quarters (beginning on such date) to be less than (i) 1.5 to 1 for the fiscal year ending December 31, 1995, and (ii) 1.7 to 1 for each fiscal year thereafter. For purposes of clause (b) above, Interest Expense shall be calculated on the assumption that Base Rate Loans for the full amount of the Commitment will be outstanding for the succeeding four fiscal quarters and the A.M. Best Rating of all Insurance Subsidiaries on the date of the certification required by Section 6.9(a) with respect to the fiscal quarter being tested will remain in effect for the succeeding four fiscal quarters.

         Section 7.16. Minimum Debt Service Coverage. As of the end of each
                       -----------------------------
fiscal quarter, permit the Debt Service Coverage Ratio for each Insurance Subsidiary for the immediately preceding four fiscal quarters (ending on such date) to be less than 1.5 to 1.0.

         Section 7.17. Distributions. In any fiscal year make any Distributions
                       -------------
from net income of the Borrower (as determined in accordance with GAAP), other than Distributions from time to time up to an aggregate amount not to exceed 33-1/3% of consolidated positive net income of the Borrower and its Subsidiaries (determined in accordance with GAAP) for such fiscal year.

         Section 7.18. Risk-Based Capital Ratio. As at any date, permit the
                       ------------------------
Risk-Based Capital Ratio of the Insurance Subsidiaries, on a combined basis, as at such date to be less than 200%. In the event of any change after the date of this Agreement in the NAIC Risk-Based Capital (RBC) for Insurers Model Act or NAIC's interpretations thereof affecting the calculation of the Risk-Based Capital Ratio, (a) the Borrower and the Bank agree to enter into good faith negotiations to amend this Agreement in such respects as are necessary to conform this Section 7.18 as a measurement of the sufficiency of the Insurance Subsidiaries' risk-based capital to substantially the same measurement as was effective prior to such change and (b) the Borrower shall be deemed to be in compliance with this Section 7.18 during the 60 days following any such change if and to the extent that the Insurance Subsidiaries on a combined basis would have been in compliance therewith under said Act and interpretations as in effect immediately prior to such change; provided, however, if an amendment shall not be agreed upon within 60 days or such longer period as shall be agreed to by the Bank, for purposes of determining compliance with this Section 7.18 until such amendment shall be agreed upon, compliance shall be determined in accordance with said Act and interpretations as in effect on the Closing Date.

         Section 7.19. Minimum A.M.Best Rating. Permit the A.M. Best Rating of
                       -----------------------
USF RE (until the USF RE Sale), VASA North Atlantic (upon consummation of the Acquisition) or Seaboard (upon consummation of the Acquisition) to be less than "A-" at any time.

         Section 7.20. Continental Agreements. Permit the cancellation,
                       ----------------------
surrender, termination, amendment or modification of the Continental Agreements or the expiration of the Continental Agreements unless, on or before the expiration date thereof, a replacement agreement is entered into by the Borrower and/or its Subsidiaries in form and content satisfactory to the Bank in the exercise of the Bank's reasonable discretion.

         Section 7.21. Debt to Capital Ratio. Permit the consolidated Debt of
                       ---------------------
the Borrower and its Subsidiaries to exceed 45% of Total Capitalization during the period December 28, 1998 to and including June 30, 1999 or 35% of Total Capitalization after June 30, 1999.


                   ARTICLE 8.  EVENTS OF DEFAULT.ARTICLE 8.

         Section 8.1. Events of Default. Any of the following events shall be an
                      -----------------
"Event of Default":

         (a) the Borrower shall fail to pay any principal amount when due, whether at stated maturity, by acceleration, by notice of prepayment or otherwise, or Borrower shall fail to pay any premium or interest, or any fees or other amounts payable hereunder, within five days after the date due;

         (b) any written statement, representation or warranty made by the Borrower in this Agreement, or the Revolving Note or the Pledge Agreements, or which is contained in any certificate, document, financial or other written statement furnished at any time under or in connection with this Agreement, the Revolving Note or the Pledge Agreements shall prove to have been incorrect in any material respect on or as of the date made;

         (c) the Borrower shall (i) fail to perform or observe any term, covenant, or agreement contained in Section 5.21, Section 6.8(i) or
         Article 7; or (ii) fail to perform or observe any term, covenant, or agreement on its part to be performed or observed (other than the obligations specifically referred to elsewhere in this Section 8.1) in this Agreement (including without limitation any such term, covenant or agreement contained in Article 6 hereof), the Pledge Agreements or the Revolving Note and such failure shall continue unremedied for 30 consecutive days. The Bank shall use reasonable efforts to give the Borrower notice of any Default or Event of Default under this Section 8.1(c); provided, however, that failure to give any such notice shall
                 --------  -------
         not impair or otherwise adversely affect the Bank's rights and remedies hereunder;

         (d) the Borrower or any Subsidiary shall (i) fail to pay any indebtedness, including but not limited to indebtedness for borrowed money (other than the payment Obligations described in (a) above), of the Borrower or such Subsidiary, as the case may be, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or (ii) fail to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness, when required to be performed or observed and such failure continues after any applicable notice and grace period, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of the maturity of such indebtedness, or (iii) any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; provided, however,
                                                            --------  -------
         that it shall not be a Default or Event of Default under this Section 8.1(d) unless the aggregate principal amount of all such indebtedness as described in clauses (i) through (iii) above shall exceed $500,000;

         (e) the Borrower or any Subsidiary (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have had any such petition or application filed or any such proceeding shall have been commenced against it in which an adjudication or appointment is made or order for relief is entered, or which petition, application or proceeding remains undismissed for a period of sixty (60) days or more; or (v) shall be the subject of any proceeding under which its assets may be subject to seizure, forfeiture or divestiture (other than a proceeding in respect of a Lien permitted under Section 7.3(a)); or (vi) by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its Property; or (vii) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more;

         (f) (A) Any Insurance Commissioner or any other head of any insurance regulatory authority and/or such insurance regulatory authority shall apply for an order pursuant to any section of the applicable insurance code directing the rehabilitation, conservation or liquidation of any Insurance Subsidiary, and any such application shall not be dismissed or otherwise terminated during a period of 60 consecutive days, or a court of competent jurisdiction shall enter an order granting the relief sought; or (B) any Insurance Commissioner or any other head of any insurance regulatory authority and/or such insurance regulatory authority shall file a complaint or petition pursuant to any applicable insurance code seeking the dissolution of any Insurance Subsidiary, and such complaint or petition is not dismissed or otherwise terminated for a period of 60 consecutive days, or a court of competent jurisdiction shall order the dissolution of any Insurance Subsidiary;

         (g) one or more judgments, decrees or orders for the payment of money in excess of $500,000 in the aggregate shall have been rendered against the Borrower or any of its Subsidiaries (excluding judgments which are covered by insurance other than self-insurance and excluding judgments rendered against any Insurance Subsidiary which judgments have been both (i) rendered in the ordinary course of business in connection with its insurance and reinsurance obligations, and (ii) adequately reserved against) and such judgments, decrees or orders shall continue unsatisfied and in effect for a period of sixty (60) consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal;

         (h) any of the following events shall occur or exist with respect to the Borrower or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event shall occur with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan (other than in a "standard termination" referred to in Section 4041 of ERISA);
         (iv) any event or circumstance exists which would constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer any Plan, or the institution by the PBGC of any such proceedings; (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other such events or conditions, if any, would in the reasonable opinion of the Bank subject the Borrower to any tax, penalty or other liability to a Plan, Multiemployer Plan, the PBGC or otherwise (or any combination thereof) which in the aggregate exceed or may exceed $250,000;

         (i) this Agreement, the Revolving Note or the Pledge Agreements shall at any time after its execution and delivery and for any reason cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Borrower or the Borrower shall deny it has any further liability or obligation hereunder;

         (j) any event occurs which gives the holder or holders of any Subordinated Debt (or an agent or trustee on its or their behalf) the right to declare such indebtedness due before the date on which it otherwise would become due, or the right to require the issuer thereof to redeem or purchase, or offer to redeem or purchase, all or any portions of any Subordinated Debt;

         (k) any determination is made by a court of competent jurisdiction that payment of principal or interest or both shall be made to the holder of any Subordinated Debt which would not be permitted by this Agreement or that any obligation with respect to Subordinated Debt is not subordinated in accordance with its terms to the Obligations; or

         (l) the Borrower shall be in default under either of the Pledge Agreements.

         Section 8.2. Remedies. Without limiting any other rights or remedies of
                      --------
the Bank provided for elsewhere in this Agreement, the Revolving Note or the Pledge Agreements, or by applicable law, or in equity, or otherwise, if any Event of Default shall occur and be continuing, the Bank may by notice to the Borrower, (i) declare the Commitment to be terminated, whereupon the same shall forthwith terminate, (ii) declare all amounts owing under this Agreement and the Revolving Note (whether or not such Obligations be contingent or unmatured) to be forthwith due and payable, whereupon all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided that, in the case of an Event of Default referred to in Section 8.1(e) and Section 8.1(f) above with respect to the Borrower, the Commitment shall be immediately terminated, and all such amounts shall be immediately due and payable without notice, presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower. NOTWITHSTANDING THE FOREGOING, THE BANK SHALL NOT SELL, VOTE OR IN ANY MANNER EXERCISE CONTROL OVER THE PLEDGED COLLATERAL (AS DEFINED IN EACH OF THE PLEDGE AGREEMENTS) OF THE BORROWER WITHOUT OBTAINING, TO THE EXTENT REQUIRED BY LAW, THE PRIOR APPROVAL (INCLUDING ANY HEARING REQUIRED BY LAW) OF THE MASSACHUSETTS DIVISION OF INSURANCE OR INDIANA DEPARTMENT OF INSURANCE.


                          ARTICLE 9. MISCELLANEOUS9.

         Section 9.1. Amendments and Waivers. Amendments and Waivers. No
                      ----------------------
amendment or waiver of any provision of this Agreement, the Revolving Note or the Pledge Agreements nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 9.2. Usury. Anything herein to the contrary notwithstanding,
                      -----
the Obligations of the Borrower with respect to this Agreement and the Revolving Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to the Bank limiting rates of interest which may be charged or collected by the Bank.

         Section 9.3. Expenses; Indemnities.
                      ---------------------

         (a) Unless otherwise agreed in writing, the Borrower shall reimburse the Bank on demand for all reasonable costs, expenses and charges (including without limitation, reasonable fees and charges of Day, Berry & Howard LLP (with appropriate detail) in accordance with the letter between the Borrower and the Bank dated November 4,
1994) incurred by the Bank in connection with the preparation, filing and recording of this Agreement, the Revolving Note or the Pledge Agreements. The Borrower further agrees to pay the Bank on demand for all reasonable costs, expenses and charges (including without limitation, reasonable fees and charges of external legal counsel for the Bank and costs allocated by the Bank's internal legal department) incurred by the Bank in connection with the performance, modification and amendment of this Agreement, the Revolving Note or the Pledge Agreements provided, however, that Borrower shall not be liable for
                      --------  -------
any such costs allocated by the Bank's internal legal department arising prior to the date of the first Borrowing pursuant to a Notice of Borrowing. The Borrower further agrees to pay on demand all reasonable costs and expenses (including reasonable counsel fees and expenses), if any, in connection with the enforcement, including without limitation, the enforcement of judgments (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Revolving Note or the Pledge Agreements or any other document to be delivered under this Agreement. Until paid, the amount of any cost, expense or charge shall constitute, together with all accrued interest thereon, part of the Obligations.

         (b) The Borrower hereby agrees to indemnify the Bank upon demand at any time, against any and all losses, costs or expenses which the Bank may at any time or from time to time sustain or incur as a consequence of (i) any failure by the Borrower to pay, punctually on the due date thereof, any amount payable by the Borrower to the Bank or (ii) the acceleration, in accordance with the terms of this Agreement, of the time of payment of any of the Obligations of the Borrower. Such losses, costs or expenses may include, without limitation,
(i) any costs incurred by the Bank in carrying funds to cover any overdue principal, overdue interest, or any other overdue sums payable by the Borrower to the Bank or (ii) any losses incurred or sustained by the Bank in liquidating or reemploying funds acquired by the Bank from third parties, except to the extent caused by the Bank's gross negligence or willful misconduct.

         (c) The Borrower agrees to indemnify the Bank and its directors, officers, employees, agents and Affiliates from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, costs or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to any transaction contemplated by this Agreement or the Pledge Agreements, any actions or omissions of the Borrower or any Subsidiary or any of their respective directors, officers, employees or agents in connection with this Agreement, or any actual or proposed use by the Borrower or any Subsidiary of the proceeds of the Revolving Loans, including without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

         (d) The Borrower agrees to indemnify the Bank and its directors, officers, employees, agents and Affiliates from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, costs or expenses (including without limitation, reasonable fees and disbursements of counsel, engineers or similar professionals) which may be incurred by or asserted against the Bank or any such party in connection with or arising out of or relating to
(i) the Bank's compliance with any environmental law with respect to the Properties or operations of the Borrower or its Subsidiaries, (ii) any natural resource damages, governmental fines or penalties or other amounts mandated by any governmental authority, court order, demand or decree in connection with the disposal by the Borrower or its Subsidiaries either on-site or off-site (including leakage or seepage from any such site including third party treatment facilities) of pollutants, contaminants or hazardous wastes and (iii) any personal injury or property damage to third parties resulting from such pollutants, contaminants or hazardous wastes.

         Section 9.4. Term; Survival. This Agreement shall continue in full
                      --------------
force and effect as long as any Obligations are owing by the Borrower to the Bank. No termination of this Agreement shall in any way affect or impair the rights and obligations of the parties hereto relating to any transactions or events prior to such termination date, and all warranties and representations of the Borrower shall survive such termination. All representations and warranties made hereunder and in any document, certificate, or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the Revolving Note or the Pledge Agreements. The obligations of the Borrower under Sections 2.11, 2.12 and 9.3 shall survive the repayment of the Revolving Loans and the termination of the Commitment.

         Section 9.5. Assignment; Participations. This Agreement shall be
                      --------------------------
binding upon, and shall inure to the benefit of, the Borrower, the Bank and their respective successors and assigns, except that the Borrower may not assign or transfer its rights or obligations hereunder. Subject to the consent of any Insurance Commissioner, if required, the Bank may sell participations in, or upon ten (10) days' notice to the Borrower may assign all or any part of, any Revolving Loan to another lender, in which event (a) in the case of an assignment, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it were the Bank hereunder; and (b) in the case of a participation, the participant shall have no rights under this Agreement, the Revolving Note or the Pledge Agreements. The agreement executed by the Bank in favor of the participant shall not give the participant the right to require the Bank to take or omit to take any action hereunder except action directly relating to (i) the extension of a regularly scheduled payment date with respect to any portion of the principal of or interest on any amount outstanding hereunder allocated to such participant, (ii) the reduction of the principal amount allocated to such participant or (iii) the reduction of the rate of interest payable on such amount or any amount of fees payable hereunder to a rate or amount, as the case may be, below that which the participant is entitled to receive under its agreement with the Bank. The Bank may furnish any information concerning the Borrower in the possession of the Bank from time to time to assignees and participants (including prospective assignees and participants); provided that the Bank shall require any such
               --------
prospective assignee or such participant (prospective or otherwise) to agree in writing to maintain the confidentiality of such information.

         Section 9.6. Notices. All notices, requests, demands and other
                      -------
communications provided for herein shall be in writing and shall be (i) hand delivered; (ii) sent by certified, registered or express United States mail, return receipt requested, or reputable next-day courier service; or (iii) given by telex, telecopy, telegraph or similar means of electronic communication. All such communications shall be effective upon the receipt thereof. Notices shall be addressed to the Borrower and the Bank at their respective addresses set forth on the signature pages of this Agreement, or to such other address as the Borrower or the Bank shall theretofore have transmitted to the other party in writing by any of the means specified in this Section.

         Section 9.7. Setoff. The Borrower agrees that, in addition to (and
                      ------
without limitation of) any right of setoff, banker's lien or counterclaim the Bank may otherwise have, the Bank shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final, and regardless of whether such balances are then due to the Borrower) held by it for the account of the Borrower at any of the Bank's offices, in Dollars or in any other currency, against any amount payable by the Borrower under this Agreement, the Revolving Note or the Pledge Agreements which is not paid when due, taking into account any applicable grace period, in which case it shall promptly notify the Borrower thereof; provided that the Bank's failure to give such notice shall
                      --------
not affect the validity thereof.

         Section 9.8. Jurisdiction; Immunities.
                      ------------------------

         (a) The Borrower hereby irrevocably submits to the jurisdiction of any Connecticut State or United States Federal court sitting in Connecticut over any action or proceeding arising out of or relating to this Agreement, the Revolving Note or the Pledge Agreements, and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Connecticut State or Federal court. The Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Borrower at its address specified in
Section 9.6. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Borrower further waives any objection to venue in such State and any objection to an action or proceeding in such State on the basis of forum non conveniens. The Borrower further agrees that any action or proceeding brought against the Bank shall be brought only in Connecticut State or United States Federal courts sitting in Connecticut.

         (b) Nothing in this Section shall affect the right of the Bank to serve legal process in any other manner permitted by law or affect the right of the Bank to bring any action or proceeding against the Borrower or its Property in the courts of any other jurisdictions.

         Section 9.9.  Table of Contents; Headings. Any table of contents and
                       ---------------------------
the headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

         Section 9.10. Severability. The provisions of this Agreement are
                       ------------
intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         Section 9.11. Counterparts. This Agreement may be executed in any
                       ------------
number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

         Section 9.12. Integration. This Agreement, the Revolving Note and the
                       -----------
Pledge Agreements set forth the entire agreement between the parties hereto relating to the transactions contemplated hereby and thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

         Section 9.13. Governing Law. This Agreement shall be governed by, and
                       -------------
interpreted and construed in accordance with, the laws of the State of Connecticut except to the extent that the remedies under the Pledge Agreements in respect of the Pledged Collateral are governed by the laws of the State of California, the Commonwealth of Massachusetts or the State of Indiana.

         Section 9.14. Confidentiality. Subject to the following sentence, the
                       ---------------
Bank and any assignee of the Bank becoming a party to this Agreement agrees to use its best efforts, consistent with its normal operating procedures, to retain in confidence and not disclose without the prior written consent of the Borrower any written information about the Borrower and its Subsidiaries obtained pursuant to the requirements of this Agreement and identified in writing by the Borrower as "non-public," except as permitted under Section 9.5 of this Agreement. Notwithstanding the foregoing, the Bank (A) may disclose or otherwise use such information to the extent that such information is required in any application, report, statement or testimony submitted to any governmental agency having or claiming to have jurisdiction over the Bank, (B) may disclose or otherwise use such information to the extent that such information is required in response to any summons or subpoena or in connection with any litigation relating to the Revolving Loans, (C) may disclose or otherwise use such information to the extent that such information is reasonably believed by the Bank (after notification to the Borrower, unless such notification is prohibited by law) to be required in order to comply with any law, order, regulation, or ruling applicable to the Bank, and (D) may disclose or otherwise use such information to the extent that such information becomes publicly available.

         Section 9.15. Authorization of Third Parties to Deliver Opinions, Etc.
                       -------------------------------------------------------
The Borrower hereby authorizes and directs each Person whose preparation or delivery to the Bank of any opinion, report or other information is a condition or covenant under this Agreement (including under Articles 5, 6 and 7) to so prepare or deliver such opinion, report or other information for the benefit of the Bank. The Borrower agrees to confirm such authorizations and directions provided for in this Section 9.15 from time to time as may be requested by the Bank.

         Section 9.16. Borrower's Waivers. THE BORROWER ACKNOWLEDGES THAT IT HAS
                       ------------------
BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS AGREEMENT AND THAT IT MAKES THE FOLLOWING WAIVERS KNOWINGLY AND VOLUNTARILY:

         (a) THE BORROWER IRREVOCABLY WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REVOLVING NOTE, THE PLEDGE AGREEMENTS OR ANY OF THE BORROWER'S DOCUMENTS RELATED THERETO AND THE ENFORCEMENT OF ANY OF THE BANK'S RIGHTS AND REMEDIES.

         (b) THE BORROWER EXPRESSLY ACKNOWLEDGES THAT THIS AGREEMENT IS DELIVERED AS PART OF A COMMERCIAL TRANSACTION AS SUCH TERM IS USED AND DEFINED IN CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES AND VOLUNTARILY AND KNOWINGLY WAIVES ANY AND ALL RIGHTS WHICH ARE OR MAY BE CONFERRED UPON IT UNDER CHAPTER 903a OF SAID STATUTES (OR ANY OTHER STATUTE AFFECTING PREJUDGMENT REMEDIES) TO ANY NOTICE OR HEARING OR PRIOR COURT ORDER OR THE POSTING OF ANY BOND PRIOR TO ANY PREJUDGMENT REMEDY WHICH THE BANK MAY USE. THE BORROWER ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THE REVOLVING LOANS.


         Section 9.17. State of Making and Substantial Performance. The parties
                       -------------------------------------------
hereto agree that this Agreement is being made and is to be substantially performed in the State of Connecticut.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                            THE CENTRIS GROUP, INC.



                            By:___________________
                             Print Name:
                             Print Title:

                            Address for Notices:

                            650 Town Center Drive
                            Suite 1600
                            Costa Mesa, CA  92626
                            Attn: Charles M. Caporale, Senior Vice President, Chief Financial Officer and Treasurer and
                                    Jose A. Velasco
                                    Senior Vice President, General Counsel
                                    and Secretary
                            Telecopier No.:  (714) 434-0750

                            With a copy to:

                            Rodney W. Loeb, Esq.
                            R.W. Loeb, Professional Law Corporation
                            865 South Figueroa Street
                            Suite 2500
                            Los Angeles, CA 90017-2567
                            Telecopier No.: (213) 892-1066

                              FLEET NATIONAL BANK

                              By:_________________________
                               Name:
                               Title:

                              Address for Notices:

                              Financial Institutions Group
                              777 Main Street, MSN 250
                              Hartford, CT 06115
                              Attn:   David A. Albanesi
                              Telecopier No.: (860) 986-1264

                              With a copy to:

                              Richard C. MacKenzie, Esq.
                              Day, Berry & Howard LLP
                              CityPlace I
                              Hartford, CT 06103-3499
                              Telecopier No.: (860) 275-0343

                                                                    SCHEDULE 1.1


                         COMMITMENTS AND LENDING OFFICES
                         -------------------------------

                                                Percentage
   Name and Address                             of               Type of
        of Bank               Commitment        Commitments       Loans
   ----------------           ----------        -----------      -------

Fleet National Bank,          Revolving Loans      100%        Base Rate
777 Main Street               $75,000,000                      Eurodollar Rate
Hartford, Connecticut 06115                                    CD Rate

                                                                    SCHEDULE 5.4

                                  LITIGATION
                                  ----------


There are no actions, suits, proceedings or investigations which are required to be reported or disclosed pursuant to Section 5.4 of Exhibit A to the Fifth Amendment to the Credit Agreement.

                                                                    SCHEDULE 5.6

                                     LIENS
                                     -----

There are no liens required to be reported pursuant to Section 5.6 of Exhibit A to the Fifth Amendment to the Credit Agreement.

                                          State of          Number of                       Percent
           Name                         Incorporation     Shares Owned       Owner           Owned
           ----                         -------------     ------------       -----           -----
USF RE INSURANCE COMPANY                Massachusetts      50,000          Borrower          100%

US Holding, Inc.                          Delaware          1,000           USF RE           100%

USF Insurance Company                    Pennsylvania     150,000         US Holdings        100%

USFBenefits Insurance Service, Inc.       California        1,000           Borrower         100%

US Health Management Corporation          California        1,000           Borrower         100%

US MedCare Review, Inc.                    Illinois         1,000         Interra, Inc.      100%

Interra, Inc.                              Indiana          1,000         Interra, Inc.      100%

Interra Reinsurance Group, Inc.            Indiana          3,000         Interra, Inc.      100%

Centris Risk Management, Inc.              Indiana          1,000         Interra, Inc.      100%

*Seaboard Life Insurance Company (USA)     Indiana            250           Borrower         100%

*VASA North America, Inc. ("VNA")          Indiana         11,258           Borrower         100%

*VASA North Atlantic Insurance Company     Indiana          1,000           VASA Ins.         94%
                                                                             Group

                                                               64           VASA Ins.          6%
                                                                            Brougher

*VASA Insurance Group, Inc.               Indiana       3,353,295             VNA            100%


*VASA Brougher, Inc.                      Indiana           1,000           VSA Ins.         100%
                                                                             Group

*Select Benefits, Inc.                    Indiana             510           VASA Ins.        100%
                                                                             Group


                                                                   SCHEDULE 5.10

                              CREDIT ARRANGEMENTS
                              -------------------

In the normal course of USF RE INSURANCE COMPANY's ("USF RE") reinsurance business, companies that cede insurance to USF RE sometimes ask USF RE to secure its potential liabilities with either letters of credit or "funds held" or a "trust" into which USF RE deposits some of its portfolio securities in trust for the ceding companies. In some cases, especially in jurisdictions where USF RE is not an admitted carrier, such an arrangement is necessary so that the ceding company can take credit for its ceded reinsurance liabilities on its annual statement. Such liabilities to ceding companies, which are not considered to be contingent liabilities, are stated in USF RE's regular financial statements, and are included in the consolidated financing statements of the Borrower.

The aggregate amount of USF RE's assets which are held under these types of arrangements as of September 30, 1998 is $29,461,000.

Other than as described hereinabove, there are no other credit arrangements required to be reported pursuant to Section 5.10 of Exhibit A to the Fifth Amendment to the Credit Agreement.

                                                                   SCHEDULE 5.15

                            CONSENTS AND APPROVALS
                            ----------------------


Apart from the approval obtained from the Division of Insurance of the Commonwealth of Massachusetts and the Department of Insurance of the State of Indiana, no other consents or approvals are required in connection with the execution, delivery and performance by Borrower with respect to the Credit Agreement, the Revolving Note, the Pledge Agreements or the Acknowledgment and Ratification of the Pledge Agreement.

                                                                   SCHEDULE 5.16


                                 PARTNERSHIPS
                                 ------------


As part of its investment portfolio, during the fourth quarter of 1989 USF RE INSURANCE COMPANY acquired 2.448 limited partnership units of Financial Securities Fund, L.P. The partnership has sold all of its assets and is currently in liquidation, which is scheduled to be completed by year-end 1998. The collection of certain contingent assets held by the partnership may subsequently produce a payment of an immaterial amount to USF RE INSURANCE COMPANY.

                                                                    SCHEDULE 7.2

                                  GUARANTIES
                                  ----------

There are no assumptions, guarantees, endorsements, other contingent responsibilities or liabilities for obligations of any person which are required to be reported or disclosed pursuant to Section 7.2 of Exhibit A to the Fifth Amendment to the Credit Agreement.

                                   EXHIBIT A

                                REVOLVING NOTE


$75,000,000                                                Hartford, Connecticut
                                                               ___________, 1998


         THE CENTRIS GROUP, INC., formerly known as US Facilities Corporation (the "Borrower"), for value received, hereby unconditionally promises to pay to the order of FLEET NATIONAL BANK, a national banking association, formerly known as Shawmut Bank Connecticut, N.A. and Fleet National Bank of Connecticut (the "Bank") at its office located at 777 Main Street, Hartford, Connecticut 06115, for the account of the appropriate Lending Office of the Bank, the principal sum of SEVENTY-FIVE MILLION AND NO/100 Dollars ($75,000,000) or, if less, the unpaid principal amount loaned by the Bank to the Borrower pursuant to the Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in said Agreement. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest, on the date(s) and in the manner provided in said Agreement; and to pay interest on any overdue principal and interest at the Default Rate.

         The date, type, amount and maturity date of each Revolving Loan made by the Bank to the Borrower under the Agreement referred to below, and each payment of principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Revolving Note (or, at the discretion of the Bank, at any other time), endorsed by the Bank on the schedule attached hereto or any continuation thereof or otherwise recorded and maintained in its internal records.

         This is the Revolving Note referred to in that certain Credit Agreement (as amended from time to time, the "Agreement") dated as of December 20, 1994 and amended and restated by the Fifth Amendment to the Credit Agreement dated as of December 28, 1998 between the Borrower and the Bank and evidences the Revolving Loans made by the Bank thereunder and is secured by the Pledge Agreements as set forth in the Agreement and is entitled to the benefits thereof. All terms not defined herein shall have the meanings given to them in the Agreement.

         The Agreement provides for the acceleration of the maturity of this Revolving Note upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

         The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Note.

         No waiver of any right or remedy under this Revolving Note shall in any event be effective unless the same shall be in writing and signed by the Bank and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         In accordance with the provisions of the Agreement, the Borrower shall reimburse the Bank on demand for all reasonable costs, expenses and charges (including without limitation, reasonable fees and charges of external legal counsel for the Bank and costs allocated by the Bank's internal legal department) incurred by the Bank in connection with the preparation, performance or enforcement of this Revolving Note.

         This Revolving Note shall be binding on the Borrower and its permitted successors and assigns and shall inure to the benefit of the Bank and its permitted successors and assigns, provided that the Borrower may not delegate
                                  --------
any obligations hereunder without the prior written consent of the Bank.

         This Revolving Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut.

THE BORROWER EXPRESSLY ACKNOWLEDGES THAT THE REVOLVING LOANS EVIDENCED HEREBY ARE PART OF A COMMERCIAL TRANSACTION AS SUCH TERM IS USED AND DEFINED IN CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES AND HEREBY VOLUNTARILY AND KNOWINGLY WAIVES ANY AND ALL RIGHTS WHICH ARE OR MAY BE CONFERRED UPON IT UNDER CHAPTER 903a OF SAID STATUTES (OR ANY OTHER STATUTE AFFECTING PREJUDGMENT REMEDIES) TO ANY NOTICE OR HEARING OR PRIOR COURT ORDER OR THE POSTING OF ANY BOND PRIOR TO ANY PREJUDGMENT REMEDY WHICH THE BANK MAY USE. THE BORROWER ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THE REVOLVING LOANS.

         IN WITNESS WHEREOF, the undersigned has caused this Revolving Note to be duly executed as of the day and year first above written.

                                        THE CENTRIS GROUP, INC.


                                        By:_______________________________
                                           Print Name:
                                           Print Title:

                                                                  Schedule to
                                                                  -----------
                                                                  Revolving Note
                                                                  --------------

                         REVOLVING LOANS AND PAYMENTS
                         ----------------------------

            Amount and                   Payments      Unpaid
             Type of      Maturity      Principal/    Principal    Notation
Date          Loan          Date         Interest      Balance        By
----       ----------     --------      ----------    ---------    --------

______      _________     ________      __________     _________   ________

______      _________     ________      __________     _________   ________

______      _________     ________      __________     _________   ________

______      _________     ________      __________     _________   ________

______      _________     ________      __________     _________   ________

______      _________     ________      __________     _________   ________

______      _________     ________      __________     _________   ________

______      _________     ________      __________     _________   ________

______      _________     ________      __________     _________   ________

______      _________     ________      __________     _________   ________

______      _________     ________      __________     _________   ________

______      _________     ________      __________     _________   ________

______      _________     ________      __________     _________   ________

______      _________     ________      __________     _________   ________

______      _________     ________      __________     _________   ________

______      _________     ________      __________     _________   ________

                                   EXHIBIT B

                              Notice of Borrowing
                              -------------------

                                                  _________, 19__



Fleet National Bank
777 Main Street
Hartford, Connecticut  06115

Attention: Financial Institutions Group

         Re: Credit Agreement dated as of December 20, 1994 (as amended, the "Agreement") between The Centris Group, Inc., formerly known as US Facilities Corporation (the "Borrower"), and Fleet National Bank, formerly known as Shawmut Bank Connecticut, N.A. and Fleet National Bank of Connecticut

Ladies and Gentlemen:

         Pursuant to Section 2.3 of the Agreement, the undersigned Borrower hereby gives you irrevocable notice that the Borrower requests a Revolving Loan under the Agreement, and in that connection Borrower sets forth below the information relating to such Revolving Loan:

         Borrowing Date:                ___________

         Aggregate Principal
         Amount:                        ___________

         Type of Loan (Base
         Rate, Eurodollar,
         or CD Rate):                   ___________

         Interest Period:               ___________


         As required by Section 4.2 of the Agreement, the undersigned officer on behalf of the Borrower hereby certifies that:

         (a) the representations and warranties contained in Article 5 of the Agreement are true and correct in all material respects on and as of the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

         (b) the Borrower has performed and complied with and is in compliance with all of the terms, covenants and conditions of the Agreement;

         (c) there does not exist any Default or Event of Default under the Agreement; and

         (d) each of the other conditions precedent set forth in Section 4.2 have been satisfied and complied with.

All capitalized terms used in this notice not otherwise defined herein shall have the same meaning as assigned to them in the Agreement.


                                         THE CENTRIS GROUP, INC.



                                         By:__________________________
                                            Print Name:
                                            Print Title:

                                   EXHIBIT C


                             OFFICER'S CERTIFICATE

                            THE CENTRIS GROUP, INC.


                                ______ __, 199_

         Pursuant to Section 6.9(a) of the Credit Agreement dated as of December 20, 1994 (as amended, the "Credit Agreement") between The Centris Group, Inc., formerly known as US Facilities Corporation (the "Borrower"), and Fleet National Bank, formerly known as Shawmut Bank Connecticut, N.A. and Fleet National Bank of Connecticut (the "Bank"),

I, _______________, DO HEREBY CERTIFY on behalf of the Borrower that:

         1. I am the duly elected, qualified and acting Chief Financial Officer of the Borrower; and

         2. Attached hereto as Attachment 1 is a true and correct copy of the consolidated and consolidating SAP and GAAP financial statements of the Borrower and its Subsidiaries as of the close of the fiscal [YEAR/QUARTER] ending __________, 199_; and

         3. I have reviewed the Credit Agreement and the condition and transactions of the Borrower and its Subsidiaries for the fiscal [YEAR/QUARTER] ending _____, 199_, and to the best of my knowledge the Borrower has observed and performed all of its covenants and other agreements, and satisfied every condition contained in the Credit Agreement and the Revolving Note, and I have not obtained knowledge of any condition or event which constitutes a Default or an Event of Default, except as set forth on Attachment 2 attached hereto; and

         4. Attached hereto as Attachment 3 is true and correct information (with detailed calculations) establishing that the Borrower was in compliance with the covenants set forth in the Credit Agreement during the fiscal [YEAR/QUARTER] ending __________ ___, 199_.

Except as otherwise defined herein, terms used herein shall have the meanings set forth in the Credit Agreement, pursuant to which this certificate is delivered.

         IN WITNESS WHEREOF, I have signed this certificate as of the date hereof on behalf of _______________.


                                        By:________________________________
                                           Print Name:
                                           Title: Chief Financial Officer

                                                                    ATTACHMENT 1
                                                                         to
                                                           Officer's Certificate


                             Financial Statements
                             --------------------
                             for the period ending
                            _____________ __, 199_

                                                                    ATTACHMENT 2
                                                                         to
                                                           Officer's Certificate


                        Defaults and Events of Default
                        ------------------------------





Note: If a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action proposed to be taken by the Borrower with respect thereto as required.

                                                                 ATTACHMENT 3 to
                                                           Officer's Certificate
                                                                     Page 1 of 6


                         Computations and Information
                            Showing Compliance with
                   Sections 7.9 to 7.16, 7.18, 7.19 and 7.21
                                    of the
                               Credit Agreement

Except as otherwise defined herein, terms used herein shall have the meanings set forth in the Credit Agreement.

SECTION 7.9.      CAPITAL EXPENDITURES
                  --------------------

1.  Aggregate Capital Expenditures actually made, or committed to be made, during the fiscal year beginning [FILL IN DATE OF
START OF FISCAL YEAR]                                         = ----------------

2.  Line 1 does not exceed $2,500,000.


SECTION 7.10(A).  MINIMUM STATUTORY SURPLUS
                  -------------------------

1.  Statutory Surplus of USF RE as of the fiscal quarter
ending ____ __, 199__ (prior to the USF RE Sale)              = ----------------

2. Positive Statutory Net Income for each fiscal quarter following the fiscal quarter ended December 31, 1995 was:

    [INCLUDE DATA FOR EACH QUARTER, AS APPLICABLE]

2a. The sum of positive Statutory Net Income for each of
the quarters set forth in Line 2 above                        = ----------------

2b. 75% of line 2a                                            = ----------------

3. Contributions to surplus made by Borrower to USF RE during each fiscal quarter following the fiscal quarter ended December 31, 1995 were:

    [INCLUDE DATA FOR EACH QUARTER, AS APPLICABLE]

3a. The sum of the contributions for each of the quarters
set forth in line 3 above                                     = ----------------

4.  The sum of $80,000,000 and line 2b and line 3a            = ----------------

5.  Line 1 is not less than line 4.

                                                                 ATTACHMENT 3 to
                                                           Officer's Certificate
                                                                     Page 2 of 6

SECTION 7.10(B).

1.   Combined Statutory Surplus of VASA North Atlantic and Seaboard
as of the fiscal quarter ending ____ __, 199__                                     =
                                                                                     ----------------

2. Positive Statutory Net Income for each fiscal quarter following the fiscal quarter ended June 30, 1999 was:

     [INCLUDE DATA FOR EACH QUARTER, AS APPLICABLE]

2a.  The sum of positive Statutory Net Income for each of the quarters set forth
in Line 2 above                                                                    =
                                                                                     ----------------

2b.  75% of line 2a                                                                =
                                                                                     ----------------

3. Contributions to surplus made by Borrower to VASA North Atlantic and Seaboard during each fiscal quarter following the fiscal quarter ended June 30, 1999 were:

     [INCLUDE DATA FOR EACH QUARTER, AS APPLICABLE]

3a.  The sum of the contributions for each of the quarters set forth in line 3
above                                                                              =
                                                                                     ----------------

4.   The sum of $42,500,000 and line 2b and line 3a                                =
                                                                                     ----------------

5.   Line 1 is not less than line 4.

                                                                 ATTACHMENT 3 to
                                                           Officer's Certificate
                                                                     Page 3 of 6


SECTION 7.11.  MINIMUM CONSOLIDATED GAAP NET WORTH
               -----------------------------------

1.       Consolidated GAAP Net Worth as of the fiscal quarter ending
______________, 199__.                                                                  =
                                                                                          ----------------

2.       Consolidated positive net income (as determined in accordance with GAAP) for each fiscal quarter following the fiscal quarter ended June 30, 1998 was:

         [INCLUDE DATA FOR EACH QUARTER, AS APPLICABLE]

2a.      The sum of the positive net income for each of the quarters
set forth in Line 2 above                                                               =
                                                                                          ----------------

2b.      50% of line 2a                                                                 =
                                                                                          ----------------

3.       Paid-in capital resulting from any issuance by the Borrower of its
capital stock                                                                           =
                                                                                          ----------------

4.       The sum of $100,000,000 and line 2b and line 3                                 =
                                                                                          ----------------

5.       Line 1 is not less than line 4.

SECTION 7.12.  MAXIMUM PREMIUMS TO SURPLUS
               ---------------------------

1.       Aggregate Net Premiums Written by all Insurance Subsidiaries of the Borrower
for the immediately preceding four fiscal quarters (ending on [FILL IN ENDING
DATE FOR FISCAL QUARTER])                                                               =
                                                                                          ----------------

2.       Combined Statutory Surplus of all Insurance Subsidiaries of the Borrower at
the end of the fiscal quarter ending on [FILL IN ENDING DATE FOR FISCAL QUARTER]        =
                                                                                          ----------------

3.       The ratio of line 1 to line 2                                                  =
                                                                                          ----------------

4. The ratio in line 3 is not greater than 3.0 to 1 at the end of the first fiscal quarter of each year and 2.0 to 1 at the end of the second, third and fourth fiscal quarters of each fiscal year.

SECTION 7.13.     [Reserved.]

                                                                 ATTACHMENT 3 to
                                                           Officer's Certificate
                                                                     Page 4 of 6



SECTION 7.14.     MINIMUM INTEREST COVERAGE.
                  -------------------------

For each Insurance Subsidiary:


1.   Available Dividends minus dividends paid by such Insurance Subsidiary to the
Borrower for the immediately preceding four fiscal quarters ending on [FILL IN
ENDING DATE FOR FISCAL QUARTER]                                                         =
                                                                                          ----------------

2.   Consolidating GAAP EBIT of the Borrower and Subsidiaries (except Insurance
Subsidiaries) for the immediately preceding four
fiscal quarters (ending on [FILL IN ENDING DATE FOR FISCAL QUARTER]).                   =
                                                                                          ----------------

3.   The sum of line 1 and line 2                                                       =
                                                                                          ----------------

4.   Interest Expense for the immediately following four fiscal quarters
(beginning on [FILL IN BEGINNING DATE FOR FOLLOWING FOUR FISCAL QUARTERS])              =
                                                                                          ----------------

5.   The ratio of line 3 to line 4                                                      =
                                                                                          ----------------

6.   The ratio in line 5 is not less than 2.0 to 1.0 for the fiscal year ending
December 31, 1995 (3.0 to 1.0 for each fiscal year thereafter).



SECTION 7.15.     MINIMUM FIXED CHARGE COVERAGE.
                  -----------------------------
For each Insurance Subsidiary:

1.   Available Dividends minus dividends paid by such Insurance Subsidiary to the
Borrower for the immediately preceding four fiscal quarters ending on [FILL IN
ENDING DATE FOR FISCAL QUARTER]                                                         =
                                                                                          ----------------

2.   Consolidating GAAP EBIT of the Borrower and Subsidiaries (except Insurance
Subsidiaries) for the immediately preceding four
fiscal quarters (ending on [FILL IN ENDING DATE FOR FISCAL QUARTER])                    =
                                                                                          ----------------

3.   The sum of line 1 and line 2                                                       =
                                                                                          ----------------

4.   Fixed Charges for the immediately succeeding four fiscal quarters (beginning
on [FILL IN ENDING DATE FOR FISCAL QUARTER])                                            =
                                                                                          ----------------

5.   The ratio of line 3 to line 4                                                      =
                                                                                          ----------------

6.   The ratio in line 5 is not less than 1.5 to 1.0 for the fiscal year ending
December 31, 1995 (1.7 to 1.0 for each fiscal year thereafter).

                                                                 ATTACHMENT 3 to
                                                           Officer's Certificate
                                                                     Page 5 of 6




SECTION 7.16.  MINIMUM DEBT SERVICE COVERAGE.
               -----------------------------

For each Insurance Subsidiary:

1.   Available Dividends of such Insurance Subsidiary as of the end of the
fiscal quarter ending on [FILL IN ENDING DATE FOR FISCAL QUARTER]                       =
                                                                                          ----------------

2.   Total taxes paid by such Insurance Subsidiary to the Borrower pursuant to any intercorporate tax-sharing agreement for the immediately preceding four fiscal
quarters (ending on [FILL IN ENDING DATE FOR FISCAL QUARTER])                           =
                                                                                          ----------------

3.   Consolidating income before taxes of the Borrower and Subsidiaries
(except Insurance Subsidiaries) for the immediately preceding four fiscal
quarters (ending on [FILL IN ENDING DATE FOR FISCAL QUARTER])                           =
                                                                                          ----------------

4.   Total taxes (based on GAAP) paid by the Borrower on a consolidated basis for the immediately preceding four fiscal quarters (ending on [FILL IN ENDING DATE
FOR FISCAL QUARTER])                                                                    =
                                                                                          ----------------

5.   Distributions by Borrower for the immediately preceding four fiscal quarters
(ending on [FILL IN ENDING DATE FOR FISCAL QUARTER]).                                   =
                                                                                          ----------------

6.   The sum of line 1, line 2 and line 3 minus line 4 and line 5                       =
                                                                                          ----------------

7.   Total Interest Expense of the Borrower and its Subsidiaries on a consolidated basis for the immediately succeeding four fiscal quarters (beginning on [FILL IN
THE BEGINNING DATE OF THE NEXT SUCCEEDING QUARTER])                                     =
                                                                                          ----------------

8.   Total mandatory reductions of Commitment for the succeeding four fiscal quarters (beginning on [FILL IN THE BEGINNING DATE OF THE NEXT SUCCEEDING
QUARTER]).                                                                              =
                                                                                          ----------------

9.   The sum of line 7 and line 8                                                       =
                                                                                          ----------------

10.  The ratio of line 6 to line 9                                                      =
                                                                                          ----------------

11.  The ratio in line 10 is not less than 1.5 to 1.0.

SECTION 7.18.  RISK-BASED CAPITAL RATIO.
               ------------------------

1.   The combined Risk-Based Capital Ratio of the Insurance
Subsidiaries of the Borrower as of the end of the fiscal quarter
ending on [FILL IN ENDING DATE FOR FISCAL QUARTER]                                      =
                                                                                          ----------------

2.   The ratio in line 1 is not less than 200%

                                                                 ATTACHMENT 3 to
                                                           Officer's Certificate
                                                                     Page 6 of 6


SECTION 7.19.  MINIMUM CREDIT RATINGS.
               ----------------------


1.   The A.M. Best Rating of USF RE (until the USF RE Sale)   =
                                                                ----------------

2.   The A.M. Best Rating of VASA North Atlantic              =
                                                                ----------------

3.   The A.M. Best Rating of Seaboard.                        =
                                                                ----------------

4.   The ratings in lines 1, 2 and 3 are not less than "A-".


SECTION 7.21.  DEBT TO CAPITAL RATIO.
               ---------------------

1.   From the period of December 28, 1998 to June 30, 1999,

     a.   For the fiscal quarter ended [______], consolidated
          Debt of the Borrower and its Subsidiaries           =
                                                                ----------------

     b.   For the fiscal quarter ended [______], consolidated
          GAAP Net Worth                                      =
                                                                ----------------

     c.   Sum of lines a and b.                               =
                                                                ----------------

     d.   45% of line c                                       =
                                                                ----------------

     e.   Line a does not exceed line d.


2.   After June 30, 1999,

     a.   For the fiscal quarter ended [______], consolidated
          Debt of the Borrower and its Subsidiaries           =
                                                                ----------------

     b.   For the fiscal quarter ended [______], consolidated
          GAAP Net Worth                                      =
                                                                ----------------

     c.   Sum of lines a and b.                               =
                                                                ----------------

     d.   35% of line c.                                      =
                                                                ----------------

     e.   Line a does not exceed line d.

                                   EXHIBIT D

          (Description of Opinion of California Counsel to Borrower)


     The opinion of R.W. Loeb, Professional Law Corporation, counsel to the Borrower, which is called for by Section 4.1(i) of the Agreement, shall be dated the Closing Date and addressed to the Bank, and shall be in form and substance satisfactory to the Bank, and shall be to the effect that:

     1. The Borrower, and each of its Subsidiaries (excluding USF RE INSURANCE COMPANY), is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority (a) to own its assets and to transact the business in which it is now engaged and (b) with respect to the Borrower (i) to enter into and perform the Credit Agreement and the Pledge Agreement, (ii) to issue and deliver the Revolving Note, (iii) to execute and deliver the documents and certificates delivered in connection with the Credit Agreement, the Revolving Note and the Pledge Agreement and (iv) to carry out the transactions contemplated by the Credit Agreement, the Revolving Note and the Pledge Agreement.

     2. The Borrower and each of its Subsidiaries are each duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required, except where the failure to be so qualified would not have a material adverse effect on the financial condition, operations, Properties, business or prospects of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under the Credit Agreement, the Pledge Agreement or the Revolving Note. The Borrower is the record and beneficial owner of all of the issued and outstanding shares of capital stock of USF RE INSURANCE COMPANY, USBENEFITS Insurance Services, Inc. and the other Subsidiaries, free and clear of any Lien, and all such shares have been duly issued and are fully paid and non-assessable. The certificates and/or other instruments or writings pledged to you and being delivered to you pursuant to the Pledge Agreement represent all of the issued and outstanding shares of capital stock of USF RE INSURANCE COMPANY.

     3. The Credit Agreement, the Pledge Agreement and the Revolving Note have been duly executed and delivered by duly authorized officers of the Borrower and constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

     4. The execution, delivery and performance by the Borrower of the Credit Agreement, the Pledge Agreement and the Revolving Note have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of the shareholders of the Borrower; (b) violate any provisions of the articles of incorporation or by-laws of the Borrower; (c) violate any provision of any law, rule or regulation (including without limitation, Regulation U and X of the Board of Governors of the Federal Reserve System) or, to our knowledge, after due inquiry, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to and binding upon the Borrower or any of its Subsidiaries; (d) result in a breach of or constitute a default or require any consent under any loan or credit agreement or any other agreement, mortgage, indenture, lease or instrument known to us, after due inquiry, to which the Borrower or any Subsidiary is a party or by which the Properties of the Borrower or any of its Subsidiaries may be bound or affected; or (e) result in, or require, the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by the Borrower or any of its Subsidiaries, except as created by the Pledge Agreement.

     5. To the best of our knowledge, based on our inquiry of the President of the Borrower and our knowledge of those matters as to which this firm has been engaged by the Borrower for legal consultation or representation, except as described in Schedule 5.4 to the Credit Agreement, there are no actions, suits or proceedings or investigations (other than routine examinations performed by insurance regulatory authorities) pending or threatened against or affecting the Borrower or any of its Subsidiaries, or any Property of any of them before any court, governmental agency or arbitrator, which if determined adversely to the Borrower or any of its Subsidiaries would in any one case or in the aggregate, materially adversely affect the financial condition, operations, Properties, business or prospects of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under the Credit Agreement, the Pledge Agreement or the Revolving Note.

     6. Neither the Borrower nor any of its Subsidiaries is subject to regulation under the Investment Company Act of 1940, as amended, or any statute or regulation limiting its ability to incur indebtedness for money borrowed as contemplated by the Credit Agreement.

     7. No authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, or exemption by, any governmental or public body or authority, or any subdivision thereof, or any other Person under any law, act, rule, regulation or otherwise, including without limitation the California Insurance Holding Company System Regulatory Act, as amended (the "Act") and the California Insurance Code (the "Code"), is required to authorize, or is required in connection with the execution, delivery and performance by the Borrower of, or the legality, validity, binding effect or enforceability of, the Credit Agreement, the Pledge Agreement or the Revolving Note, except the authorizations, consents, approvals, orders, licenses or permits described in
Schedule 5.15 of the Credit Agreement which have been obtained and are in full force and effect.

     8. The utilization by the Borrower of the proceeds of a Borrowing to contribute to the statutory surplus of USF RE INSURANCE COMPANY does not require the further approval, consent or authorization of, or any registration or filing, with the California Department of Insurance whether under the Act, the Code or otherwise.

     9. The Pledge Agreement creates for the benefit of the holder of the Revolving Note a valid security interest in the Pledged Collateral (as defined in the Pledge Agreement) by such Holder, such security interest will be duly perfected and no other action is necessary to effect or preserve such security interest (assuming the Pledged Shares are at all times in your possession) except that it may be advisable to file duly executed financing statements in the forms attached as Schedule A hereto in the jurisdiction in which the Borrower's chief executive office is located and thereafter to file continuation statements for such financing statements within six months prior to the expiration of five years following the date of original filing.

     The opinions expressed herein are limited to the laws of the State of California and the federal laws of the United States of America.

     The opinions expressed herein are solely for your benefit and may not be relied upon by any other person or entity without our consent.

                                   EXHIBIT E

    (Description of Opinion of Massachusetts Insurance Counsel to Borrower)


     The opinion of Palmer & Dodge, Massachusetts insurance counsel to the Borrower, which is called for by Section 4.1(k) of the Agreement, shall be dated the Closing Date and addressed to the Bank, and shall be in form and substance satisfactory to the Bank, and shall be to the effect that:

     1. The execution, delivery and performance by the Borrower of the Credit Agreement, the Pledge Agreement and the Revolving Note do not and will not violate any provision of any law, rule or regulation or, to our knowledge, after due inquiry, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to and binding upon the Borrower or any of its Subsidiaries.

     2. No authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, or exemption by, any governmental or public body or authority, or any subdivision thereof, or any other Person under any law, act, rule, regulation or otherwise, including without limitation the [MASSACHUSETTS INSURANCE CODE (THE "CODE")] or [ANY APPLICABLE MASSACHUSETTS HOLDING COMPANY ACT (THE "ACT")], is required to authorize, or is required in connection with the execution, delivery and performance by the Borrower of, or the legality, validity, binding effect or enforceability of, the Credit Agreement, the Pledge Agreement or the Revolving Note.

     3. The utilization by the Borrower of the proceeds of a Borrowing to contribute to the statutory surplus of USF RE INSURANCE COMPANY does not require the prior approval, consent or authorization of, or any registration or filing, with the Massachusetts Department of Insurance whether under the Code, the Act or otherwise.

     4. USF RE INSURANCE COMPANY is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to own its assets and to transact the business in which it is now engaged.

     The opinions expressed herein are limited to the laws of the Commonwealth of Massachusetts.

     The opinions expressed herein are solely for your benefit and may not be relied upon by any other person or entity without our consent.

                                   EXHIBIT F

                               PLEDGE AGREEMENT
                               ----------------

     This PLEDGE AGREEMENT, dated as of December 20, 1994, is between US FACILITIES CORPORATION, a Delaware corporation ("Pledgor"), and SHAWMUT BANK CONNECTICUT, N.A., a national banking association ("Pledgee").

                                   RECITALS:
                                   ---------

     1. Pledgor owns, on and as of the date on which this Pledge Agreement is executed and delivered, 100% of the issued and outstanding shares of the capital stock of USF RE INSURANCE COMPANY, a Massachusetts corporation, all of which shares (including any certificates and/or other tangible evidences thereof) are more specifically described in Attachment A hereto.
                               ------------

     2. Pursuant to the Credit Agreement dated as of December 20, 1994 between Pledgor and Pledgee (said Credit Agreement as currently in effect and as from time to time amended, modified or supplemented being herein called the "Financing Agreement"), Pledgee has agreed to make certain revolving loans to Pledgor subject to certain conditions.

     3. Pledgee is willing to extend such financing, but only on the condition, among others, that Pledgor shall first have executed and delivered to Pledgee this Pledge Agreement.

     NOW, THEREFORE, in consideration of such financing and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgor and Pledgee agree as follows:

     1.   Pledge and Delivery. (a) To secure the prompt and complete payment and
          -------------------
performance when due of the Obligations (as defined in Section 1(b) hereof), Pledgor hereby pledges, assigns, delivers and transfers to Pledgee, and grants Pledgee a continuing security interest in, all of the following property and rights and interests in property (all such property, rights and interests being hereinafter collectively called the "Pledged Collateral"):

          (i) all issued and outstanding shares of the capital stock of USF RE INSURANCE COMPANY described in Attachment A hereto, and any additional shares of
                               ------------
the capital stock of any class or series of USF RE INSURANCE COMPANY which Pledgor may at any time and from time to time hereafter purchase or otherwise acquire, together with the certificates and/or other instruments or writings representing them (such shares, certificates and other writings being hereinafter collectively called the "Pledged Shares");

          (ii) (A) all shares and other securities and all warrants, rights and options to acquire Pledged Shares (such shares, securities, warrants, rights and options together with the certificates and/or other instruments or writings representing them being hereinafter collectively called the "Additional Pledged Securities") and (B) all money and other property, at any time and from time to time received or receivable by or distributed or distributable to Pledgor from the issuer of any or all of the Pledged Shares in exchange or substitution for or otherwise in respect of any or all of the Pledged Shares or earlier-issued Additional Pledged Securities (whether in the ordinary course of such issuer's business or representing or resulting from cash or stock dividends, stock splits or reclassifications, the recapitalization, reorganization, merger, consolidation, disposition of assets, liquidation or dissolution of such issuer, the exercise by Pledgor of warrants, rights or options, or any other action or cause); and

                  (iii) all proceeds of any or all of the foregoing.

         (b) As used herein, the term "Obligations" shall mean all indebtedness, liabilities and obligations of any kind of Pledgor to Pledgee (whether directly as principal or maker or indirectly as guarantor, surety, endorser or otherwise), now or hereafter existing, due or to become due, howsoever incurred, arising or evidenced, whether of principal or interest or payment or performance under the Financing Agreement.

         (c) Prior to or simultaneously with the execution and delivery hereof by Pledgee, Pledgor shall have delivered to Pledgee, and Pledgee by written receipt to Pledgor shall acknowledge its prior receipt of, the certificate(s) and/or other instruments and documents evidencing all of the Pledged Shares, Additional Pledged Securities and all other items of the Pledged Collateral then owned by Pledgor. Pledgor agrees that it shall immediately deliver to Pledgee any and all of the Pledged Shares, Additional Pledged Securities and other Pledged Collateral (including any and all certificates and/or other instruments or documents representing each item thereof) which it acquires in any way at any time after such execution and delivery. Upon delivery to Pledgee, each item of the Pledged Collateral shall be accompanied by, as appropriate, (i) undated, duly executed stock powers endorsed by Pledgor either in blank or to Pledgee in a manner which Pledgee deems satisfactory, and/or (ii) such other instruments or documents as Pledgee shall reasonably request.


         2.    Pledgor's Representations, Warranties and Covenants. (a) Pledgor
               ---------------------------------------------------
represents and warrants that: (i) Pledgor has the right, power and authority to execute, deliver and perform this Pledge Agreement and to pledge, assign, deliver, transfer and grant a security interest in the Pledged Collateral; (ii) this Pledge Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies and any limitation that may restrict Pledgee from selling, voting or exercising control over USF RE INSURANCE COMPANY without obtaining approval of the Insurance Commissioner;
(iii) Pledgor has good title to all of the Pledged Shares and is the legal record and beneficial owner of each of the Pledged Shares (and will have good title to and be the legal record and beneficial owner of each other item of Pledged Collateral, including any Additional Pledged Securities), free and clear of all encumbrances except Pledgee's security interest hereunder; (iv) each of the Pledged Shares and Additional Pledged

Securities is, or will be when acquired by Pledgor and pledged hereunder, duly and validly issued and fully paid and non-assessable, and there are no restrictions on the transfer of any thereof other than such restrictions as appear on the certificates or other instruments or writings representing them, or as are referred to in clause (ii) above or otherwise may be imposed under applicable law; (v) no action other than the delivery of each item of the Pledged Collateral to, and its continued possession by, Pledgee or any of its agents or nominees is necessary to maintain a perfected, first-priority security interest in such item in favor of Pledgee; and (vi) no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Pledgor of this Agreement or for the validity or enforceability hereof except as are referred to in clause (ii) above.

         (b) Pledgor covenants and agrees that it will at its expense (i) defend both its own rights and interests and Pledgee's rights and security interest in and to the Pledged Collateral against the claims and demands of all other persons and (ii) execute and deliver to Pledgee such further conveyances, agreements, assignments, instruments and other writings, and take such further action, as Pledgee may request in order to obtain the full benefit of this Pledge Agreement, the Pledged Collateral, and the rights, powers and remedies granted to Pledgee hereunder. Pledgor further covenants and agrees that until all Obligations have been satisfied and this Pledge Agreement has been terminated, Pledgor will not without Pledgee's prior written consent sell, assign, transfer, exchange or otherwise temporarily or permanently dispose of any item of the Pledged Collateral, or offer or contract to do so, and will not without such consent create, incur, assume or permit to exist any security interest, pledge, claim or other charge or encumbrance on or with respect to any such item other than the security interest granted to Pledgee hereunder.

         3.    Names in which Pledged Shares and Additional Pledged Securities
               ---------------------------------------------------------------
May Be Registered. Subject to any required approval of the California Insurance
-----------------
Department or the Massachusetts Division of Insurance, at any time and from time to time during the term of this Pledge Agreement, whether or not a Pledgor Default (as defined in Section 9 hereof) is then continuing, Pledgee shall be entitled to hold any or all of the Pledged Shares and Additional Pledged Securities in its own name, the name(s) of one or more of its nominees or the name of Pledgor endorsed or assigned in blank or in favor of Pledgee. With respect to any of the Pledged Shares and/or Additional Pledged Securities which Pledgee wishes to hold in its own name or the name of any nominee in accordance with this Section 3, Pledgee (acting in its own name and capacity or as Pledgor's attorney-in-fact pursuant to the power of attorney granted to Pledgee in Section 5 hereof) may have such Pledged Shares and Additional Pledged Securities registered accordingly on the books of the issuer(s) thereof, and Pledgor shall cooperate fully with Pledgee in causing such issuer(s) to effect such transfer and registration.

         4.    Voting Rights; Dividends, Etc. (a) So long as no Pledgor Default
               -----------------------------
shall have occurred and be continuing:


               (i) Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Shares and Additional Pledged Securities for any purpose not inconsistent with (A) the provisions of this Pledge Agreement and the Financing Agreement and applicable insurance and other law and (B) the preservation of the value of and Pledgee's security interest in the Pledged Collateral;

           (ii) Pledgor shall be entitled to receive and retain all cash dividends, interest and other cash distributions payable in respect of the Pledged Collateral to the extent that such distributions are charged to, and as of the date of payment thereof do not exceed, the retained earnings of the issuer or other person making such distribution and do not exceed any limitations imposed by the California Insurance Holding Company System Regulatory Act, the California Insurance Code or the Massachusetts Insurance Code; and

           (iii) If any or all of the Pledged Shares and Additional Pledged Securities shall have been registered in the name(s) of Pledgee and/or any of its nominees, Pledgee shall execute and deliver to Pledgor, or cause to be so executed and delivered, all such proxies, limited powers of attorney, dividend orders and such other instruments and writings as Pledgor may reasonably request to enable it, subject to the provisions of Section 4(b) hereof, to exercise the rights and powers and to receive the distributions to which it is entitled under the provisions of paragraphs (i) and (ii) of this Section 4(a).

      (b) Upon the occurrence and during the continuance of a Pledgor Default, all rights of Pledgor to exercise the voting and consensual rights and powers described in paragraph (i) of Section 4(a) hereof and to receive the dividends, interest and other cash distributions described in paragraph (ii) of such Section shall cease, and all such rights shall thereupon become vested in Pledgee; provided, however, that Pledgor may thereafter continue to exercise any
         --------  -------
and all such voting and consensual rights and powers until such time as Pledgee shall notify Pledgor in writing that Pledgee intends to assume and exercise the same; and provided further that Pledgee shall not sell, vote or in any manner exercise control over USF RE Insurance Company without obtaining, to the extent required by law, including the provisions of Section 1215.2 of the California Insurance Code, the prior approval (including any hearing required by law) of the Massachusetts Division of Insurance and the California Department of Insurance.


      (c) Upon the occurrence and during the continuance of a Pledgor Default and subject to compliance with any applicable rules and regulations of the Massachusetts Division of Insurance and the California Department of Insurance, including the provisions of Section 1215.2 of the California Insurance Code, Pledgee may, in its own name and capacity or as Pledgor's attorney-in-fact, collect, receive, endorse and deposit all Additional Pledged Securities, money, cash proceeds, instruments and any and all other property which is or may at any time become payable in respect of any or all of the Pledged Collateral and which Pledgee is or may become entitled to receive under subsection (a) or (b) of this
Section 4. All such property so received by Pledgee may be retained by Pledgee as additional Pledged Collateral, and (i) all money and other cash proceeds so received may be applied by Pledgee to payment of the Obligations in such order as Pledgee may elect, whether or not a Pledgor Default shall then be continuing, and (ii) during the continuance of a Pledgor Default, all other property so received may be sold or otherwise disposed of by Pledgee as provided in Section 10 hereof and the proceeds thereof applied as also provided in such Section. Any and all money and other property received by Pledgor contrary to the provisions of this Section 4 shall be held by Pledgor in trust for Pledgee, shall be segregated by Pledgor from Pledgor's other funds and property and shall promptly be delivered to Pledgee in exactly the form received by Pledgor, except for any necessary endorsements.

         5.  Pledgee Appointed as Pledgor's Attorney-in-Fact. Pledgor hereby
             -----------------------------------------------
appoints Pledgee as Pledgor's attorney-in-fact with full power in Pledgor's place and stead, in Pledgor's name or its own name and at Pledgor's expense, to execute, endorse and deliver any and all agreements, assignments, pledges, instruments and any other writings, and to take any and all other actions, which Pledgee may deem necessary or desirable to carry out the terms and effect the purposes of this Pledge Agreement and to exercise fully its rights and remedies hereunder. Pledgee may delegate any or all of such power to any of its officers, directors, employees, agents, nominees, shareholders and other representatives (hereinafter collectively called "Representatives") and to have any such Representative(s) exercise any such delegated power as substitute(s) for Pledgee. Pledgor hereby ratifies all that Pledgee and all such Representatives shall lawfully do or cause to be done under this power of attorney, which power is coupled with an interest and shall be irrevocable until all Obligations have been satisfied and this Pledge Agreement has been terminated.

         6.  Pledgee's Rights to Perform for Pledgor. If Pledgor shall at any
             ---------------------------------------
time fail to perform or comply with any of its covenants and agreements hereunder, Pledgee may (but shall not be required or obligated to) take such action, in its own name and capacity or as Pledgor's attorney-in-fact, as Pledgee shall deem necessary or desirable to effect such performance or compliance.

         7.  Reasonable Care of Pledged Collateral. Pledgee shall be deemed to
             -------------------------------------
have used reasonable care in the custody and preservation of the Pledged Collateral in its possession to the extent it accords such Pledged Collateral treatment which is substantially equal to that which Pledgee accords its own property of like kind; provided, however, that Pledgee shall have no obligation,
                       --------  -------
regardless of whether it takes any such action with respect to its own property,
(i) to ascertain or take action with respect to calls, tenders, conversions, exchanges, maturities or other matters involving or affecting any item(s) of such Pledged Collateral (whether or not Pledgee has actual or constructive knowledge of any such matters), unless reasonably requested by Pledgor to do so, or (ii) to take action to preserve rights against prior or other parties.


         8.  Limitation of Pledgee's Liability; Reimbursement of Expenses and
             ----------------------------------------------------------------
Indemnification. (a) Pledgor agrees that Pledgee shall have no obligation to
---------------
take, or refrain from taking, any action with respect to the Pledged Collateral or Pledgor's rights and interests therein except with respect to (i) the preservation and return of the Pledged Collateral in its possession as and to the extent provided, respectively, in Sections 7 and 14 hereof and (ii) the execution and delivery to Pledgor of certain instruments and other writings as and when required under Section 4(a)(iii) hereof and other limitations imposed by law. Pledgor further agrees that neither Pledgee nor any of its Representatives shall have any liability to Pledgor, or to any person claiming rights against Pledgee by, through or under Pledgor, in any way arising out of or in connection with Pledgee's or any such

Representative's administration of this Pledge Agreement or its exercise of any of its rights, power and remedies hereunder except for (i) Pledgee's or any such Representative's failure to take as and when required any of the actions referenced in the first sentence of this Section 8(a) or to account to Pledgor for those amounts of money and other property -- and only for those amounts -- which it actually receives in connection with such administration or exercise and which it is required to pay over to Pledgor or apply to the Obligations under any other provision hereof, (ii) its failure to exercise reasonable care as and to the extent required in Section 7 hereof or (iii) its negligence or willful misconduct.

         (b) Pledgor shall pay or reimburse Pledgee on demand for all costs and expenses (including without limitation reasonable attorneys' fees and legal expenses) paid or incurred by Pledgee in connection with (i) the administration and any amendment of this Pledge Agreement, (ii) the custody or preservation of the Pledged Collateral and any authorized collection from, disposition of or other realization on any item(s) thereof, and (iii) the exercise and enforcement of any of Pledgee's rights, powers and remedies hereunder, including without limitation its right to perform Pledgor's covenants and agreements hereunder to the extent Pledgor fails to do so. Pledgor further agrees to indemnify, defend and hold harmless Pledgee, its Representatives, successors and assigns from and against any and all liabilities, claims, actions, losses, damages, taxes, penalties, fines, costs and expenses (including reasonable attorneys' fees and legal expenses) which in any way arise out of or in connection with any of the actions or matters with respect to which Pledgor has a payment or reimbursement obligation under this Section; provided, however, that Pledgor shall have no
                               --------  -------
obligation to indemnify Pledgee or any such Representative, successor or assign against any liabilities, claims, etc. resulting from such party's negligence or willful misconduct or its failure to exercise reasonable care as and to the extent required in Section 7 hereof. Until any reimbursement of costs or expenses or any indemnity payment required under this Section is received by Pledgee in cash or immediately available funds, the amount thereof shall bear interest at the rate specified in the Financing Agreement for delinquent payments, and such amount and such interest shall constitute part of the Obligations secured by the Pledged Collateral.

         9.  Pledgor Defaults. The following shall constitute a "Pledgor
             ----------------
Default": (i) Pledgor fails to make payment when due or demanded, as applicable, on or with respect to any indebtedness, obligation or liability which is then part of the Obligations, or fails to perform or comply with any of its covenants or agreements hereunder; (ii) any representation or warranty made by Pledgor herein or in any statement, report or certificate furnished to Pledgee by Pledgor hereunder proves to have been false or misleading in any material respect; or (iii) an "Event of Default" occurs under the Financing Agreement.


         10. Remedies. (a) If a Pledgor Default has occurred and is continuing,
             --------
Pledgee may at any time and from time to time exercise any and all rights and remedies available to it (i) hereunder and under the Financing Agreement and any other agreement or instrument then in effect between Pledgor and Pledgee and relating to the Obligations, including without limitation those rights and remedies set out in subsections (b) through (f) of this Section 10, and (ii) as a secured party under the Uniform Commercial Code as then in effect in the State of Connecticut (the "Code") and under any other applicable law or rule of law or equity. Should Pledgee elect to proceed by action at law or in equity to foreclose its security interest in and sell any or all of the Pledged Collateral, Pledgor waives (to the extent permitted by law) any rights it may then have in connection therewith to require Pledgee to post bonds, sureties or collateral security or to demand possession of any such Pledged Collateral pending judgment therein.

         (b) If a Pledgor default has occurred and is continuing, to the extent permitted by the Insurance Commissioner and by applicable federal and state securities laws, Pledgee may sell, assign, transfer, endorse and deliver all or, from time to time any part, of the Pledged Collateral at public or private sale, over the counter or at any broker's board or securities exchange, for cash, on credit or in exchange for other property, for immediate or future delivery, without advertisement or notice (except as provided in this subsection), and for such price and on such terms as Pledgee deems appropriate, provided only that
                                                           --------
all aspects of any such disposition are commercially reasonable within the requirements of Section 42a-9-504 of the Code, as defined and supplemented by the standards and agreements set forth herein. Pledgor agrees that to the extent notice of the time and place of any such public sale, or of the time after which Pledgee intends to make any such private sale or other disposition, is required under the Code, such notice shall be deemed commercially reasonable if transmitted by any of the means described in the Financing Agreement not less than 15 days prior thereto. Pledgee shall not be obligated to effect any sale of any or all of the Pledged Collateral, whether or not notice thereof has been given, and may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may be held without further notice at the time and place to which it was so adjourned.

         (c) At any such private or public sale, to the extent permitted by the Insurance Commissioner, Pledgee shall be entitled to bid for and/or purchase the Pledged Collateral then being sold and may pay the price thereof by credit against the Obligations then outstanding. Any purchaser of any item(s) of the Pledged Collateral (including Pledgee) shall take such item(s) free from any right or claim of Pledgor, and Pledgor hereby waives, to the extent permitted by the Code and other applicable law, all rights of redemption and/or to any stay, exemption or appraisal which Pledgor now has or may hereafter acquire.

         (d) Pledgor agrees and acknowledges that requiring the issuer(s) of the securities included in the Pledged Collateral to register such securities under applicable provisions of federal and state securities laws would not be practicable and therefore could not be deemed commercially reasonable. Pledgor further agrees and acknowledges that in order to comply with applicable federal and state securities laws without effecting such registration, Pledgee may be required: (i) to sell or otherwise dispose of any or all of the Pledged Collateral at one or more private rather than public sales and (ii) to limit the prospective purchasers at such sale(s) to persons who will represent and agree that they are purchasing the securities they intend to acquire for their own account for investment and not with a view to the distribution or sale thereof, and who will be compelled to accept stringent restrictions on their ability to dispose of such securities. Accordingly, Pledgor agrees that: (i) Pledgee shall not incur any liability to Pledgor by reason of the fact that the price obtained for any or all the Pledged Collateral at such private sale(s) to investors restricted as provided above may be less than the price which might be obtained therefor at a public sale or unrestricted private sale and (iii) any and all private sales shall be deemed commercially reasonable even if (A) the amount received is less than the then-outstanding amount of the Obligations and/or (B) even if Pledgee accepts the first offer received or does not offer all or any part of the Pledged Collateral to more than one prospective purchaser, unless the sale in question is conducted in bad faith or in a manner manifestly unreasonable for sales of that type.

         (e) In case of any sale by the Pledgee of any item(s) of the Pledged Collateral on credit or for future delivery, such item(s) may be retained by the Pledgee until the selling price is paid by the purchaser(s) thereof, but the Pledgee shall incur no liability in case of failure of the purchaser to take up and pay for such item(s). In case of any such failure, such item(s) may be sold again upon notice, to the extent required by law, as provided in subsection (b) of this Section 10.

         (f) The proceeds of the sale or other disposition of the Pledged Collateral shall be applied first, to that part of the Obligations consisting of Pledgee's reasonable expenses (including without limitation reasonable attorneys' fees and legal expenses) in preparing for disposition and disposing of the Pledged Collateral and, to the extent not previously reimbursed by Pledgor, in administering this Pledge Agreement and exercising and enforcing its rights, powers and remedies hereunder, and second, to the satisfaction of the then outstanding amount of Pledgor's indebtedness under the Financing Agreement and of all other Obligations then remaining unpaid. Pledgee shall account to Pledgor for any surplus and Pledgor shall be liable to Pledgee for any deficiency.

         11.  Amendments, Etc. No provision of this Pledge Agreement may be
              ---------------
amended, modified, supplemented or waived, and no consent to any departure therefrom by Pledgor may be given, except by a writing duly executed and delivered by the parties hereto, and any such amendment, modification, supplement or waiver shall be effective only as and to the extent provided therein.

         12.  Cumulative Remedies; No Waivers by Pledgee. All rights, powers and
              ------------------------------------------
remedies of Pledgee (i) under this Pledge Agreement and the Financing Agreement and under any other agreements, instruments and other writings now or hereafter existing between Pledgor and Pledgee and relating to the Obligations, and (ii) under the Code and other applicable law, are cumulative and except as otherwise provided by law or in such agreements may be exercised concurrently or in any order of succession. Pledgee's failure to exercise or delay in exercising any of such rights, powers and remedies shall not constitute or imply a waiver thereof, nor shall Pledgee's single or partial exercise of any such right, power or remedy preclude its other or further exercise thereof, or the exercise of any other right, power or remedy. Pledgee's cure of any Pledgor Default shall not constitute a waiver thereof, and its waiver of one Pledgor Default shall not constitute a waiver of any subsequent Pledgor Default.

         13.  Pledgor's Waivers. Pledgor agrees that until the Obligations are
              -----------------
paid in full, Pledgee's security interest in the Pledged Collateral shall be absolute and unconditional regardless of the existence or occurrence of, and expressly waives any defense or discharge which might otherwise arise from, any of the following:

           (i) any lack of validity or enforceability of this Pledge Agreement, the Financing Agreement or any other agreement or instrument relating hereto or thereto or otherwise relating to the Obligations;

           (ii) any change in the time, manner or place of payment of, or in any other terms of, any or all of the Obligations, or any other amendment or waiver of, or any consent to departure from, this Pledge Agreement or the Financing Agreement or any other agreement, instrument or other writing now or hereafter existing between Pledgor and Pledgee and relating to the Obligations;

           (iii) any exchange, release or non-perfection of any other collateral, or any release, amendment or waiver of, or consent to departure from any guaranty, for any or all of the Obligations;

           (iv) Pledgee's resort, during the continuation of a Pledgor Default, to any or all of the Pledged Collateral for payment of all or part of the Obligations prior to proceeding against any other collateral or any other party primarily or secondarily liable for payment thereof; or

           (v) to the extent permitted by law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Obligations or this Pledge Agreement.

      14.  Termination; Release of Pledged Collateral. This Agreement and the
           ------------------------------------------
security interest granted hereunder shall terminate on the date on which all Obligations have been fully satisfied. Pledgee shall thereupon reassign and redeliver (or cause to be reassigned and redelivered) to Pledgor or such person(s) as Pledgor shall designate, against due execution and delivery by Pledgor or such person(s) of a receipt therefor satisfactory to Pledgee in form and substance, such items of the Pledged Collateral (if any) as are then held by Pledgee or its Representatives, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse to or warranty by Pledgee or any such Representative and at the expense of Pledgor.

      15.  Notices. All notices, requests, directions, consents, waivers and
           -------
other communications hereunder shall be in writing and shall be transmitted by the means and to the addresses from time to time specified in the Financing Agreement.

      16.  Binding Agreement; Assignment. This Agreement shall be binding upon
           -----------------------------
and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Pledgor shall not assign or otherwise
             --------  -------
transfer any of its obligations, rights or interests hereunder without the prior written consent of Pledgee.

       17.  Governing Law; Severability. This Agreement shall be governed by
            ---------------------------
and construed in accordance with the laws of the State of Connecticut, except to the extent that the remedies hereunder in respect of the Pledged Collateral are governed by the laws of the State of California and the Commonwealth of Massachusetts. Wherever possible each provision of this Pledge Agreement shall be construed in such manner as to be valid and enforceable under applicable law, but if any provision hereof shall be deemed invalid or unenforceable to any extent in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remainder of such provision or any of the other provisions hereof, and any such invalidity or unenforceability in one jurisdiction shall not render such provision ineffective in any other jurisdiction.

       18.  Titles; Defined Terms; Counterparts. Section titles are for
            -----------------------------------
convenience only and shall not define, limit, amplify, supplement or otherwise modify or affect the substance or intent of this Pledge Agreement or any provision hereof. Initial capitalized terms not defined herein shall have the meanings ascribed to them in the Financing Agreement. This Pledge Agreement may be executed in two or more counterparts, each of which shall when executed by both parties be deemed to be an original but all of which together shall constitute one and the same agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Pledge Agreement to be duly executed by its respective authorized officer as of the date first above written.

                                            US FACILITIES CORPORATION


                                            By:_____________________
                                              Print Name:
                                              Print Title:

                                            SHAWMUT BANK CONNECTICUT, N.A.



                                            By:_____________________
                                              Print Name:
                                              Print Title:

                                                                    ATTACHMENT A


                          ISSUED AND OUTSTANDING SHARES
                                OF CAPITAL STOCK
                                ----------------

Name                                                          No. of Shares
----                                                          -------------

USF RE INSURANCE COMPANY                                          50,000

                                    EXHIBIT G

                      FORM OF SUBORDINATED DEBT PROVISIONS

         The holder hereof by acceptance of this instrument agrees that the indebtedness evidenced by this instrument, and any renewals or extensions hereof, shall at all times and in all respects be subordinate and junior in right of payment to (i) the indebtedness of the Borrower evidenced by the Revolving Note dated December 28, 1998 of the Borrower in the aggregate principal amount of $75,000,000 issued under and pursuant to the Borrower's Credit Agreement dated December 20, 1994, as amended, (ii) any other indebtedness for money borrowed of the Borrower not expressed in the agreement or other instrument which created such indebtedness to be subordinated or junior to any other indebtedness of the Borrower and (iii) any and all extensions or renewals of any such indebtedness in whole or in part. The indebtedness described in the preceding clauses (i), (ii), and (iii) is hereinafter sometimes referred to as "Superior Indebtedness". Without limiting the effect of the foregoing, the holder hereof agrees as follows:

         (1) in the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization, arrangement or other similar proceedings in connection therewith, relative to the Borrower or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding-up of the Borrower, whether or not involving insolvency or bankruptcy, then the holders of Superior Indebtedness shall be entitled to receive payment in full of all principal, premium and interest on all Superior Indebtedness before the holders of these Subordinated Notes are entitled to receive any payment on account of principal, premium or interest on these Subordinated Notes, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provisions reflecting the rights conferred in these Subordinated Notes upon the Superior Indebtedness and the holders thereof with respect to the subordinated indebtedness represented by these Subordinated Notes and the holders thereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of Superior Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of these Subordinated Notes, except securities which are subordinate and junior in right of payment to the payment of all Superior Indebtedness then outstanding;

         (2) in the event that any of these Subordinated Notes or portion thereof shall become due and payable before their expressed maturity for any reason other than the mere passage of time (under circumstances when the provisions of the foregoing paragraph (1) or the following paragraph (3) shall not be applicable), the holders of the Superior Indebtedness outstanding at the time such Subordinated Notes so become due and payable because of such reason shall be entitled to receive payment in full of all principal, premium and interest on all Superior Indebtedness before the holders of these Subordinated Notes are entitled to receive any payment on account of the principal, premium or interest on the Subordinated Notes; provided, that nothing herein shall prevent the holder of any Subordinated Note from seeking any remedy allowed at law or at equity so long as any judgment or decree obtained thereby makes provision for enforcing this clause;

         (3) in the event that any default shall occur and be continuing with respect to any Superior Indebtedness permitting the holders of such Superior Indebtedness to accelerate the maturity thereof, no payment or prepayment of any principal, premium or interest on account of and no repurchase, redemption or other retirement (whether at the option of the holder or otherwise) of these Subordinated Notes shall be made during the continuance of such default; and

         (4)      in the event that, notwithstanding the foregoing paragraphs
                  (1), (2) and (3), any payment or distribution of assets of the Borrower of any kind or character (whether in cash, property or securities) which is prohibited by any one or more of such paragraphs shall be received by the holders of these Subordinated Notes before all Superior Indebtedness is paid in full, or provision made for such payment in accordance with its terms, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Superior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Superior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Superior Indebtedness remaining unpaid to the extent necessary to pay such Superior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to the holders of such Superior Indebtedness.

         The Borrower agrees that if any default shall occur with respect to any Superior Indebtedness permitting the holders of such Superior Indebtedness to accelerate the maturity thereof, the Borrower will give prompt notice in writing of such happening to all known holders of Superior Indebtedness and shall certify to each such holder the names of the holders of the two largest principal amounts of the Subordinated Notes outstanding [or "the name of the Trustee" in the case of subordinated debt issued under a trust indenture] and the names of the holders of the two largest principal amounts of each other outstanding series of subordinated debt of the Borrower. The Borrower, forthwith upon receipt of any notice with respect to a claimed default on Superior Indebtedness received by it pursuant to this Section, shall send a copy thereof by registered mail or by telegram to each holder of a Subordinated Note at the time outstanding [or "to the Trustee" in the case of subordinated debt issued under a trust indenture].

         The Borrower agrees, for the benefit of the holders of Superior Indebtedness, that in the event that any of these Subordinated Notes or portion thereof shall become due and payable before their expressed maturity for any reason other than the mere passage of time (a) the Borrower will give prompt notice in writing of such happening to all known holders of Superior Indebtedness and (b) any and all Superior Indebtedness shall forthwith become immediately due and payable upon demand by the holder thereof, regardless of the expressed maturity thereof.

         No present or future holder of Superior Indebtedness shall be prejudiced in its right to enforce subordination of the Subordinated Notes by any act or failure to act on the part of the Borrower. The provisions of this Section are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand and the holders of the Subordinated Notes on the other hand, and nothing herein shall impair as between the Borrower and the holder of any Subordinated Note the obligation of the Borrower, which is unconditional and absolute, to pay to the holders thereof the principal, premium, if any, and interest thereon in accordance with its terms, nor shall anything herein prevent the holder of a Subordinated Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights, if any, under this Section of holders of Superior Indebtedness to receive cash, property or securities, otherwise payable or deliverable to holders of the Subordinated Notes.

                                  EXHIBIT H-1

        (Description of Opinion of California Counsel to the Borrower)


         The opinion of R.W. Loeb, Professional Law Corporation, counsel to the Borrower which is called for by Section 4.2(f) of the Credit Agreement, shall be dated the date of the initial Borrowing that would result in outstanding Revolving Loans exceeding fifty million dollars of the Bank's Commitment and addressed to the Bank, and shall be in form and substance satisfactory to the Bank, and shall be to the effect that:

         1. The Borrower, and each of its Subsidiaries, is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority (a) to own its assets and to transact the business in which it is now engaged, (b) with respect to the Borrower (i) to enter into and perform the Seaboard Pledge Agreement, (ii) to execute and deliver the documents and certificates delivered in connection with the Fifth Amendment and the Seaboard Pledge Agreement and
(iii) to carry out the transactions contemplated by the Fifth Amendment and the Seaboard Pledge Agreement and (c) with respect to VASA Brougher, VASA Insurance Group and VASA North America (i) to enter into and perform the VASA North Atlantic Pledge Agreement and the Guaranty Agreement, as applicable, (ii) to execute and deliver the documents and certificates delivered in connection with the Fifth Amendment, the VASA North Atlantic Pledge Agreement and the Guaranty Agreement, as applicable and (iii) to carry out the transactions contemplated by the Fifth Amendment, the VASA North Atlantic Pledge Agreement and the Guaranty Agreement, as applicable.

         2. The Borrower and each of its Subsidiaries are each duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required, except where the failure to be so qualified would not have a material adverse effect on the financial condition, operations, Properties, business or prospects of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower, VASA Brougher, VASA Insurance Group and VASA North America, as applicable, to perform its obligations under the Fifth Amendment, the Seaboard Pledge Agreement, the VASA North Atlantic Pledge Agreement and the Guaranty Agreement. The Borrower is the record and beneficial owner of all of the issued and outstanding shares of capital stock of VASA North America and Seaboard, free and clear of any Lien, and all such shares have been duly issued and are fully paid and non-assessable. Together, VASA Brougher and VASA Insurance Group are the record and beneficial owners of all of the issued and outstanding shares of capital stock of VASA North Atlantic, free and clear of any Lien, and all such shares have been duly issued and are fully paid and non-assessable. The certificates and/or other instruments or writings pledged to you and delivered to you pursuant to the Seaboard Pledge Agreement and the VASA North Atlantic Pledge Agreement represent all of the issued and outstanding shares of capital stock of Seaboard and VASA North Atlantic.

         3. Except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity (a) the Seaboard Pledge Agreement has been duly executed and delivered by duly authorized officers of the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its respective terms, (b) the VASA North Atlantic Pledge Agreement has been duly executed and delivered by duly authorized officers of VASA Brougher and VASA Insurance Group, and constitutes the legal, valid and binding obligations of VASA Brogher and VASA Insurance Group enforceable against such party in accordance with its respective terms and (c) the Guaranty Agreement has been duly executed and delivered by duly authorized officers of VASA Insurance Group, VASA Brougher and VASA North America, and constitutes the legal, valid and binding obligations of VASA Insurance Group and VASA North America enforceable against such party in accordance with its respective terms.

         4. The execution, delivery and performance by the Borrower of the Seaboard Pledge Agreement, by VASA Brougher and VASA Insurance Group of the VASA North Atlantic Pledge Agreement and the Guaranty Agreement and by VASA North America of the Guaranty Agreement, has each been duly authorized by all necessary corporate action and does not and will not: (a) require any consent or approval of the shareholders of such party; (b) violate any provisions of the articles of incorporation or by-laws of such party; (c) violate any provision of any law, rule or regulation (including without limitation, Regulation U and X of the Board of Governors of the Federal Reserve System) or, to our knowledge, after due inquiry, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to and binding upon the Borrower or any of its Subsidiaries; (d) result in a breach of or constitute a default or require any consent under any loan or credit agreement or any other agreement, mortgage, indenture, lease or instrument known to us, after due inquiry, to which the Borrower or any Subsidiary is a party or by which the Properties of the Borrower or any of its Subsidiaries may be bound or affected; or (e) result in, or require, the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by the Borrower or any of its Subsidiaries, except as created by the Seaboard Pledge Agreement and the VASA North Atlantic Pledge Agreement.

         5. To the best of our knowledge, based on our inquiry of the President of the Borrower and our knowledge of those matters as to which this firm has been engaged by the Borrower for legal consultation or representation, there are no actions, suits or proceedings or investigations (other than routine examinations performed by insurance regulatory authorities) pending or threatened against or affecting the Borrower or any of its Subsidiaries, or any Property of any of them before any court, governmental agency or arbitrator, which if determined adversely to the Borrower or any of its Subsidiaries would in any one case or in the aggregate, materially adversely affect the financial condition, operations, Properties, business or prospects of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower or any of its Subsidiaries to perform its obligations under the Fifth Amendment, the Revolving Note, the Pledge Agreements or the Guaranty Agreement.

         6. The Seaboard Pledge Agreement and the VASA North Atlantic Pledge Agreement create for the benefit of the holder of the Revolving Note a valid security interest in the Pledged Collateral (as defined in each of the Seaboard Pledge Agreement and VASA North Atlantic Pledge Agreement) by such Holder, such security interest has been duly perfected and no other action is necessary to effect or preserve such security interest (assuming the Pledged Shares are at all times in your possession) except that it may be advisable to file duly executed continuation statements with respect to financing statements filed in the jurisdiction in which the Borrower's chief executive office is located within six months prior to the expiration of five years following the date of original filing.

         7. The Acquisition has been duly consummated and the Acquisition Agreements (i) have been duly authorized and validly executed and delivered by duly authorized officers of the Borrower, (ii) constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity and (iii) do not require any authorizations, consents or shareholder approvals, except the authorizations, consents or approvals which have been obtained and are in full force and effect. The Acquisition does not require the authorization, consent, approval, order, license or permit from, or filing registration or qualification with, or exemption by any governmental or public body or authority, or any subdivision thereof, or any other Person under any law, act rule, regulation or otherwise, or in connection with the execution, delivery and performance by the Borrower of, or the legality, validity, binding effect or enforceability of the Acquisition Agreements except those which have been obtained and are in full force and effect.

         The opinions expressed herein are limited to the laws of the State of California and the federal laws of the United States of America.

         The opinions expressed herein are solely for your benefit and may not be relied upon by any other person or entity without our consent.

                                  EXHIBIT H-2

       (Description of Opinion of Indiana Insurance Counsel to Borrower)


         The opinion of Baker & Daniels, Indiana insurance counsel to the Borrower, which is called for by Section 4.2(f) of the Credit Amendment, shall be dated the date of the initial Borrowing that would result in outstanding Revolving Loans exceeding fifty million dollars of the Bank's Commitment and addressed to the Bank, and shall be in form and substance satisfactory to the Bank, and shall be to the effect that:

         1. The execution, delivery and performance by the Borrower of the Fifth Amendment, the Revolving Note and the Seaboard Pledge Agreement and by the parties to the VASA North Atlantic Pledge Agreement and the Guaranty Agreement did not, do not and will not violate any provision of any law, rule or regulation or, to our knowledge, after due inquiry, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to and binding upon the Borrower or any of its Subsidiaries.

         2. No authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, or exemption by, any governmental or public body or authority, or any subdivision thereof, or any other Person under any law, act, rule, regulation or otherwise, including without limitation the [INDIANA INSURANCE CODE (THE "CODE")] or [ANY APPLICABLE INDIANA INSURANCE HOLDING COMPANY SYSTEM REGULATION (THE "REGULATION")], is required to authorize, or is required in connection with the execution, delivery and performance by the parties to (other than the Bank) of, or the legality, validity, binding effect or enforceability of, the Fifth Amendment, the Revolving Note, the Seaboard Pledge Agreement, the VASA North Atlantic Pledge Agreement and the Guaranty Agreement.

         3. Each of VASA North America, VASA North Atlantic, VASA Brougher, VASA Insurance Group and Seaboard is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to own its assets and to transact the business in which it is now engaged.

         The opinions expressed herein are limited to the laws of the State of Indiana.

         The opinions expressed herein are solely for your benefit and may not be relied upon by any other person or entity without our consent.

                                  EXHIBIT I-1

                               PLEDGE AGREEMENT
                          (with respect to Seaboard)


                               PLEDGE AGREEMENT
                               ----------------


         This PLEDGE AGREEMENT, dated as of ___________, 1998, is between THE CENTRIS GROUP, INC., a Delaware corporation ("Pledgor"), and FLEET NATIONAL BANK, a national banking association ("Pledgee").

                                   RECITALS:
                                   --------

         1. Pledgor owns, on and as of the date on which this Pledge Agreement is executed and delivered, 100% of the issued and outstanding shares of the capital stock of Seaboard Life Insurance Company (USA) ("Seaboard"), an Indiana corporations, all of which shares (including any certificates and/or other tangible evidences thereof) are more specifically described in Attachment A
                                                               ------------
hereto.

         2. Pursuant to the Credit Agreement dated as of December 20, 1994 between Pledgor and Pledgee, as amended by a First Amendment dated as of March 29, 1996, a Second Amendment to the Credit Agreement dated as of July 1, 1996, a Third Amendment to the Credit Agreement dated September 30, 1998, a Fourth Amendment to the Credit Agreement (Amending and Restating the Credit Agreement) dated as of October 26, 1998 and a Fifth Amendment to the Credit Agreement dated as of December 28, 1998 (said Credit Agreement as currently in effect and as from time to time amended, modified or supplemented being herein called the "Financing Agreement"), Pledgee has agreed to make certain revolving loans to Pledgor subject to certain conditions.

         3. Pledgee is willing to extend such financing, but only on the condition, among others, that Pledgor shall first have executed and delivered to Pledgee this Pledge Agreement.

         NOW, THEREFORE, in consideration of such financing and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgor and Pledgee agree as follows:

         1. Pledge and Delivery. (a) To secure the prompt and complete payment
            -------------------
and performance when due of the Obligations (as defined in Section 1(b) hereof), Pledgor hereby pledges, assigns, delivers and transfers to Pledgee, and grants Pledgee a continuing security interest in, all of the following property and rights and interests in property (all such property, rights and interests being hereinafter collectively called the "Pledged Collateral"):

                  (i) all issued and outstanding shares of the capital stock of each of Seaboard described in Attachment A hereto, and any additional shares
                                 ------------
of the capital stock of any class or series of Seaboard which Pledgor may at any time and from time to time hereafter purchase or otherwise acquire, together with the certificates and/or other instruments or writings representing them (such shares, certificates and other writings being hereinafter collectively called the "Pledged Shares");

                  (ii) (A) all shares and other securities and all warrants, rights and options to acquire Pledged Shares (such shares, securities, warrants, rights and options together with the certificates and/or other instruments or writings representing them being hereinafter collectively called the "Additional Pledged Securities") and (B) all money and other property, at any time and from time to time received or receivable by or distributed or distributable to Pledgor from the issuer of any or all of the Pledged Shares in exchange or substitution for or otherwise in respect of any or all of the Pledged Shares or earlier-issued Additional Pledged Securities (whether in the ordinary course of such issuer's business or representing or resulting from cash or stock dividends, stock splits or reclassifications, the recapitalization, reorganization, merger, consolidation, disposition of assets, liquidation or dissolution of such issuer, the exercise by Pledgor of warrants, rights or options, or any other action or cause); and

                  (iii) all proceeds of any or all of the foregoing.

         (b) As used herein, the term "Obligations" shall mean all indebtedness, liabilities and obligations of any kind of Pledgor to Pledgee (whether directly as principal or maker or indirectly as guarantor, surety, endorser or otherwise), now or hereafter existing, due or to become due, howsoever incurred, arising or evidenced, whether of principal or interest or payment or performance under the Financing Agreement.

         (c) Prior to or simultaneously with the execution and delivery hereof by Pledgee, Pledgor shall have delivered to Pledgee, and Pledgee by written receipt to Pledgor shall acknowledge its prior receipt of, the certificate(s) and/or other instruments and documents evidencing all of the Pledged Shares, Additional Pledged Securities and all other items of the Pledged Collateral then owned by Pledgor. Pledgor agrees that it shall immediately deliver to Pledgee any and all of the Pledged Shares, Additional Pledged Securities and other Pledged Collateral (including any and all certificates and/or other instruments or documents representing each item thereof) which it acquires in any way at any time after such execution and delivery. Upon delivery to Pledgee, each item of the Pledged Collateral shall be accompanied by, as appropriate, (i) undated, duly executed stock powers endorsed by Pledgor either in blank or to Pledgee in a manner which Pledgee deems satisfactory, and/or (ii) such other instruments or documents as Pledgee shall reasonably request.

         2. Pledgor's Representations, Warranties and Covenants. (a) Pledgor
            ---------------------------------------------------
represents and warrants that: (i) Pledgor has the right, power and authority to execute, deliver and perform this Pledge Agreement and to pledge, assign, deliver, transfer and grant a security interest in the Pledged Collateral; (ii) this Pledge Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies and any limitation that may restrict Pledgee from selling, voting or exercising control over Seaboard without obtaining approval of the Insurance Commissioner; (iii) Pledgor has good title to all of the Pledged Shares and is the legal record and beneficial owner of each of the Pledged Shares (and will have good title to and be the legal record and beneficial owner of each other item of Pledged Collateral, including any Additional Pledged Securities), free and clear of all encumbrances except Pledgee's security interest hereunder; (iv) each of the Pledged Shares and Additional Pledged Securities is, or will be when acquired by Pledgor and pledged hereunder, duly and validly issued and fully paid and non-assessable, and there are no restrictions on the transfer of any thereof other than such restrictions as appear on the certificates or other instruments or writings representing them, or as are referred to in clause (ii) above or otherwise may be imposed under applicable law; (v) no action other than the delivery of each item of the Pledged Collateral to, and its continued possession by, Pledgee or any of its agents or nominees is necessary to maintain a perfected, first-priority security interest in such item in favor of Pledgee; and (vi) no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Pledgor of this Agreement or for the validity or enforceability hereof except as are referred to in clause (ii) above.

         (b) Pledgor covenants and agrees that it will at its expense (i) defend both its own rights and interests and Pledgee's rights and security interest in and to the Pledged Collateral against the claims and demands of all other persons and (ii) execute and deliver to Pledgee such further conveyances, agreements, assignments, instruments and other writings, and take such further action, as Pledgee may request in order to obtain the full benefit of this Pledge Agreement, the Pledged Collateral, and the rights, powers and remedies granted to Pledgee hereunder. Pledgor further covenants and agrees that until all Obligations have been satisfied and this Pledge Agreement has been terminated, Pledgor will not without Pledgee's prior written consent sell, assign, transfer, exchange or otherwise temporarily or permanently dispose of any item of the Pledged Collateral, or offer or contract to do so, and will not without such consent create, incur, assume or permit to exist any security interest, pledge, claim or other charge or encumbrance on or with respect to any such item other than the security interest granted to Pledgee hereunder.

         3. Names in which Pledged Shares and Additional Pledged Securities May
            -------------------------------------------------------------------
Be Registered. Subject to any required approval of the Indiana Department of
-------------
Insurance, at any time and from time to time during the term of this Pledge Agreement, whether or not a Pledgor Default (as defined in Section 9 hereof) is then continuing, Pledgee shall be entitled to hold any or all of the Pledged Shares and Additional Pledged Securities in its own name, the name(s) of one or more of its nominees or the name of Pledgor endorsed or assigned in blank or in favor of Pledgee. With respect to any of the Pledged Shares and/or Additional Pledged Securities which Pledgee wishes to hold in its own name or the name of any nominee in accordance with this Section 3, Pledgee (acting in its own name and capacity or as Pledgor's attorney-in-fact pursuant to the power of attorney granted to Pledgee in Section 5 hereof) may have such Pledged Shares and Additional Pledged

Securities registered accordingly on the books of the issuer(s) thereof, and Pledgor shall cooperate fully with Pledgee in causing such issuer(s) to effect such transfer and registration.

         4. Voting Rights; Dividends, Etc. (a) So long as no Pledgor Default
            -----------------------------
shall have occurred and be continuing:

            (i) Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Shares and Additional Pledged Securities for any purpose not inconsistent with (A) the provisions of this Pledge Agreement and the Financing Agreement and applicable insurance and other law and (B) the preservation of the value of and Pledgee's security interest in the Pledged Collateral;

            (ii) Pledgor shall be entitled to receive and retain all cash dividends, interest and other cash distributions payable in respect of the Pledged Collateral to the extent that such distributions are charged to, and as of the date of payment thereof do not exceed, the retained earnings of the issuer or other person making such distribution and do not exceed any limitations imposed by the Indiana Insurance Holding Company System Regulation or the Indiana Insurance Code; and

            (iii) If any or all of the Pledged Shares and Additional Pledged Securities shall have been registered in the name(s) of Pledgee and/or any of its nominees, Pledgee shall execute and deliver to Pledgor, or cause to be so executed and delivered, all such proxies, limited powers of attorney, dividend orders and such other instruments and writings as Pledgor may reasonably request to enable it, subject to the provisions of Section 4(b) hereof, to exercise the rights and powers and to receive the distributions to which it is entitled under the provisions of paragraphs (i) and (ii) of this Section 4(a).

         (b) Upon the occurrence and during the continuance of a Pledgor Default, all rights of Pledgor to exercise the voting and consensual rights and powers described in paragraph (i) of Section 4(a) hereof and to receive the dividends, interest and other cash distributions described in paragraph (ii) of such Section shall cease, and all such rights shall thereupon become vested in Pledgee; provided, however, that Pledgor may thereafter continue to exercise any
         --------  -------
and all such voting and consensual rights and powers until such time as Pledgee shall notify Pledgor in writing that Pledgee intends to assume and exercise the same; and provided further that Pledgee shall not sell, vote or in any manner
          -------- -------
exercise control over Seaboard without obtaining, to the extent required by law and the prior approval (including any hearing required by law) of the Indiana Department of Insurance.

         (c) Upon the occurrence and during the continuance of a Pledgor Default and subject to compliance with any applicable rules and regulations of the Indiana Division of Insurance, Pledgee may, in its own name and capacity or as Pledgor's attorney-in-fact, collect, receive, endorse and deposit all Additional Pledged Securities, money, cash proceeds, instruments and any and all other property which is or may at any time become payable in respect of any or all of the Pledged

Collateral and which Pledgee is or may become entitled to receive under subsection (a) or (b) of this Section 4. All such property so received by Pledgee may be retained by Pledgee as additional Pledged Collateral, and (i) all money and other cash proceeds so received may be applied by Pledgee to payment of the Obligations in such order as Pledgee may elect, whether or not a Pledgor Default shall then be continuing, and (ii) during the continuance of a Pledgor Default, all other property so received may be sold or otherwise disposed of by Pledgee as provided in Section 10 hereof and the proceeds thereof applied as also provided in such Section. Any and all money and other property received by Pledgor contrary to the provisions of this Section 4 shall be held by Pledgor in trust for Pledgee, shall be segregated by Pledgor from Pledgor's other funds and property and shall promptly be delivered to Pledgee in exactly the form received by Pledgor, except for any necessary endorsements.

         5. Pledgee Appointed as Pledgor's Attorney-in-Fact. Pledgor hereby
            -----------------------------------------------
appoints Pledgee as Pledgor's attorney-in-fact with full power in Pledgor's place and stead, in Pledgor's name or its own name and at Pledgor's expense, to execute, endorse and deliver any and all agreements, assignments, pledges, instruments and any other writings, and to take any and all other actions, which Pledgee may deem necessary or desirable to carry out the terms and effect the purposes of this Pledge Agreement and to exercise fully its rights and remedies hereunder. Pledgee may delegate any or all of such power to any of its officers, directors, employees, agents, nominees, shareholders and other representatives (hereinafter collectively called "Representatives") and to have any such Representative(s) exercise any such delegated power as substitute(s) for Pledgee. Pledgor hereby ratifies all that Pledgee and all such Representatives shall lawfully do or cause to be done under this power of attorney, which power is coupled with an interest and shall be irrevocable until all Obligations have been satisfied and this Pledge Agreement has been terminated.

         6. Pledgee's Rights to Perform for Pledgor. If Pledgor shall at any
            ---------------------------------------
time fail to perform or comply with any of its covenants and agreements hereunder, Pledgee may (but shall not be required or obligated to) take such action, in its own name and capacity or as Pledgor's attorney-in-fact, as Pledgee shall deem necessary or desirable to effect such performance or compliance.

         7. Reasonable Care of Pledged Collateral. Pledgee shall be deemed to
            -------------------------------------
have used reasonable care in the custody and preservation of the Pledged Collateral in its possession to the extent it accords such Pledged Collateral treatment which is substantially equal to that which Pledgee accords its own property of like kind; provided, however, that Pledgee shall have no obligation,
                       --------  -------
regardless of whether it takes any such action with respect to its own property,
(i) to ascertain or take action with respect to calls, tenders, conversions, exchanges, maturities or other matters involving or affecting any item(s) of such Pledged Collateral (whether or not Pledgee has actual or constructive knowledge of any such matters), unless reasonably requested by Pledgor to do so, or (ii) to take action to preserve rights against prior or other parties.

         8. Limitation of Pledgee's Liability; Reimbursement of Expenses and
            ----------------------------------------------------------------
Indemnification. (a) Pledgor agrees that Pledgee shall have no obligation to
---------------
take, or refrain from taking, any action with respect to the Pledged Collateral or Pledgor's rights and interests therein except with respect to (i) the preservation and return of the Pledged Collateral in its possession as and to the extent provided, respectively, in Sections 7 and 14 hereof and
(ii) the execution and delivery to Pledgor of certain instruments and other writings as and when required under Section 4(a)(iii) hereof and other limitations imposed by law. Pledgor further agrees that neither Pledgee nor any of its Representatives shall have any liability to Pledgor, or to any person claiming rights against Pledgee by, through or under Pledgor, in any way arising out of or in connection with Pledgee's or any such Representative's administration of this Pledge Agreement or its exercise of any of its rights, power and remedies hereunder except for (i) Pledgee's or any such Representative's failure to take as and when required any of the actions referenced in the first sentence of this Section 8(a) or to account to Pledgor for those amounts of money and other property -- and only for those amounts -- which it actually receives in connection with such administration or exercise and which it is required to pay over to Pledgor or apply to the Obligations under any other provision hereof, (ii) its failure to exercise reasonable care as and to the extent required in Section 7 hereof or (iii) its negligence or willful misconduct.

         (b) Pledgor shall pay or reimburse Pledgee on demand for all costs and expenses (including without limitation reasonable attorneys' fees and legal expenses) paid or incurred by Pledgee in connection with (i) the administration and any amendment of this Pledge Agreement, (ii) the custody or preservation of the Pledged Collateral and any authorized collection from, disposition of or other realization on any item(s) thereof, and (iii) the exercise and enforcement of any of Pledgee's rights, powers and remedies hereunder, including without limitation its right to perform Pledgor's covenants and agreements hereunder to the extent Pledgor fails to do so. Pledgor further agrees to indemnify, defend and hold harmless Pledgee, its Representatives, successors and assigns from and against any and all liabilities, claims, actions, losses, damages, taxes, penalties, fines, costs and expenses (including reasonable attorneys' fees and legal expenses) which in any way arise out of or in connection with any of the actions or matters with respect to which Pledgor has a payment or reimbursement obligation under this Section; provided, however, that Pledgor shall have no
                               --------  -------
obligation to indemnify Pledgee or any such Representative, successor or assign against any liabilities, claims, etc. resulting from such party's negligence or willful misconduct or its failure to exercise reasonable care as and to the extent required in Section 7 hereof. Until any reimbursement of costs or expenses or any indemnity payment required under this Section is received by Pledgee in cash or immediately available funds, the amount thereof shall bear interest at the rate specified in the Financing Agreement for delinquent payments, and such amount and such interest shall constitute part of the Obligations secured by the Pledged Collateral.

         9. Pledgor Defaults. The following shall constitute a "Pledgor
            ----------------
Default": (i) Pledgor fails to make payment when due or demanded, as applicable, on or with respect to any indebtedness, obligation or liability which is then part of the Obligations, or fails to perform or comply with any of its covenants or agreements hereunder; (ii) any representation or warranty made by Pledgor herein or in any statement, report or certificate furnished to Pledgee by Pledgor hereunder proves to have been false or misleading in any material respect; or (iii) an "Event of Default" occurs under the Financing Agreement.

         10. Remedies. (a) If a Pledgor Default has occurred and is continuing,
             --------
Pledgee may at any time and from time to time exercise any and all rights and remedies available to it (i) hereunder and under the Financing Agreement and any other agreement or instrument then in effect between Pledgor and Pledgee and relating to the Obligations, including without limitation those rights and remedies set out in subsections (b) through (f) of this Section 10, and (ii) as a secured party under the Uniform Commercial Code as then in effect in the State of Connecticut (the "Code") and under any other applicable law or rule of law or equity. Should Pledgee elect to proceed by action at law or in equity to foreclose its security interest in and sell any or all of the Pledged Collateral, Pledgor waives (to the extent permitted by law) any rights it may then have in connection therewith to require Pledgee to post bonds, sureties or collateral security or to demand possession of any such Pledged Collateral pending judgment therein.

         (b) If a Pledgor default has occurred and is continuing, to the extent permitted by the Insurance Commissioner and by applicable federal and state securities laws, Pledgee may sell, assign, transfer, endorse and deliver all or, from time to time any part, of the Pledged Collateral at public or private sale, over the counter or at any broker's board or securities exchange, for cash, on credit or in exchange for other property, for immediate or future delivery, without advertisement or notice (except as provided in this subsection), and for such price and on such terms as Pledgee deems appropriate, provided only that
                                                           --------
all aspects of any such disposition are commercially reasonable within the requirements of Section 42a-9-504 of the Code, as defined and supplemented by the standards and agreements set forth herein. Pledgor agrees that to the extent notice of the time and place of any such public sale, or of the time after which Pledgee intends to make any such private sale or other disposition, is required under the Code, such notice shall be deemed commercially reasonable if transmitted by any of the means described in the Financing Agreement not less than 15 days prior thereto. Pledgee shall not be obligated to effect any sale of any or all of the Pledged Collateral, whether or not notice thereof has been given, and may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may be held without further notice at the time and place to which it was so adjourned.

         (c) At any such private or public sale, to the extent permitted by the Insurance Commissioner, Pledgee shall be entitled to bid for and/or purchase the Pledged Collateral then being sold and may pay the price thereof by credit against the Obligations then outstanding. Any purchaser of any item(s) of the Pledged Collateral (including Pledgee) shall take such item(s) free from any right or claim of Pledgor, and Pledgor hereby waives, to the extent permitted by the Code and other applicable law, all rights of redemption and/or to any stay, exemption or appraisal which Pledgor now has or may hereafter acquire.

         (d) Pledgor agrees and acknowledges that requiring the issuer(s) of the securities included in the Pledged Collateral to register such securities under applicable provisions of federal and state securities laws would not be practicable and therefore could not be deemed commercially reasonable. Pledgor further agrees and acknowledges that in order to comply with applicable federal and state securities laws without effecting such registration, Pledgee may be required: (i) to sell or otherwise dispose of any or all of the Pledged Collateral at one or more private rather than public sales and (ii) to limit the prospective purchasers at such sale(s) to persons who will represent and agree that they are purchasing the securities they intend to acquire for their own account for investment and not with a view to the distribution or sale thereof, and who will be compelled to accept stringent restrictions on their ability to dispose of such securities. Accordingly, Pledgor agrees that: (i) Pledgee shall not incur any liability to Pledgor by reason of the fact that the price obtained for any or all the Pledged Collateral at such private sale(s) to investors restricted as provided above may be less than the price which might be obtained therefor at a public sale or unrestricted private sale and (iii) any and all private sales shall be deemed commercially reasonable even if (A) the amount received is less than the then-outstanding amount of the Obligations and/or (B) even if Pledgee accepts the first offer received or does not offer all or any part of the Pledged Collateral to more than one prospective purchaser, unless the sale in question is conducted in bad faith or in a manner manifestly unreasonable for sales of that type.

         (e) In case of any sale by the Pledgee of any item(s) of the Pledged Collateral on credit or for future delivery, such item(s) may be retained by the Pledgee until the selling price is paid by the purchaser(s) thereof, but the Pledgee shall incur no liability in case of failure of the purchaser to take up and pay for such item(s). In case of any such failure, such item(s) may be sold again upon notice, to the extent required by law, as provided in subsection (b) of this Section 10.

         (f) The proceeds of the sale or other disposition of the Pledged Collateral shall be applied first, to that part of the Obligations consisting of Pledgee's reasonable expenses (including without limitation reasonable attorneys' fees and legal expenses) in preparing for disposition and disposing of the Pledged Collateral and, to the extent not previously reimbursed by Pledgor, in administering this Pledge Agreement and exercising and enforcing its rights, powers and remedies hereunder, and second, to the satisfaction of the then outstanding amount of Pledgor's indebtedness under the Financing Agreement and of all other Obligations then remaining unpaid. Pledgee shall account to Pledgor for any surplus and Pledgor shall be liable to Pledgee for any deficiency.

         11. Amendments, Etc. No provision of this Pledge Agreement may be
             ---------------
amended, modified, supplemented or waived, and no consent to any departure therefrom by Pledgor may be given, except by a writing duly executed and delivered by the parties hereto, and any such amendment, modification, supplement or waiver shall be effective only as and to the extent provided therein.

         12. Cumulative Remedies; No Waivers by Pledgee. All rights, powers and
             ------------------------------------------
remedies of Pledgee (i) under this Pledge Agreement and the Financing Agreement and under any other agreements, instruments and other writings now or hereafter existing between Pledgor and Pledgee and relating to the Obligations, and (ii) under the Code and other applicable law, are cumulative and except as otherwise provided by law or in such agreements may be exercised concurrently or in any order of succession. Pledgee's failure to exercise or delay in exercising any of such rights, powers and remedies shall not constitute or imply a waiver thereof, nor shall Pledgee's single or partial exercise of any such right, power or remedy preclude its other or further exercise thereof, or the exercise of any other right, power or remedy. Pledgee's cure of any Pledgor Default shall not constitute a waiver thereof, and its waiver of one Pledgor Default shall not constitute a waiver of any subsequent Pledgor Default.

         13. Pledgor's Waivers. Pledgor agrees that until the Obligations are
             -----------------
paid in full, Pledgee's security interest in the Pledged Collateral shall be absolute and unconditional regardless of the existence or occurrence of, and expressly waives any defense or discharge which might otherwise arise from, any of the following:

             (i) any lack of validity or enforceability of this Pledge Agreement, the Financing Agreement or any other agreement or instrument relating hereto or thereto or otherwise relating to the Obligations;

             (ii) any change in the time, manner or place of payment of, or in any other terms of, any or all of the Obligations, or any other amendment or waiver of, or any consent to departure from, this Pledge Agreement or the Financing Agreement or any other agreement, instrument or other writing now or hereafter existing between Pledgor and Pledgee and relating to the Obligations;

             (iii) any exchange, release or non-perfection of any other collateral, or any release, amendment or waiver of, or consent to departure from any guaranty, for any or all of the Obligations;

             (iv) Pledgee's resort, during the continuation of a Pledgor Default, to any or all of the Pledged Collateral for payment of all or part of the Obligations prior to proceeding against any other collateral or any other party primarily or secondarily liable for payment thereof; or

             (v) to the extent permitted by law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Obligations or this Pledge Agreement.

         14. Termination; Release of Pledged Collateral. This Agreement and the
             ------------------------------------------
security interest granted hereunder shall terminate on the date on which all Obligations have been fully satisfied. Pledgee shall thereupon reassign and redeliver (or cause to be reassigned and redelivered) to Pledgor or such person(s) as Pledgor shall designate, against due execution and delivery by Pledgor or such person(s) of a receipt therefor satisfactory to Pledgee in form and substance, such items of the Pledged Collateral (if any) as are then held by Pledgee or its Representatives, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse to or warranty by Pledgee or any such Representative and at the expense of Pledgor.

         15. Notices. All notices, requests, directions, consents, waivers and
             -------
other communications hereunder shall be in writing and shall be transmitted by the means and to the addresses from time to time specified in the Financing Agreement.

         16. Binding Agreement; Assignment. This Agreement shall be binding upon
             -----------------------------
and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Pledgor shall not assign or otherwise
             --------  -------
transfer any of its obligations, rights or interests hereunder without the prior written consent of Pledgee.

         17. Governing Law; Severability. This Agreement shall be governed by
             ---------------------------
and construed in accordance with the laws of the State of Connecticut, except to the extent that the remedies hereunder in respect of the Pledged Collateral are governed by the laws of the State of Indiana. Wherever possible each provision of this Pledge Agreement shall be construed in such manner as to be valid and enforceable under applicable law, but if any provision hereof shall be deemed invalid or unenforceable to any extent in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remainder of such provision or any of the other provisions hereof, and any such invalidity or unenforceability in one jurisdiction shall not render such provision ineffective in any other jurisdiction.

         18. Titles; Defined Terms; Counterparts. Section titles are for
             -----------------------------------
convenience only and shall not define, limit, amplify, supplement or otherwise modify or affect the substance or intent of this Pledge Agreement or any provision hereof. Initial capitalized terms not defined herein shall have the meanings ascribed to them in the Financing Agreement. This Pledge Agreement may be executed in two or more counterparts, each of which shall when executed by both parties be deemed to be an original but all of which together shall constitute one and the same agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Pledge Agreement to be duly executed by its respective authorized officer as of the date first above written.

                                             THE CENTRIS GROUP, INC.



                                             By:____________________
                                                Print Name:
                                                Print Title:


                                             FLEET NATIONAL BANK



                                             By:____________________
                                                Print Name:
                                                Print Title:

                                                                    ATTACHMENT A


                         ISSUED AND OUTSTANDING SHARES
                               OF CAPITAL STOCK

Name                                                             No. of Shares
----                                                             -------------

Seaboard Life Insurance Company (USA)                                 250

                                  EXHIBIT I-2

                               PLEDGE AGREEMENT
                     (with respect to VASA North Atlantic)


                               PLEDGE AGREEMENT
                               ----------------



     This PLEDGE AGREEMENT, dated as of ___________, 1998, is among VASA Insurance Group, Inc., VASA Brougher, Inc., Indiana corporations (individually and collectively, "Pledgor"), and FLEET NATIONAL BANK, a national banking association ("Pledgee").

                                   RECITALS:
                                   ---------

     1. Pledgor owns, on and as of the date on which this Pledge Agreement is executed and delivered, 100% of the issued and outstanding shares of the capital stock of VASA North Atlantic Insurance Company ("VASA"), an Indiana corporation, all of which shares (including any certificates and/or other tangible evidences thereof) are more specifically described in Attachment A
                                                               ------------
hereto.

     2. Pursuant to the Credit Agreement dated as of December 20, 1994 between The Centris Group, Inc. ("Centris") and Pledgee, as amended by a First Amendment dated as of March 29, 1996, a Second Amendment to the Credit Agreement dated as of July 1, 1996, a Third Amendment to the Credit Agreement dated September 30, 1998, a Fourth Amendment to the Credit Agreement (Amending and Restating the Credit Agreement) dated as of October 26, 1998 and a Fifth Amendment to the Credit Agreement dated as of December 28, 1998 (said Credit Agreement as currently in effect and as from time to time amended, modified or supplemented being herein called the "Financing Agreement"), Pledgee has agreed to make certain revolving loans to Centris subject to certain conditions.

     3. Pledgee is willing to extend such financing, but only on the condition, among others, that Pledgor shall first have executed and delivered to Pledgee this Pledge Agreement. As Subsidiaries of Centris, Pledgor acknowledges that it will benefit from the existence of the Financing Agreement and therefore is willing to enter into this Agreement.

     NOW, THEREFORE, in consideration of such financing and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgor and Pledgee agree as follows:

     1.  Pledge and Delivery.  (a) To secure the prompt and complete payment and
         -------------------
performance when due of the Obligations (as defined in Section 1(b) hereof), Pledgor hereby pledges, assigns, delivers and transfers to Pledgee, and grants Pledgee a continuing security interest in, all of the following property and rights and interests in property (all such property, rights and interests being hereinafter collectively called the "Pledged Collateral"):

         (i) all issued and outstanding shares of the capital stock of VASA described in Attachment A hereto, and any additional shares of the capital stock
             ------------
of any class or series of VASA which Pledgor may at any time and from time to time hereafter purchase or otherwise acquire, together with the certificates and/or other instruments or writings representing them (such shares, certificates and other writings being hereinafter collectively called the "Pledged Shares");

         (ii) (A) all shares and other securities and all warrants, rights and options to acquire Pledged Shares (such shares, securities, warrants, rights and options together with the certificates and/or other instruments or writings representing them being hereinafter collectively called the "Additional Pledged Securities") and (B) all money and other property, at any time and from time to time received or receivable by or distributed or distributable to Pledgor from the issuer of any or all of the Pledged Shares in exchange or substitution for or otherwise in respect of any or all of the Pledged Shares or earlier-issued Additional Pledged Securities (whether in the ordinary course of such issuer's business or representing or resulting from cash or stock dividends, stock splits or reclassifications, the recapitalization, reorganization, merger, consolidation, disposition of assets, liquidation or dissolution of such issuer, the exercise by Pledgor of warrants, rights or options, or any other action or cause); and

         (iii) all proceeds of any or all of the foregoing.

     (b) As used herein, the term "Obligations" shall mean all indebtedness, liabilities and obligations of any kind of Pledgor to Pledgee (whether directly as principal or maker or indirectly as guarantor, surety, endorser or otherwise), now or hereafter existing, due or to become due, howsoever incurred, arising or evidenced, whether of principal or interest or payment or performance including without limitation, arising under the Guaranty Agreement, and all Obligations of Pledgor now or hereafter existing under this Agreement.

     (c) Prior to or simultaneously with the execution and delivery hereof by Pledgee, Pledgor shall have delivered to Pledgee, and Pledgee by written receipt to Pledgor shall acknowledge its prior receipt of, the certificate(s) and/or other instruments and documents evidencing all of the Pledged Shares, Additional Pledged Securities and all other items of the Pledged Collateral then owned by Pledgor. Pledgor agrees that it shall immediately deliver to Pledgee any and all of the Pledged Shares, Additional Pledged Securities and other Pledged Collateral (including any and all certificates and/or other instruments or documents representing each item thereof) which it acquires in any way at any time after such execution and delivery. Upon delivery to Pledgee, each item of the Pledged Collateral shall be accompanied by, as appropriate, (i) undated, duly executed stock powers endorsed by Pledgor either in blank or to Pledgee in a manner which Pledgee deems satisfactory, and/or (ii) such other instruments or documents as Pledgee shall reasonably request.

     2.  Pledgor's Representations, Warranties and Covenants.  (a)  Pledgor
         ---------------------------------------------------
represents and warrants that: (i) Pledgor has the right, power and authority to execute, deliver and perform this Pledge Agreement and to pledge, assign, deliver, transfer and grant a security interest in the Pledged Collateral; (ii) this Pledge Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies and any limitation that may restrict Pledgee from selling, voting or exercising control over VASA without obtaining approval of the Insurance Commissioner; (iii) Pledgor has good title to all of the Pledged Shares and is the legal record and beneficial owner of each of the Pledged Shares (and will have good title to and be the legal record and beneficial owner of each other item of Pledged Collateral, including any Additional Pledged Securities), free and clear of all encumbrances except Pledgee's security interest hereunder; (iv) each of the Pledged Shares and Additional Pledged Securities is, or will be when acquired by Pledgor and pledged hereunder, duly and validly issued and fully paid and non-assessable, and there are no restrictions on the transfer of any thereof other than such restrictions as appear on the certificates or other instruments or writings representing them, or as are referred to in clause (ii) above or otherwise may be imposed under applicable law; (v) no action other than the delivery of each item of the Pledged Collateral to, and its continued possession by, Pledgee or any of its agents or nominees is necessary to maintain a perfected, first-priority security interest in such item in favor of Pledgee; and (vi) no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Pledgor of this Agreement or for the validity or enforceability hereof except as are referred to in clause (ii) above.

     (b) Pledgor covenants and agrees that it will at its expense (i) defend both its own rights and interests and Pledgee's rights and security interest in and to the Pledged Collateral against the claims and demands of all other persons and (ii) execute and deliver to Pledgee such further conveyances, agreements, assignments, instruments and other writings, and take such further action, as Pledgee may request in order to obtain the full benefit of this Pledge Agreement, the Pledged Collateral, and the rights, powers and remedies granted to Pledgee hereunder. Pledgor further covenants and agrees that until all Obligations have been satisfied and this Pledge Agreement has been terminated, Pledgor will not without Pledgee's prior written consent sell, assign, transfer, exchange or otherwise temporarily or permanently dispose of any item of the Pledged Collateral, or offer or contract to do so, and will not without such consent create, incur, assume or permit to exist any security interest, pledge, claim or other charge or encumbrance on or with respect to any such item other than the security interest granted to Pledgee hereunder.

     3.  Names in which Pledged Shares and Additional Pledged Securities May Be
         ----------------------------------------------------------------------
Registered.  Subject to any required approval of the Indiana Department of
----------
Insurance, at any time and from time to time during the term of this Pledge Agreement, whether or not a Pledgor Default (as defined in Section 9 hereof) is then continuing, Pledgee shall be entitled to hold any or all of the Pledged Shares and Additional Pledged Securities in its own name, the name(s) of one or more of its nominees or the name of Pledgor endorsed or assigned in blank or in favor of Pledgee. With respect to any of the Pledged Shares and/or Additional Pledged Securities which Pledgee wishes to hold in its own name or the name of any nominee in accordance with this Section 3, Pledgee (acting in its own name and capacity or as Pledgor's attorney-in-fact pursuant to the power of attorney granted to Pledgee in Section 5 hereof) may have such Pledged Shares and Additional Pledged Securities registered accordingly on the books of the issuer(s) thereof, and Pledgor shall cooperate fully with Pledgee in causing such issuer(s) to effect such transfer and registration.

     4.  Voting Rights; Dividends, Etc.   (a) So long as no Pledgor Default
         ------------------------------
shall have occurred and be continuing:

         (i) Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Shares and Additional Pledged Securities for any purpose not inconsistent with (A) the provisions of this Pledge Agreement and the Financing Agreement and applicable insurance and other law and (B) the preservation of the value of and Pledgee's security interest in the Pledged Collateral;

         (ii) Pledgor shall be entitled to receive and retain all cash dividends, interest and other cash distributions payable in respect of the Pledged Collateral to the extent that such distributions are charged to, and as of the date of payment thereof do not exceed, the retained earnings of the issuer or other person making such distribution and do not exceed any limitations imposed by the Indiana Insurance Holding Company System Regulation or the Indiana Insurance Code; and

         (iii) If any or all of the Pledged Shares and Additional Pledged Securities shall have been registered in the name(s) of Pledgee and/or any of its nominees, Pledgee shall execute and deliver to Pledgor, or cause to be so executed and delivered, all such proxies, limited powers of attorney, dividend orders and such other instruments and writings as Pledgor may reasonably request to enable it, subject to the provisions of Section 4(b) hereof, to exercise the rights and powers and to receive the distributions to which it is entitled under the provisions of paragraphs (i) and (ii) of this Section 4(a).

     (b) Upon the occurrence and during the continuance of a Pledgor Default, all rights of Pledgor to exercise the voting and consensual rights and powers described in paragraph (i) of Section 4(a) hereof and to receive the dividends, interest and other cash distributions described in paragraph (ii) of such Section shall cease, and all such rights shall thereupon become vested in Pledgee; provided, however, that Pledgor may thereafter continue to exercise any
         --------  -------
and all such voting and consensual rights and powers until such time as Pledgee shall notify Pledgor in writing that Pledgee intends to assume and exercise the same; and provided further that Pledgee shall not sell, vote or in any manner
          -------- -------
exercise control over VASA without obtaining, to the extent required by law and the prior approval (including any hearing required by law) of the Indiana Department of Insurance.

     (c) Upon the occurrence and during the continuance of a Pledgor Default and subject to compliance with any applicable rules and regulations of the Indiana Division of Insurance, Pledgee may, in its own name and capacity or as Pledgor's attorney-in-fact, collect, receive, endorse and deposit all Additional Pledged Securities, money, cash proceeds, instruments and any and all other property which is or may at any time become payable in respect of any or all of the Pledged Collateral and which Pledgee is or may become entitled to receive under subsection (a) or (b) of this Section 4. All such property so received by Pledgee may be retained by Pledgee as additional Pledged Collateral, and (i) all money and other cash proceeds so received may be applied by Pledgee to payment of the Obligations in such order as Pledgee may elect, whether or not a Pledgor Default shall then be continuing, and (ii) during the continuance of a Pledgor Default, all other property so received may be sold or otherwise disposed of by Pledgee as provided in Section 10 hereof and the proceeds thereof applied as also provided in such Section. Any and all money and other property received by Pledgor contrary to the provisions of this Section 4 shall be held by Pledgor in trust for Pledgee, shall be segregated by Pledgor from Pledgor's other funds and property and shall promptly be delivered to Pledgee in exactly the form received by Pledgor, except for any necessary endorsements.

     5.  Pledgee Appointed as Pledgor's Attorney-in-Fact.  Pledgor hereby
         -----------------------------------------------
appoints Pledgee as Pledgor's attorney-in-fact with full power in Pledgor's place and stead, in Pledgor's name or its own name and at Pledgor's expense, to execute, endorse and deliver any and all agreements, assignments, pledges, instruments and any other writings, and to take any and all other actions, which Pledgee may deem necessary or desirable to carry out the terms and effect the purposes of this Pledge Agreement and to exercise fully its rights and remedies hereunder. Pledgee may delegate any or all of such power to any of its officers, directors, employees, agents, nominees, shareholders and other representatives (hereinafter collectively called "Representatives") and to have any such Representative(s) exercise any such delegated power as substitute(s) for Pledgee. Pledgor hereby ratifies all that Pledgee and all such Representatives shall lawfully do or cause to be done under this power of attorney, which power is coupled with an interest and shall be irrevocable until all Obligations have been satisfied and this Pledge Agreement has been terminated.

     6.  Pledgee's Rights to Perform for Pledgor.  If Pledgor shall at any time
         ---------------------------------------
fail to perform or comply with any of its covenants and agreements hereunder, Pledgee may (but shall not be required or obligated to) take such action, in its own name and capacity or as Pledgor's attorney-in-fact, as Pledgee shall deem necessary or desirable to effect such performance or compliance.

     7.  Reasonable Care of Pledged Collateral.  Pledgee shall be deemed to have
         -------------------------------------
used reasonable care in the custody and preservation of the Pledged Collateral in its possession to the extent it accords such Pledged Collateral treatment which is substantially equal to that which Pledgee accords its own property of like kind; provided, however, that Pledgee shall have no obligation, regardless
           --------  -------
of whether it takes any such action with respect to its own property, (i) to ascertain or take action with respect to calls, tenders, conversions, exchanges, maturities or other matters involving or affecting any item(s) of such Pledged Collateral (whether or not Pledgee has actual or constructive knowledge of any such matters), unless reasonably requested by Pledgor to do so, or (ii) to take action to preserve rights against prior or other parties.

     8.  Limitation of Pledgee's Liability; Reimbursement of Expenses and
         ----------------------------------------------------------------
Indemnification.  (a) Pledgor agrees that Pledgee shall have no obligation to
---------------
take, or refrain from taking, any action with respect to the Pledged Collateral or Pledgor's rights and interests therein except with respect to (i) the preservation and return of the Pledged Collateral in its possession as and to the extent provided, respectively, in Sections 7 and 14 hereof and (ii) the execution and delivery to Pledgor of certain instruments and other writings as and when required under Section 4(a)(iii) hereof and other limitations imposed by law. Pledgor further agrees that neither Pledgee nor any of its Representatives shall have any liability to Pledgor, or to any person claiming rights against Pledgee by, through or under Pledgor, in any way arising out of or in connection with Pledgee's or any such Representative's administration of this Pledge Agreement or its exercise of any of its rights, power and remedies hereunder except for (i) Pledgee's or any such Representative's failure to take as and when required any of the actions referenced in the first sentence of this
Section 8(a) or to account to Pledgor for those amounts of money and other property -- and only for those amounts -- which it actually receives in connection with such administration or exercise and which it is required to pay over to Pledgor or apply to the Obligations under any other provision hereof,
(ii) its failure to exercise reasonable care as and to the extent required in
Section 7 hereof or (iii) its negligence or willful misconduct.

     (b) Pledgor shall pay or reimburse Pledgee on demand for all costs and expenses (including without limitation reasonable attorneys' fees and legal expenses) paid or incurred by Pledgee in connection with (i) the administration and any amendment of this Pledge Agreement, (ii) the custody or preservation of the Pledged Collateral and any authorized collection from, disposition of or other realization on any item(s) thereof, and (iii) the exercise and enforcement of any of Pledgee's rights, powers and remedies hereunder, including without limitation its right to perform Pledgor's covenants and agreements hereunder to the extent Pledgor fails to do so. Pledgor further agrees to indemnify, defend and hold harmless Pledgee, its Representatives, successors and assigns from and against any and all liabilities, claims, actions, losses, damages, taxes, penalties, fines, costs and expenses (including reasonable attorneys' fees and legal expenses) which in any way arise out of or in connection with any of the actions or matters with respect to which Pledgor has a payment or reimbursement obligation under this Section; provided, however, that Pledgor shall have no
                                --------  -------
obligation to indemnify Pledgee or any such Representative, successor or assign against any liabilities, claims, etc. resulting from such party's negligence or willful misconduct or its failure to exercise reasonable care as and to the extent required in Section 7 hereof. Until any reimbursement of costs or expenses or any indemnity payment required under this Section is received by Pledgee in cash or immediately available funds, the amount thereof shall bear interest at the rate specified in the Financing Agreement for delinquent payments, and such amount and such interest shall constitute part of the Obligations secured by the Pledged Collateral.

     9.  Pledgor Defaults.  The following shall constitute a "Pledgor Default":
         ----------------
(i) Pledgor fails to make payment when due or demanded, as applicable, on or with respect to any indebtedness, obligation or liability which is then part of the Obligations, or fails to perform or comply with any of its covenants or agreements hereunder; (ii) any representation or warranty made by Pledgor herein or in any statement, report or certificate furnished to Pledgee by Pledgor hereunder proves to have been false or misleading in any material respect; or (iii) an "Event of Default" occurs under the Financing Agreement.

     10. Remedies.  (a)  If a Pledgor Default has occurred and is continuing,
         --------
Pledgee may at any time and from time to time exercise any and all rights and remedies available to it (i) hereunder and under the Financing Agreement and any other agreement or instrument then in effect between Pledgor and Pledgee and relating to the Obligations, including without limitation those rights and remedies set out in subsections (b) through (f) of this Section 10, and (ii) as a secured party under the Uniform Commercial Code as then in effect in the State of Connecticut (the "Code") and under any other applicable law or rule of law or equity. Should Pledgee elect to proceed by action at law or in equity to foreclose its security interest in and sell any or all of the Pledged Collateral, Pledgor waives (to the extent permitted by law) any rights it may then have in connection therewith to require Pledgee to post bonds, sureties or collateral security or to demand possession of any such Pledged Collateral pending judgment therein.

     (b) If a Pledgor default has occurred and is continuing, to the extent permitted by the Insurance Commissioner and by applicable federal and state securities laws, Pledgee may sell, assign, transfer, endorse and deliver all or, from time to time any part, of the Pledged Collateral at public or private sale, over the counter or at any broker's board or securities exchange, for cash, on credit or in exchange for other property, for immediate or future delivery, without advertisement or notice (except as provided in this subsection), and for such price and on such terms as Pledgee deems appropriate, provided only that
                                                           --------
all aspects of any such disposition are commercially reasonable within the requirements of Section 42a-9-504 of the Code, as defined and supplemented by the standards and agreements set forth herein. Pledgor agrees that to the extent notice of the time and place of any such public sale, or of the time after which Pledgee intends to make any such private sale or other disposition, is required under the Code, such notice shall be deemed commercially reasonable if transmitted by any of the means described in the Financing Agreement not less than 15 days prior thereto. Pledgee shall not be obligated to effect any sale of any or all of the Pledged Collateral, whether or not notice thereof has been given, and may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may be held without further notice at the time and place to which it was so adjourned.

     (c) At any such private or public sale, to the extent permitted by the Insurance Commissioner, Pledgee shall be entitled to bid for and/or purchase the Pledged Collateral then being sold and may pay the price thereof by credit against the Obligations then outstanding. Any purchaser of any item(s) of the Pledged Collateral (including Pledgee) shall take such item(s) free from any right or claim of Pledgor, and Pledgor hereby waives, to the extent permitted by the Code and other applicable law, all rights of redemption and/or to any stay, exemption or appraisal which Pledgor now has or may hereafter acquire.

     (d) Pledgor agrees and acknowledges that requiring the issuer(s) of the securities included in the Pledged Collateral to register such securities under applicable provisions of federal and state securities laws would not be practicable and therefore could not be deemed commercially reasonable. Pledgor further agrees and acknowledges that in order to comply with applicable federal and state securities laws without effecting such registration, Pledgee may be required: (i) to sell or otherwise dispose of any or all of the Pledged Collateral at one or more private rather than public sales and (ii) to limit the prospective purchasers at such sale(s) to persons who will represent and agree that they are purchasing the securities they intend to acquire for their own account for investment and not with a view to the distribution or sale thereof, and who will be compelled to accept stringent restrictions on their ability to dispose of such securities. Accordingly, Pledgor agrees that: (i) Pledgee shall not incur any liability to Pledgor by reason of the fact that the price obtained for any or all the Pledged Collateral at such private sale(s) to investors restricted as provided above may be less than the price which might be obtained therefor at a public sale or unrestricted private sale and (iii) any and all private sales shall be deemed commercially reasonable even if (A) the amount received is less than the then-outstanding amount of the Obligations and/or (B) even if Pledgee accepts the first offer received or does not offer all or any part of the Pledged Collateral to more than one prospective purchaser, unless the sale in question is conducted in bad faith or in a manner manifestly unreasonable for sales of that type.

     (e) In case of any sale by the Pledgee of any item(s) of the Pledged Collateral on credit or for future delivery, such item(s) may be retained by the Pledgee until the selling price is paid by the purchaser(s) thereof, but the Pledgee shall incur no liability in case of failure of the purchaser to take up and pay for such item(s). In case of any such failure, such item(s) may be sold again upon notice, to the extent required by law, as provided in subsection (b) of this Section 10.

     (f) The proceeds of the sale or other disposition of the Pledged Collateral shall be applied first, to that part of the Obligations consisting of Pledgee's reasonable expenses (including without limitation reasonable attorneys' fees and legal expenses) in preparing for disposition and disposing of the Pledged Collateral and, to the extent not previously reimbursed by Pledgor, in administering this Pledge Agreement and exercising and enforcing its rights, powers and remedies hereunder, and second, to the satisfaction of the then outstanding amount of Pledgor's indebtedness under the Financing Agreement and of all other Obligations then remaining unpaid. Pledgee shall account to Pledgor for any surplus and Pledgor shall be liable to Pledgee for any deficiency.

     11. Amendments, Etc.   No provision of this Pledge Agreement may be
         ----------------
amended, modified, supplemented or waived, and no consent to any departure therefrom by Pledgor may be given, except by a writing duly executed and delivered by the parties hereto, and any such amendment, modification, supplement or waiver shall be effective only as and to the extent provided therein.

     12. Cumulative Remedies; No Waivers by Pledgee.  All rights, powers and
         ------------------------------------------
remedies of Pledgee (i) under this Pledge Agreement and the Financing Agreement and under any other agreements, instruments and other writings now or hereafter existing between Pledgor and Pledgee and relating to the Obligations, and (ii) under the Code and other applicable law, are cumulative and except as otherwise provided by law or in such agreements may be exercised concurrently or in any order of succession. Pledgee's failure to exercise or delay in exercising any of such rights, powers and remedies shall not constitute or imply a waiver thereof, nor shall Pledgee's single or partial exercise of any such right, power or remedy preclude its other or further exercise thereof, or the exercise of any other right, power or remedy. Pledgee's cure of any Pledgor Default shall not constitute a waiver thereof, and its waiver of one Pledgor Default shall not constitute a waiver of any subsequent Pledgor Default.

     13. Pledgor's Waivers.  Pledgor agrees that until the Obligations are paid
         -----------------
in full, Pledgee's security interest in the Pledged Collateral shall be absolute and unconditional regardless of the existence or occurrence of, and expressly waives any defense or discharge which might otherwise arise from, any of the following:

         (i) any lack of validity or enforceability of this Pledge Agreement, the Financing Agreement or any other agreement or instrument relating hereto or thereto or otherwise relating to the Obligations;

         (ii) any change in the time, manner or place of payment of, or in any other terms of, any or all of the Obligations, or any other amendment or waiver of, or any consent to departure from, this Pledge Agreement or the Financing Agreement or any other agreement, instrument or other writing now or hereafter existing between Pledgor and Pledgee and relating to the Obligations;

         (iii) any exchange, release or non-perfection of any other collateral, or any release, amendment or waiver of, or consent to departure from any guaranty, for any or all of the Obligations;

         (iv) Pledgee's resort, during the continuation of a Pledgor Default, to any or all of the Pledged Collateral for payment of all or part of the Obligations prior to proceeding against any other collateral or any other party primarily or secondarily liable for payment thereof; or

         (v) to the extent permitted by law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Obligations or this Pledge Agreement.

     14. Termination; Release of Pledged Collateral.  This Agreement and the
         ------------------------------------------
security interest granted hereunder shall terminate on the date on which all Obligations have been fully satisfied. Pledgee shall thereupon reassign and redeliver (or cause to be reassigned and redelivered) to Pledgor or such person(s) as Pledgor shall designate, against due execution and delivery by Pledgor or such person(s) of a receipt therefor satisfactory to Pledgee in form and substance, such items of the Pledged Collateral (if any) as are then held by Pledgee or its Representatives, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse to or warranty by Pledgee or any such Representative and at the expense of Pledgor.

     15. Notices.  All notices, requests, directions, consents, waivers and
         -------
other communications hereunder shall be in writing and shall be transmitted by the means and to the addresses from time to time specified in the Financing Agreement.

     16. Binding Agreement; Assignment.  This Agreement shall be binding upon
         -----------------------------
and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Pledgor shall not assign or otherwise
             --------  -------
transfer any of its obligations, rights or interests hereunder without the prior written consent of Pledgee.

     17. Governing Law; Severability.  This Agreement shall be governed by and
         ---------------------------
construed in accordance with the laws of the State of Connecticut, except to the extent that the remedies hereunder in respect of the Pledged Collateral are governed by the laws of the State of Indiana. Wherever possible each provision of this Pledge Agreement shall be construed in such manner as to be valid and enforceable under applicable law, but if any provision hereof shall be deemed invalid or unenforceable to any extent in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remainder of such provision or any of the other provisions hereof, and any such invalidity or unenforceability in one jurisdiction shall not render such provision ineffective in any other jurisdiction.

     18. Titles; Defined Terms; Counterparts.  Section titles are for
         -----------------------------------
convenience only and shall not define, limit, amplify, supplement or otherwise modify or affect the substance or intent of this Pledge Agreement or any provision hereof. Initial capitalized terms not defined herein shall have the meanings ascribed to them in the Financing Agreement. This Pledge Agreement may be executed in two or more counterparts, each of which shall when executed by both parties be deemed to be an original but all of which together shall constitute one and the same agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Pledge Agreement to be duly executed by its respective authorized officer as of the date first above written.

                                              VASA INSURANCE GROUP, INC.



                                              By:__________________________
                                                 Print Name:
                                                 Print Title:


                                              VASA BROUGHER, INC.



                                              By:__________________________
                                                 Print Name:
                                                 Print Title:


                                              FLEET NATIONAL BANK



                                              By:__________________________
                                                 Print Name:
                                                 Print Title:

                                                                    ATTACHMENT A


                         ISSUED AND OUTSTANDING SHARES
                               OF CAPITAL STOCK
                               ----------------



Name                                                         No. of Shares
----                                                         -------------

VASA North Atlantic Insurance Company                           1,064

                                   EXHIBIT J

                              GUARANTY AGREEMENT
                              ------------------

         THIS GUARANTY AGREEMENT ("Guaranty") is dated as of December __, 1998, by each of the corporations that is a signatory hereto (each "Guarantor") for the benefit of FLEET NATIONAL BANK, a national banking association ("Bank").

         WHEREAS, pursuant to the Credit Agreement dated as of December 20, 1994 between The Centris Group, Inc. ("Borrower") and Bank, as amended by a First Amendment dated as of March 29, 1996, a Second Amendment to the Credit Agreement dated as of July 1, 1996, a Third Amendment to the Credit Agreement dated September 30, 1998, a Fourth Amendment to the Credit Agreement (Amending and Restating the Credit Agreement) dated as of October 26, 1998 and a Fifth Amendment to the Credit Agreement dated as of December 28, 1998 (said Credit Agreement as currently in effect and as from time to time amended, modified or supplemented, the "Credit Agreement" and together with all documents and instruments executed or to be executed in connection therewith, being herein collectively called the "Loan Documents"), Bank has agreed to make certain revolving loans to Borrower subject to certain conditions.

         WHEREAS, Bank will extend credit to Borrower only if each Guarantor unconditionally guarantees payment of the indebtedness and obligations of Borrower to the Bank, as set forth herein, and a condition precedent to the granting of any credit by Bank under the Loan Documents is the execution and delivery of this Agreement by each Guarantor;

         WHEREAS, each Guarantor is a wholly-owned subsidiary of Borrower, or a corporation controlled by such a subsidiary of Borrower, and has received, and will receive, material and substantial, direct or indirect benefit from the extension of credit by Bank to Borrower;

         NOW, THEREFORE, as an inducement to Bank to extend credit to Borrower, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, each Guarantor hereby agrees as follows:

                                   Article I
                                   ---------

                         Nature and Scope of Guaranty
                         ----------------------------

         Section l.0l. Guaranty of Obligation. Each Guarantor hereby irrevocably
         ------------- ----------------------
and unconditionally guarantees to Bank and its respective successors and assigns the due and punctual payment of the "Guaranteed Debt" (hereinafter defined). Each Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Debt as primary obligor.

         Section 1.02. Definition of Guaranteed Debt. As used herein, the term
         ------------- -----------------------------
"Guaranteed Debt" means:

               (a) All principal, interest, attorneys' fees, commitment fees, liabilities for costs and expenses and other indebtedness, obligations and liabilities of Borrower to Bank at any time created, now or hereafter existing, due or to become due, howsoever incurred, arising or evidenced, whether of principal or interest or payment or performance, including without limitation any of the foregoing arising in connection with the Loan Documents, or any amendments thereto or substitutions therefor, under any documents and instruments executed in connection therewith, and under any renewals, extensions, amendments, restatements, supplements, modifications, or increases thereof or of any promissory notes executed in connection therewith; and

               (b) All costs, expenses and fees, including but not limited to court costs and attorneys' fees, arising in connection with the collection of any or all amounts, indebtedness, obligations and liabilities of Borrower to Bank described in Section l.02(a) above.

         Section 1.03. Indebtedness Not Reduced by Offset. The Guaranteed Debt,
         ------------- -----------------------------------
and the liabilities and obligations of each Guarantor to Bank hereunder, shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Bank, or against payment of the Guaranteed Debt, whether such offset, claim or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise; provided, however, nothing in this Agreement shall be construed as a waiver by any Guarantor of any rights or claims which such Guarantor may have against Bank under this Agreement or otherwise, but any recovery upon such rights and claims shall be had from Bank separately. Without limiting the foregoing or each Guarantor's liability hereunder, to the extent that Bank advances funds or extends credit to Borrower, and does not receive payments or benefits thereon in the amounts and at the times required or provided by applicable agreements or laws, each Guarantor, subject to the terms and conditions hereof, is absolutely liable to make such payments to (and confer such benefits on) Bank, on a timely basis.

         Section 1.04. "Borrower" to Include New Corporations and Partnerships.
         ------------- -------------------------------------------------------
The term "Borrower" as used herein shall include any new or successor corporation or partnership technically formed as a result of any merger, consolidation, or reorganization of Borrower permitted by the Loan Documents.

         Section 1.05. Payment by Each Guarantor. If all or any part of the
         ------------- -------------------------
Guaranteed Debt shall not be punctually paid when due, whether upon demand or at maturity or earlier by acceleration or otherwise, each Guarantor shall, subject to the terms and conditions hereof, immediately upon demand by Bank, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate or acceleration or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Debt to Bank at Bank's principal office. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Debt, and may be made from time to time with respect to the same or different items of Guaranteed Debt. Such demand shall be deemed made, given and received in accordance with Section 4.04 hereof.
                   ------------

         Section 1.06. No Duty to Pursue Others. It shall not be necessary for
         ------------- -------------------------
Bank (and each Guarantor hereby waives any rights which such Guarantor may have to require Bank) in order to enforce payment by such Guarantor, first to (i) institute suit or exhaust its remedies against Borrower or others liable on the Guaranteed Debt or any other Person, (ii) enforce Bank's rights against any security which shall ever have been given to secure the Guaranteed Debt, (iii) enforce Bank's rights against any other Guarantor or other guarantors, if any, of the Guaranteed Debt, (iv) join Borrower or others, if any, liable on the Guaranteed Debt in any action seeking to enforce this Agreement, (v) exhaust any remedies available to Bank against any security which shall ever have been given to secure the Guaranteed Debt, or (vi) resort to any other means of obtaining payment of the Guaranteed Debt. Bank shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Debt.

         Section 1.07 Waiver of Notices etc. Each Guarantor hereby waives notice
         ------------ ---------------------
of (i) any loans or advances made by Bank to Borrower, (ii) acceptance of this Agreement, (iii) any amendment or extension of any instrument or document pertaining to all or any part of the Guaranteed Debt, (iv) the execution and delivery by Borrower or Bank of any loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents in connection therewith, (v) the occurrence of any breach by Borrower of any agreement among Borrower and Bank, (vi) the transfer or disposition of the Guaranteed Debt, or any part thereof, by Bank, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Debt, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Bank, and, generally, all demands and notices of every kind in connection with this Agreement, any documents or agreements evidencing, securing or relating to any of the Guaranteed Debt and the obligations hereby guaranteed other than demands and notices specifically required by this Agreement.

         Section l.08. Nature of Guaranty. This Agreement is an irrevocable,
         ------------- ------------------
absolute, guaranty of payment and not a guaranty of collection. This Agreement may not be revoked by any Guarantor and shall continue to be effective with respect to any Guaranteed Debt arising or created after any attempted revocation by any Guarantor. The fact that at any time or from time to time the Guaranteed Debt may be increased, reduced or paid in full shall not release, discharge or reduce the obligation of each Guarantor with respect to Guaranteed Debt thereafter incurred (or other Guaranteed Debt thereafter arising). This Agreement may be enforced by the Bank (and any subsequent holder of the Guaranteed Debt) and shall not be discharged by the assignment or negotiation of all or part of the Guaranteed Debt.

         Section l.09. Payment of Expenses. In the event that any Guarantor
         ------------- -------------------
should breach or fail to timely perform any provisions of this Agreement, each Guarantor shall, immediately upon demand by Bank, pay to Bank all costs and expenses (including court costs and reasonable attorneys' fees) incurred by Bank in the enforcement hereof or the preservation of Bank's rights hereunder. The covenant contained in this Section l.09 shall survive the payment of the
                           ------------
Guaranteed Debt.

         Section 1.10. Effect of Bankruptcy. In the event that, pursuant to any
         ------------- --------------------
insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Bank must rescind or restore any payment, or any part thereof, received by Bank in satisfaction of the Guaranteed Debt, as set forth herein, any prior release or discharge from the terms of this Agreement given to any Guarantor by Bank shall be without effect, and this Agreement shall remain in full force and effect. It is the intention of Borrower and each Guarantor that each Guarantor's obligations hereunder shall not be discharged except by such Guarantor's performance of such obligations and then only to the extent of such performance or by the indefeasible payment in full of the Guaranteed Debt in cash.

                                  Article II
                                  ----------

             Events and Circumstances Not Reducing or Discharging
             ----------------------------------------------------
                         Each Guarantor's Obligations
                         ----------------------------

         Each Guarantor hereby consents and agrees to each of the following, and agrees that such Guarantor's obligations under this Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which such Guarantor might otherwise have as a result of or in connection with any of the following:

         Section 2.01. Modifications, etc. Any renewal, extension, increase,
         ------------- ------------------
modification, alteration or rearrangement of all or any part of the Guaranteed Debt or any loan agreement, security agreement, collateral document or other document, instrument, contract or understanding among any of Borrower, Bank, or any other parties, pertaining to the Guaranteed Debt;

         Section 2.02. Adjustment, etc. Any adjustment, indulgence, forbearance
         ------------- ---------------
or compromise that might be granted or given by Bank to Borrower or any Guarantor;

         Section 2.03. Condition of Borrower or Any Guarantor. The insolvency,
         ------------- --------------------------------------
bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower or any other party at any time liable for the payment of all or part of the Guaranteed Debt; or any dissolution of Borrower or any Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or any Guarantor, or any changes in the shareholders, partners or members of Borrower or any Guarantor; or any reorganization of Borrower or any Guarantor;

         Section 2.04. Invalidity of Guaranteed Debt. The invalidity, illegality
         ------------- -----------------------------
or unenforceability of all or any part of the Guaranteed Debt, or any document or agreement executed in connection with the Guaranteed Debt, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Debt, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Debt or any part thereof is ultra vires, (iii) the officers or representatives executing the documents creating the Guaranteed Debt acted in excess of their authority, (iv) the Guaranteed Debt violates applicable usury laws, (v) Borrower has valid defenses, claims or offsets

(whether at law, in equity or by agreement) which render the Guaranteed Debt wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Debt (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Debt or executed in connection with the Guaranteed Debt, or given to secure the repayment of the Guaranteed Debt) is illegal, uncollectible or unenforceable, or
(vii) the documents or instruments pertaining to the Guaranteed Debt have been forged or otherwise are irregular or not genuine or authentic;

         Section 2.05. Release of Obligors. Any full or partial release of the
         ------------- -------------------
liability of Borrower on the Guaranteed Debt or any part thereof, or of any co-guarantors, or any other Person (as defined in the Credit Agreements) now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Debt or any part thereof, it being recognized, acknowledged and agreed by each Guarantor that such Guarantor may be required to pay the Guaranteed Debt in full without assistance or support of any other party, and such Guarantor has not been induced to enter into this on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to perform the Guaranteed Debt, or that Bank will look to other parties to perform the Guaranteed Debt;

         Section 2.06. Other Security. The taking or accepting of any other
         ------------- --------------
security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Debt;

         Section 2.07. Release of Collateral etc. Any release, surrender,
         ------------- -------------------------
exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Debt;

         Section 2.08. Care and Diligence. The failure of Bank or any other
         ------------- ------------------
party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

         Section 2.09. Status of Liens. The fact that any collateral, security,
         ------------- ---------------
security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Debt shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by each Guarantor that such Guarantor is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Debt;

         Section 2.10. Offset. The Guaranteed Debt, and the liabilities and
         ------------- ------
obligations of each Guarantor to Bank hereunder, shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of Bank against Borrower, or any other party, or against payment of the Guaranteed Debt, whether such right of offset, claim or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise, subject to the provision of Section 1.03 hereof;
                                                           ------- ----
         Section 2.11. Merger. The reorganization, merger or consolidation of
         ------------- ------
Borrower into or with any other corporation, partnership or other entity;

         Section 2.12. Preference. Any payment by Borrower to Bank is held to
         ------------- ----------
constitute a preference under bankruptcy laws, or for any reason Bank is required to refund such payment or pay such amount to Borrower or someone else; or

         Section 2.13. Other Actions Taken or Omitted. Any other action taken or
         ------------- ------------------------------
omitted to be taken with respect to, the Guaranteed Debt, or the security and collateral therefor, whether or not such action or omission prejudices any Guarantor or increases the likelihood that any Guarantor will be required to pay the Guaranteed Debt pursuant to the terms hereof; it is the unambiguous and unequivocal intention of such Guarantor that, such Guarantor shall be obligated to pay the Guaranteed Debt when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Debt.

                                  Article III
                                  -----------

                   Representations, Warranties and Covenants
                   -----------------------------------------

         To induce Bank to extend credit to Borrower, each Guarantor represents, warrants and covenants to Bank that:

         Section 3.01. Benefit. Each Guarantor has received, or will receive,
         ------------- -------
material and substantial, direct or indirect benefit from the making of this Agreement and the Guaranteed Debt;

         Section 3.02. Familiarity and Reliance. Each Guarantor is familiar
         ------------- ------------------------
with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Guaranteed Debt; however, such Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Agreement;

         Section 3.03. No Representation by Bank. Neither Bank nor any other
         ------------- -------------------------
party has made any representation, warranty or statement to any Guarantor in order to induce such Guarantor to execute this Agreement;

         Section 3.04. Solvency, etc. On the date hereof and after giving effect
         ------------- -------------
to all the transactions contemplated hereby, (i) the assets of each Guarantor, at a fair valuation, will exceed its liabilities, including contingent liabilities, (ii) the remaining capital of each Guarantor will not be unreasonably small to conduct its business, and (iii) each Guarantor will not have incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature. For purposes of this Section 3.04, "debt" means any liability on
                                     ------------
a claim, and "claim" means (i) right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, secured, or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured;

         Section 3.05. Binding Obligation. This Agreement constitutes the valid
         ------------- ------------------
and binding legal obligation of each Guarantor, enforceable in accordance with its terms and the execution and delivery will not conflict with or result in a breach of or constitute a default under any instrument to which such Guarantor is a party or by which such Guarantor or such Guarantor's property is bound, or violate any applicable provision of law or any judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental agency or authority;

         Section 3.06. Obstacles to Guaranty. The execution, delivery and
         ------------- ---------------------
performance by each Guarantor of this Agreement will not conflict with or result in any breach of any provision of, or constitute a default under, or breach of any provision of, or result in the imposition of any lien or charge upon any asset of such Guarantor, or result in the acceleration of any obligation under the terms of any agreement or document binding upon such Guarantor. No consent of any party, and no approval or authorization of any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, other than any approval, authorization or consent which has as of the date hereof been obtained;

         Section 3.07. Survival. All representations and warranties made by each
         ------------- --------
Guarantor herein shall survive the execution hereof; and

         Section 3.08. Litigation. There is no suit, action or proceeding
         ------------- ----------
pending or, to the knowledge of any Guarantor, threatened against or affecting such Guarantor, before or by any court, administrative agency or other governmental authority;

                                  Article IV
                                  ----------

                                 Miscellaneous
                                 -------------

         Section 4.01. Waiver of Subrogation. Until the payment and performance
         ------------- ---------------------
in full of all of the Guaranteed Debt, each Guarantor hereby irrevocably waives any claim or other rights which it may now have or hereafter acquire against Borrower or any other Guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Agreement or any other Loan Documents, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of Bank against Borrower or any Guarantor or any collateral which Bank now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including without limitation, the right to take or receive from Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentences and the Guaranteed Debt shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, Bank, and shall forthwith be paid to Bank and applied upon the Guaranteed Debt, whether matured or unmatured, in accordance with the terms of the other Loan Documents. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section 4.01 is knowingly made in contemplation of such
                         ------------
benefits.

         Section 4.02. Subordination. All debt and other liabilities of Borrower
         ------------- -------------
to each Guarantor are expressly subordinate and junior to the Guaranteed Debt.

         Section 4.03. Waiver. No failure to exercise, and no delay in
         ------------- ------
exercising, on the part of Bank, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Bank hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Agreement, nor consent to departure therefrom, shall be effective unless in writing signed by the applicable Guarantor and Bank, and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

         Section 4.04. Notices. Any notices or other communications required or
         ------------- -------
permitted to be given by this Agreement shall be in writing and shall be deemed to have been given three (3) days after deposit in the mail, designated as certified mail, return receipt requested, post-prepaid, or one (1) day after being entrusted to a reputable commercial overnight delivery service, or upon transmission of a telecopy addressed to the party to which such notice is directed at its address determined as provided in this Section 4.04. All notices
                                                       -------------
and other communications under this Agreement shall be given to the parties hereto at the following addresses:

         Guarantors:

         VASA Insurance Group, Inc.
         525 South Meridian Street
         Indianapolis, IN 46225-1122
         Attn.:   ___________
         Telecopy No.: (___) _________

         VASA Brougher, Inc.
         525 South Meridian Street

         Indianapolis, IN 46225-1122
         Attn.:   ___________
         Telecopy No.: (___) _________


         VASA North America, Inc.
         525 South Meridian Street
         Indianapolis, IN 46225-1122
         Attn.:   ___________
         Telecopy No.: (___) _________

         Bank:

         Fleet National Bank
         777 Main Street
         Hartford, Connecticut 06115
         Attention: David Albanesi
         Telecopy:  (860) 986-2688

Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid or, if mailed, on the day it is mailed as aforesaid, or, if transmitted by telecopy, on the day that such notice is transmitted as aforesaid. Any party may change its address for purposes of this Agreement by giving notice of such change to the other party pursuant to this Section 4.04.
                                                                 ------- ----

         Section 4.05. Governing Law. This Agreement has been prepared, and is
         ------------  -------------
intended to be performed in the State of Connecticut, and the substantive laws of such state shall govern the validity, construction, enforcement and interpretation of this Agreement. For purposes of this Agreement and the resolution of disputes hereunder, each Guarantor hereby irrevocably submits and consents to, and waives any objection to, the non-exclusive jurisdiction of any state court of the State of Connecticut and of any United States Federal court sitting in Connecticut.

         Section 4.06. Invalid Provisions. If any provision of this Agreement is
         ------------  ------------------
held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, unless such continued effectiveness of this Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

         Section 4.07. Entirety and Amendments. This Agreement embodies the
         ------------  -----------------------
entire agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof, and this Agreement may be amended only by an instrument in writing executed by an authorized officer of the party against whom such amendment is sought to be enforced.

         Section 4.08. Parties Bound Assignment. This Agreement shall be binding
         ------------  ------------------------
upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that no Guarantor may, without the prior written consent of Bank, assign any of its rights, powers, duties or obligations hereunder.

         Section 4.09. Headings. Section headings are for convenience of
         ------------  --------
reference only and shall in no way affect the interpretation of this Agreement.

         Section 4.10. Multiple Counterparts. This Agreement may be executed in
         ------------  ---------------------
any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 4.11. Rights and Remedies. If any Guarantor becomes liable for
         ------------  -------------------
any indebtedness owing by Borrower to Bank, by endorsement or otherwise, other than under this Agreement, such liability shall not be in any manner impaired or affected hereby and the rights of Bank hereunder shall be cumulative of any and all other rights that Bank may ever have against such Guarantor. The exercise by Bank of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         Section 4.12. Waiver of Acceptance. Each Guarantor hereby waives any
         ------------  --------------------
legal requirement that Bank accept this Guaranty in order to enforce such Guarantor's promises made herein.

         SECTION 4.13. ENTIRE AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL
         ------------  ----------------
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         SECTION 4.14. WAIVER OF JURY. EACH GUARANTOR IRREVOCABLY WAIVES TRIAL
         ------------  --------------
BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS CONTEMPLATED BY THIS GUARANTY OR ANY AGREEMENT, INSTRUMENT OR WRITING RELATED THERETO AND THE ENFORCEMENT OF ANY OF BANK'S RIGHTS AND REMEDIES.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         EXECUTED as of the day and year first above written.

                                        VASA INSURANCE GROUP, INC.


                                        By:______________________________
                                           Name:
                                           Title:


                                        VASA BROUGHER, INC.


                                        By:______________________________
                                           Name:
                                           Title:


                                        VASA NORTH AMERICA, INC.


                                        By:______________________________
                                           Name:
                                           Title:


Acceptance by:                          FLEET NATIONAL BANK


                                        By:______________________________
                                           Name:
                                           Title:

                                                    EXHIBIT B TO FIFTH AMENDMENT
                                                    ----------------------------

                             OFFICER'S CERTIFICATE

                            THE CENTRIS GROUP, INC.


                               ______ __, 199_


          Pursuant to Section 2(e) of the Fifth Amendment dated as of December 28, 1998 between The Centris Group, Inc., formerly known as US Facilities Corporation (the "Borrower") and Fleet National Bank, formerly known as Shawmut Bank Connecticut, N.A. and Fleet National Bank of Connecticut (the "Bank"),

I, _______________, DO HEREBY CERTIFY on behalf of the Borrower that:

          1. I am the duly elected, qualified and acting Chief Financial Officer of the Borrower; and

          2. Attached hereto as Attachment 1 is a true and correct copy of the consolidated and consolidating SAP and GAAP financial statements of the Borrower and its Subsidiaries as of the close of the fiscal [YEAR/QUARTER] ending __________, 199_; and

          3. I have reviewed the Fifth Amendment and the Credit Agreement and the condition and transactions of the Borrower and its Subsidiaries for the fiscal [YEAR/QUARTER] ending _____, 199_, and to the best of my knowledge the Borrower has observed and performed all of its covenants and other agreements, and satisfied every condition contained in the Fifth Amendment, Credit Agreement and the Revolving Note, and I have not obtained knowledge of any condition or event which constitutes a Default or an Event of Default, except as set forth on Attachment 2 attached hereto; and

          4. Attached hereto as Attachment 3 is true and correct information (with detailed calculations) establishing that the Borrower was in compliance with the covenants set forth in the Credit Agreement during the fiscal [YEAR/QUARTER] ending __________ ___, 199_.

Except as otherwise defined herein, terms used herein shall have the meanings set forth in the Credit Agreement, pursuant to which this certificate is delivered.

          IN WITNESS WHEREOF, I have signed this certificate as of the date hereof on behalf of _____________.


                                        By:________________________________
                                           Print Name:
                                           Title: Chief Financial Officer

                                                           ATTACHMENT 1
                                                                to
                                                           Officer's Certificate


                             Financial Statements
                             --------------------
                             for the period ending
                            _____________ __, 199_

                                                           ATTACHMENT 2
                                                                to
                                                           Officer's Certificate


                        Defaults and Events of Default
                        ------------------------------




Note: If a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action proposed to be taken by the Borrower with respect thereto as required.

                                                           ATTACHMENT 3
                                                                to
                                                           Officer's Certificate
                                                                     Page 1 of 6


                         Computations and Information
                            Showing Compliance with
                   Sections 7.9 to 7.16, 7.18, 7.19 and 7.21
                                    of the
                               Credit Agreement

Except as otherwise defined herein, terms used herein shall have the meanings set forth in the Credit Agreement.

SECTION 7.9.   CAPITAL EXPENDITURES
               --------------------

1.   Aggregate Capital Expenditures actually made, or committed to be made, during
the fiscal year beginning [FILL IN DATE OF START OF FISCAL YEAR]                     = ________________

2.   Line 1 does not exceed $2,500,000.

SECTION 7.10(A).    MINIMUM STATUTORY SURPLUS
                    -------------------------

1.   Statutory Surplus of USF RE as of the fiscal quarter ending ____ __, 199__
(prior to the USF RE Sale)                                                           = ________________

2. Positive Statutory Net Income for each fiscal quarter following the fiscal quarter ended December 31, 1995 was:

         [INCLUDE DATA FOR EACH QUARTER, AS APPLICABLE]

2a.  The sum of positive Statutory Net Income for each of the quarters set forth
in Line 2 above                                                                      = ________________

2b.  75% of line 2a                                                                  = ________________

3. Contributions to surplus made by Borrower to USF RE during each fiscal quarter following the fiscal quarter ended December 31, 1995 were:

         [INCLUDE DATA FOR EACH QUARTER, AS APPLICABLE]

3a.  The sum of the contributions for each of the quarters set forth in line 3
above                                                                                = ________________

4.   The sum of $80,000,000 and line 2b and line 3a                                  = ________________

5.   Line 1 is not less than line 4.

                                                           ATTACHMENT 3
                                                                to
                                                           Officer's Certificate
                                                                     Page 2 of 6


1.   Combined Statutory Surplus of VASA North Atlantic and Seaboard as of the
fiscal quarter ending ____ __, 199__                                                 = ________________

2. Positive Statutory Net Income for each fiscal quarter following the fiscal quarter ended June 30, 1999 was:

         [INCLUDE DATA FOR EACH QUARTER, AS APPLICABLE]

2a.  The sum of positive Statutory Net Income for each of the quarters set forth
in Line 2 above                                                                      = ________________

2b.  75% of line 2a                                                                  = ________________

3. Contributions to surplus made by Borrower to VASA North Atlantic and Seaboard during each fiscal quarter following the fiscal quarter ended June 30, 1999 were:

         [INCLUDE DATA FOR EACH QUARTER, AS APPLICABLE]

3a.  The sum of the contributions for each of the quarters set forth in line 3
above                                                                                = ________________

4.   The sum of $42,500,000 and line 2b and line 3a                                  = ________________

5.   Line 1 is not less than line 4.

SECTION 7.11.  MINIMUM CONSOLIDATED GAAP NET WORTH
               -----------------------------------

1.   Consolidated GAAP Net Worth as of the fiscal quarter ending
______________, 199__.                                                               = ________________

2. Consolidated positive net income (as determined in accordance with GAAP) for each fiscal quarter following the fiscal quarter ended June 30, 1998 was:

         [INCLUDE DATA FOR EACH QUARTER, AS APPLICABLE]

2a.  The sum of the positive net income for each of the quarters set forth in Line
2 above                                                                              = ________________

2b.  50% of line 2a                                                                  = ________________

3.   Paid-in capital resulting from any issuance by the Borrower of its
capital stock                                                                        = ________________

4.   The sum of $100,000,000 and line 2b and line 3                                  = ________________

                                                           ATTACHMENT 3
                                                                to
                                                           Officer's Certificate
                                                                     Page 3 of 6

5. Line 1 is not less than line 4.

SECTION 7.12.  MAXIMUM PREMIUMS TO SURPLUS
               ---------------------------

1.   Aggregate Net Premiums Written by all Insurance Subsidiaries of the Borrower
for the immediately preceding four fiscal quarters (ending on [FILL IN ENDING
DATE FOR FISCAL QUARTER])                                                            = ________________

2.   Combined Statutory Surplus of all Insurance Subsidiaries of the Borrower at
the end of the fiscal quarter ending on [FILL IN ENDING DATE FOR FISCAL QUARTER]     = ________________

3.   The ratio of line 1 to line 2                                                   = ________________

4. The ratio in line 3 is not greater than 3.0 to 1 at the end of the first fiscal quarter of each year and 2.0 to 1 at the end of the second, third and fourth fiscal quarters of each fiscal year.

SECTION 7.13.  [Reserved.]

SECTION 7.14.  MINIMUM INTEREST COVERAGE.
               -------------------------

For each Insurance Subsidiary:

1.   Available Dividends minus dividends paid by such Insurance Subsidiary to the
Borrower for the immediately preceding four fiscal quarters ending on [FILL IN
ENDING DATE FOR FISCAL QUARTER]                                                      = ________________

2.   Consolidating GAAP EBIT of the Borrower and Subsidiaries (except Insurance
Subsidiaries) for the immediately preceding four
fiscal quarters (ending on [FILL IN ENDING DATE FOR FISCAL QUARTER]).                = ________________

3.   The sum of line 1 and line 2                                                    = ________________

4.   Interest Expense for the immediately following four fiscal quarters
(beginning on [FILL IN BEGINNING DATE FOR FOLLOWING FOUR FISCAL QUARTERS])           = ________________

5.   The ratio of line 3 to line 4                                                   = ________________

6. The ratio in line 5 is not less than 2.0 to 1.0 for the fiscal year ending
December 31, 1995 (3.0 to 1.0 for each fiscal year thereafter).

                                                                 ATTACHMENT 3 to
                                                           Officer's Certificate
                                                                     Page 4 of 6

SECTION 7.15.  MINIMUM FIXED CHARGE COVERAGE.
               -----------------------------

For each Insurance Subsidiary:

1.   Available Dividends minus dividends paid by such Insurance
Subsidiary to the Borrower for the immediately preceding four fiscal quarters ending on [FILL IN ENDING DATE FOR FISCAL QUARTER] =____________

2.   Consolidating GAAP EBIT of the Borrower and Subsidiaries
(except Insurance Subsidiaries) for the immediately preceding four fiscal quarters (ending on [FILL IN ENDING DATE FOR FISCAL
QUARTER])                                                          =____________

3.   The sum of line 1 and line 2                                  =____________

4.   Fixed Charges for the immediately succeeding four fiscal
quarters (beginning on [FILL IN ENDING DATE FOR FISCAL QUARTER])   =____________

5.   The ratio of line 3 to line 4                                 =____________

6. The ratio in line 5 is not less than 1.5 to 1.0 for the fiscal year ending December 31, 1995 (1.7 to 1.0 for each fiscal year thereafter).

                                                                 ATTACHMENT 3 to
                                                           Officer's Certificate
                                                                     Page 5 of 6
SECTION 7.16.  MINIMUM DEBT SERVICE COVERAGE.
               -----------------------------

For each Insurance Subsidiary

1.   Available Dividends of such Insurance Subsidiary as of the end of the fiscal quarter ending on [FILL IN ENDING DATE FOR
FISCAL QUARTER]                                                    =____________

2.   Total taxes paid by such Insurance Subsidiary to the
Borrower pursuant to any intercorporate tax-sharing agreement for the immediately preceding four fiscal quarters (ending on [FILL
IN ENDING DATE FOR FISCAL QUARTER])                                =____________

3.   Consolidating income before taxes of the Borrower and
Subsidiaries (except Insurance Subsidiaries) for the immediately preceding four fiscal quarters (ending on [FILL IN ENDING DATE
FOR FISCAL QUARTER])                                               =____________

4.   Total taxes (based on GAAP) paid by the Borrower on a
consolidated basis for the immediately preceding four fiscal
quarters (ending on [FILL IN ENDING DATE FOR FISCAL QUARTER])      =____________

5.   Distributions by Borrower for the immediately preceding four fiscal quarters (ending on [FILL IN ENDING DATE FOR FISCAL
QUARTER]).                                                         =____________

6.   The sum of line 1, line 2 and line 3 minus line 4 and line 5  =____________

7.   Total Interest Expense of the Borrower and its Subsidiaries
on a consolidated basis for the immediately succeeding four
fiscal quarters (beginning on [FILL IN THE BEGINNING DATE OF THE
NEXT SUCCEEDING QUARTER])                                          =____________

8.   Total mandatory reductions of Commitment for the succeeding four fiscal quarters (beginning on [FILL IN THE BEGINNING DATE OF
THE NEXT SUCCEEDING QUARTER]).                                     =____________

9.   The sum of line 7 and line 8                                  =____________

10.  The ratio of line 6 to line 9                                 =____________

11.  The ratio in line 10 is not less than 1.5 to 1.0.

SECTION 7.18.  RISK-BASED CAPITAL RATIO.
               ------------------------

1.   The combined Risk-Based Capital Ratio of the Insurance
Subsidiaries of the Borrower as of the end of the fiscal quarter
ending on [FILL IN ENDING DATE FOR FISCAL QUARTER]                 =____________

2.   The ratio in line 1 is not less than 200%

                                                                 ATTACHMENT 3 to
                                                           Officer's Certificate
                                                                     Page 6 of 6

SECTION 7.19.  MINIMUM CREDIT RATINGS.
               ----------------------

1.   The A.M. Best Rating of USF RE (until the USF RE Sale)        =____________

2.   The A.M. Best Rating of VASA North Atlantic                   =____________

3.   The A.M. Best Rating of Seaboard.                             =____________

4.   The ratings in lines 1, 2 and 3 are not less than "A-".


SECTION 7.21.  DEBT TO CAPITAL RATIO.
               ---------------------

1.   From the period of December 28, 1998 to June 30, 1999,

     a.   For the fiscal quarter ended [_____________],
          consolidated Debt of the Borrower and its
          Subsidiaries                                             =____________

     b.   For the fiscal quarter ended [_____________],
          consolidated GAAP Net Worth                              =____________

     c.   Sum of lines a and b.                                    =____________

     d.   45% of line c                                            =____________

     e.   Line a does not exceed line d.

2.   After June 30, 1999,

     a.   For the fiscal quarter ended [_____________],
          consolidated Debt of the Borrower and its
          Subsidiaries                                             =____________

     b.   For the fiscal quarter ended [_____________],
          consolidated GAAP Net Worth                              =____________

     c.   Sum of lines a and b.                                    =____________

     d.   35% of line c.                                           =____________

     e.   Line a does not exceed line d.

                                                    EXHIBIT C TO FIFTH AMENDMENT
                                                    ----------------------------

          (Description of Opinion of California Counsel to Borrower)



     The opinion of R.W. Loeb, Professional Law Corporation, counsel to the Borrower, which is called for by Section 2(l) of the Fifth Amendment, shall be dated the Closing Date and addressed to the Bank, and shall be in form and substance satisfactory to the Bank, and shall be to the effect that:

     1. The Borrower, and each of its Subsidiaries, is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority (a) to own its assets and to transact the business in which it is now engaged and
(b) with respect to the Borrower (i) to enter into and perform the Fifth Amendment, (ii) to issue and deliver the Revolving Note, (iii) to enter into and perform the Pledge Agreements, (iv) to execute and deliver the documents and certificates delivered in connection with the Fifth Amendment, the Revolving Note, the Pledge Agreements, the Acknowledgment and Ratification of the Pledge Agreement and (iv) to carry out the transactions contemplated by the Fifth Amendment, the Revolving Note, Pledge Agreements and the Acknowledgment and Ratification of the Pledge Agreement.

     2. The Borrower and each of its Subsidiaries are each duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required, except where the failure to be so qualified would not have a material adverse effect on the financial condition, operations, Properties, business or prospects of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under the Fifth Amendment, the Revolving Note, the Pledge Agreements and the Acknowledgment and Ratification of the Pledge Agreement. The Borrower is the record and beneficial owner of all of the issued and outstanding shares of capital stock of USF RE INSURANCE COMPANY, USBENEFITS Insurance Services, Inc. and the other Subsidiaries, free and clear of any Lien, and all such shares have been duly issued and are fully paid and non-assessable. The certificates and/or other instruments or writings pledged to you and delivered to you pursuant to the USF RE Pledge Agreement represent all of the issued and outstanding shares of capital stock of USF RE INSURANCE COMPANY.

     3. The Fifth Amendment, the Revolving Note, the USF RE Pledge Agreement and the Acknowledgment and Ratification of the Pledge Agreement have been duly executed and delivered by duly authorized officers of the Borrower and constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

     4. The execution, delivery and performance by the Borrower of the Fifth Amendment, the Revolving Note, the USF RE Pledge Agreement and the Acknowledgment and Ratification of the Pledge Agreement have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of the shareholders of the Borrower; (b) violate any provisions of the articles of incorporation or by-laws of the Borrower; (c) violate any provision of any law, rule or regulation (including without limitation, Regulation U and X of the Board of Governors of the Federal Reserve System) or, to our knowledge, after due inquiry, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to and binding upon the Borrower or any of its Subsidiaries; (d) result in a breach of or constitute a default or require any consent under any loan or credit agreement or any other agreement, mortgage, indenture, lease or instrument known to us, after due inquiry, to which the Borrower or any Subsidiary is a party or by which the Properties of the Borrower or any of its Subsidiaries may be bound or affected; or (e) result in, or require, the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by the Borrower or any of its Subsidiaries, except as created by the Pledge Agreements.

     5. To the best of our knowledge, based on our inquiry of the President of the Borrower and our knowledge of those matters as to which this firm has been engaged by the Borrower for legal consultation or representation, except as described in Schedule 5.4 to the Credit Agreement, there are no actions, suits or proceedings or investigations (other than routine examinations performed by insurance regulatory authorities) pending or threatened against or affecting the Borrower or any of its Subsidiaries, or any Property of any of them before any court, governmental agency or arbitrator, which if determined adversely to the Borrower or any of its Subsidiaries would in any one case or in the aggregate, materially adversely affect the financial condition, operations, Properties, business or prospects of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under the Fifth Amendment, the Revolving Note, the Pledge Agreements or the Acknowledgment and Ratification of the Pledge Agreement.

     6. Neither the Borrower nor any of its Subsidiaries is subject to regulation under the Investment Company Act of 1940, as amended, or any statute or regulation limiting its ability to incur indebtedness for money borrowed as contemplated by the Fifth Amendment.

     7. No authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, or exemption by, any governmental or public body or authority, or any subdivision thereof, or any other Person under any law, act, rule, regulation or otherwise, is required to authorize, or is required in connection with the execution, delivery and performance by the Borrower of, or the legality, validity, binding effect or enforceability of, the Fifth Amendment, the Revolving Note, the Pledge Agreements or the Acknowledgment and Ratification of the Pledge Agreement, except the authorizations, consents, approvals, orders, licenses or permits described in Schedule 5.15 of the Credit Agreement which have been obtained and are in full force and effect.

     8. The USF RE Pledge Agreement created for the benefit of the holder of the Revolving Note a valid security interest in the Pledged Collateral (as defined in the USF RE Pledge Agreement) by such Holder, such security interest has been duly perfected and no other action is necessary to effect or preserve such security interest (assuming the Pledged Shares are at all times in your possession) except that it may be advisable to file duly executed continuation statements with respect to financing statements filed in the jurisdiction in which the Borrower's chief executive office is located within six months prior to the expiration of five years following the date of original filing.

     The opinions expressed herein are limited to the laws of the State of California and the federal laws of the United States of America.

     The opinions expressed herein are solely for your benefit and may not be relied upon by any other person or entity without our consent.

                                                    EXHIBIT D TO FIFTH AMENDMENT
                                                    ----------------------------

    (Description of Opinion of Massachusetts Insurance Counsel to Borrower)



     The opinion of Anderson & Kreiger, Massachusetts insurance counsel to the Borrower, which is called for by Section 2(m) of the Fifth Amendment, shall be dated the Closing Date and addressed to the Bank, and shall be in form and substance satisfactory to the Bank, and shall be to the effect that:

     1. The execution, delivery and performance by the Borrower of the Fifth Amendment, the Revolving Note, the USF RE Pledge Agreement and the Acknowledgment and Ratification of the Pledge Agreement do not and will not violate any provision of any law, rule or regulation or, to our knowledge, after due inquiry, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to and binding upon the Borrower or any of its Subsidiaries.

     2. No authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, or exemption by, any governmental or public body or authority, or any subdivision thereof, or any other Person under any law, act, rule, regulation or otherwise, including without limitation the [MASSACHUSETTS INSURANCE CODE (THE "CODE")] or [ANY APPLICABLE MASSACHUSETTS HOLDING COMPANY ACT (THE "ACT")], is required to authorize, or is required in connection with the execution, delivery and performance by the Borrower of, or the legality, validity, binding effect or enforceability of, the Fifth Amendment, the Revolving Note, the USF RE Pledge Agreement or the Acknowledgment and Ratification of the Pledge Agreement.

     3. USF RE INSURANCE COMPANY is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to own its assets and to transact the business in which it is now engaged.

     The opinions expressed herein are limited to the laws of the Commonwealth of Massachusetts.

     The opinions expressed herein are solely for your benefit and may not be relied upon by any other person or entity without our consent.

                                                    EXHIBIT E TO FIFTH AMENDMENT
                                                    ----------------------------

                        ACKNOWLEDGMENT AND RATIFICATION
                            OF THE PLEDGE AGREEMENT


     Reference is made to that certain Pledge Agreement dated as of December 20, 1994 between The Centris Group Inc., formerly known as US Facilities Corporation, a Delaware corporation ("Pledgor"), and Fleet National Bank, a national banking association formerly known as Shawmut Bank Connecticut, N.A. and Fleet National Bank of Connecticut ("Pledgee").

     1. To secure the prompt and complete payment and performance when due of the Obligations (as defined below), Pledgor pledged, assigned, delivered and
                            -----
transferred to Pledgee, and granted Pledgee a continuing security interest in, all of the following property and rights and interest in property (all such property, rights and interests being hereinafter collectively called the "Pledged Collateral"):

     (i) all issued and outstanding shares of the capital stock of USF RE INSURANCE COMPANY, and any additional shares of the capital stock of any class or series of USF RE INSURANCE COMPANY which Pledgor may at any time and from time to time purchase or otherwise acquire, together with the certificates and/or other instruments or writings representing them (such shares, certificates and other writings being hereinafter collectively called the "Pledged Shares");

     (ii) (A) all shares and other securities and all warrants, rights and options to acquire Pledged Shares (such shares, securities, warrants, rights and options together with the certificates and/or other instruments or writings representing them being hereinafter collectively called the "Additional Pledged Securities") and (B) all money and other property, at any time and from time to time received or receivable by or distributed or distributable to Pledgor from the issuer of any or all of the Pledged Shares in exchange or substitution for or otherwise in respect of any or all of the Pledged Shares or earlier-issued Additional Pledged Securities (whether in the ordinary course of such issuer's business or representing or resulting from cash or stock dividends, stock splits or reclassifications, the recapitalization, reorganization, merger, consolidation, disposition of assets, liquidation or dissolution of such issuer, the exercise by Pledgor of warrants, rights or options, or any other action or cause); and

     (iii) all proceeds of any or all of the foregoing.

     2. Under the Pledge Agreement, the term "Obligations" means all indebtedness, liabilities and obligations of any kind of Pledgor to Pledgee (whether directly as principal or maker or indirectly as guarantor, surety, endorser or otherwise), now or hereafter existing, due or to become due, howsoever incurred, arising or evidenced, whether of principal or interest or payment or performance under the Credit Agreement dated as of December 20, 1994 between Pledgor and Pledgee (said Credit Agreement as currently in effect and as from time to time amended, modified or supplemented).

     3. Pledgor and Pledgee have amended and restated such Credit Agreement pursuant to the Fifth Amendment to the Credit Agreement dated December 28, 1998 between Pledgor and Pledgee (the "Fifth Amendment") which, among other things, increases the Bank's Commitment to $75,000,000.

     4. Pledgee has requested that Pledgor acknowledge that the Pledge Agreement applies to the Credit Agreement as amended and restated by the Fifth Amendment.

     5. Accordingly, Pledgor acknowledges, ratifies and confirms the following:

           A. The term "Obligations" referred to in the Pledge Agreement includes all indebtedness, liabilities and obligations of any kind of Pledgor to Pledgee arising under the Credit Agreement as amended by the Fifth Amendment;

           B.  The Pledge Agreement remains in full force and effect; and

           C. Pledgor hereby ratifies and confirms Pledgor's pledge, assignment, delivery and transfer to Pledgee and grant to Pledgee of a continuing security interest in the Pledged Collateral.

     This Acknowledgment and Ratification of the Pledge Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Acknowledgment and Ratification by signing any such counterpart.

     All capitalized terms used herein, but not defined herein shall have the meanings described to them in the Pledge Agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment and Ratification of the Pledge Agreement to be executed by its duly authorized officer as of the date hereof.


Dated:  __________, 1998           THE CENTRIS GROUP, INC.

                                   _________________________
                                   Name:
                                   Title:

ACCEPTED BY:
FLEET NATIONAL BANK

_________________________
Name:
Title:

                                      -3-